UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08915

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 16

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2018

Date of reporting period:	10/31/2018

Item 1 – Reports to Stockholders

PGIM INCOME BUILDER FUND

(Formerly known as Prudential Income Builder Fund)

ANNUAL REPORT

OCTOBER 31, 2018

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an e-mail request to PGIM Investments at shareholderreports@pgim.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: To seek income and long-term capital growth

Highlights (unaudited)

•

Tactical asset allocation decisions added to the Fund’s relative performance, led by overweight allocations to equity income investments, convertible bonds, high yield corporate bonds, and master limited partnerships.

•	The Fund benefited from its underweight positions in core bonds, emerging markets bonds, and preferred stocks, all of which posted negative returns during the reporting period.

•	Strategic asset allocation was a key detractor from performance, with most of the Fund’s exposures failing to keep pace with the S&P 500 Index, which posted a gain during the period.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company. Jennison Associates LLC, PGIM, Inc. (PGIM), and Quantitative Management Associates LLC (QMA) are registered investment advisers and Prudential Financial companies. QMA is the primary business name of Quantitative Management Associates LLC, a wholly owned subsidiary of PGIM. PGIM Fixed Income and PGIM Real Estate are units of PGIM. © 2018 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM Real Estate, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how

PGIM Income Builder Fund	3

long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able

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to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

LR1094

- Not part of the Annual Report -

PGIM Income Builder Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for PGIM Income Builder Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

During the reporting period, the global economy continued to grow, and central banks gradually tightened monetary policy. In the US, the economy expanded and employment increased. In September, the Federal Reserve hiked interest rates for the eighth time since 2015, based on confidence in the economy.

Equity returns on the whole were strong, due to optimistic earnings expectations and investor sentiment. Global equities, including emerging markets, generally posted positive returns. However, they trailed the performance of US equities, which rose on higher corporate profits, new regulatory policies, and tax reform benefits. Volatility spiked briefly early in the period on inflation concerns, rising interest rates, and a potential global trade war, and again late in the period on worries that profit growth might slow in 2019.

The overall bond market declined modestly during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. The best performance came from higher-yielding, economically sensitive sectors, such as high yield bonds and bank loans, which posted small gains. US investment-grade corporate bonds and US Treasury bonds both finished the period with negative returns. A major trend during the period was the flattening of the US Treasury yield curve, which increased the yield on fixed income investments with shorter maturities and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Income Builder Fund

December 14, 2018

*The Prudential Day One Funds did not change their names.

PGIM Income Builder Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/18 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–5.77	1.94	5.82	—
Class B	–6.81	1.97	5.52	—
Class C	–3.03	2.09	5.51	—
Class R	–1.58	2.62	6.05	—
Class Z	–1.08	3.13	6.57	—
Class R6*	–1.07	N/A	N/A	2.92 (12/30/16)
S&P 500 Index
	7.35	11.33	13.23	—
Bloomberg Barclays US Aggregate Bond Index
	–2.05	1.83	3.94	—
Lipper Flexible Portfolio Funds Average
	–1.58	3.27	7.58	—

	Average Annual Total Returns as of 10/31/18 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–1.33	2.88	6.31	—
Class B	–2.08	2.11	5.52	—
Class C	–2.09	2.09	5.51	—
Class R	–1.58	2.62	6.05	—
Class Z	–1.08	3.13	6.57	—
Class R6*	–1.07	N/A	N/A	2.92 (12/30/16)
S&P 500 Index	7.35	11.33	13.23	—
Bloomberg Barclays US Aggregate Bond Index
	–2.05	1.83	3.94	—
Lipper Flexible Portfolio Funds Average
	–1.58	3.27	7.58	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P 500 Index and the Bloomberg Barclays US Aggregate Bond Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2008) and the account values at the end of the current fiscal year (October 31, 2018) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

*Formerly known as Class Q shares.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the class’ inception date.

PGIM Income Builder Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z	Class R6**
Maximum initial sales charge	4.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Year 1) 4.00% (Year 2) 3.00% (Year 3) 2.00% (Year 4) 1.00% (Years 5/6) 0.00% (Year 7)	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	1.00%	0.75% (0.50% currently)	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired by except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

**Formerly known as Class Q shares.

Benchmark Definitions

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how US stock prices in the United States have performed. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 13.18%.

Bloomberg Barclays US Aggregate Bond Index—The Bloomberg Barclays US Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including US Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 0.59%.

Lipper Flexible Portfolio Funds Average—The Lipper Flexible Portfolio Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Flexible Portfolio Funds universe for the periods noted. The funds in the Lipper Average allocate their investments to both domestic and foreign securities across traditional asset classes with a focus on total return. The average annual total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 4.59%.

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Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 10/31/18 (%)
SPDR Bloomberg Barclays Convertible Securities ETF	8.0
PGIM Total Return Bond Fund (Class R6)	4.7
Invesco Preferred ETF	3.9
SPDR S&P 500 ETF Trust	1.8
Williams Cos., Inc. (The), Oil, Gas & Consumable Fuels	1.2

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/18 (%)
Exchange Traded Funds	13.7
Oil, Gas & Consumable Fuels	13.1
Equity Real Estate Investment Trusts (REITs)	12.8
Sovereign Bonds	8.0
Affiliated Mutual Funds	6.8

Industry weightings reflect only long-term investments and are subject to change.

PGIM Income Builder Fund	11

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Income Builder Fund’s Class Z shares returned –1.08% for the 12-month reporting period that ended October 31, 2018, outperforming the –2.05% return of the Bloomberg Barclays US Aggregate Bond Index (the Index) and underperforming the 7.35% return of the S&P 500 Index. The Fund outperformed the –1.58% return of the Lipper Flexible Portfolio Funds Average.

What were the market conditions?

•

In a major event capping 2017, the US Congress passed a tax reform bill that was signed into law in December. The law cut the corporate tax rate to 21% from 35% and reduced individual tax rates, including lowering the top rate to 37% from 39.6%. The US equity markets advanced in anticipation of the law and surged into the new year.

•

In late January through February of 2018, US equities experienced a steep decline, triggered by an inflation scare and US protectionist trade measures. The market pullback was accompanied by a sharp spike in volatility that drove the unwinding of investors’ short volatility positions. These positions seek to profit from the potential of continued low levels of volatility.

•

US equities remained range bound during the spring, despite 25% year-over-year earnings growth in the first two quarters of 2018, fueled by the fiscal stimulus of corporate tax cuts. The economic backdrop was also favorable, amid continued strong growth. Equity performance may have been restrained by geopolitical concerns. Anxiety regarding a global trade war emerged in March, eased in May, but intensified again in June on the heels of unprecedented acrimony at the G7 (Group of Seven) summit and the Trump administration’s threat to impose tariffs on Chinese goods. The G7 consists of Canada, France, Germany, Italy, Japan, the United Kingdom (the UK), and the US. These countries, with the seven largest advanced economies in the world, represent more than 62% of global net wealth. Retaliatory measures by China ignited fears of a tit-for-tat escalation cycle that could be destructive for global economic growth.

•

Fears of a trade war abated toward the end of the summer, with good news heralded by a trade agreement between the US and Mexico, lower-than-expected tariffs on $200 billion of Chinese goods, and a trade deal with Canada that concluded the renegotiation of the North American Free Trade Agreement. US equity markets surged in response, delivering strong gains from July to September and reaching new highs as geopolitical anxiety eased and strong corporate earnings continued.

•

US equities were volatile in October 2018, declining amid investor concerns about the pace of US economic growth and the outlook for corporate earnings. Toward the end of the month, US equities retraced some of their losses on positive economic news and solid earnings reports.

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•

At the end of the reporting period, US economic growth was continuing, while growth in other major economies had moderated. Overall, 2018 appeared to be a year of global growth divergence, whereas 2017 was characterized by synchronized global economic recovery.

•

US economic growth was accompanied by rising interest rates and a stronger US dollar, which strained emerging markets economies. Higher US interest rates caused capital outflows from the emerging markets, leading to the sharp depreciation of emerging markets currencies and unleashing a vicious cycle of increased inflation and central bank rate hikes. This was especially true in countries with significant political problems, economic imbalances, and limited reserves, such as Turkey and Argentina. Trade tensions and the high price of crude oil further exacerbated the problem, even in stronger emerging markets countries, by putting additional pressure on their foreign currency reserves. Nevertheless, the potential of an emerging markets crisis appeared to be contained at the end of the period, thanks to China’s commitment to doing “whatever it takes” to keep its own economy stable and the proactive stance of emerging markets central banks overall.

•

In Europe and Japan, economic growth has slowed since the beginning of 2018, roiled by negative news such as tariff uncertainty, protracted negotiations over the UK’s exit from the European Union, and the possibility of Italy leaving as well. Consequently, non-US developed markets stocks were weak, while emerging markets stocks declined. In contrast, the S&P 500 Index generated a solidly positive return during the same period. QMA believes the divergence in equity returns between the US and other developed markets countries has reached an unprecedented level and thinks they are likely to converge.

•

US small-cap equities outperformed from March to July at the height of the trade tensions, perceived by investors as a domestic asset class that could provide safe haven from macroeconomic turbulence abroad. With trade tensions easing, this sector gave back some of its gains toward the end of the reporting period.

•

The Federal Reserve (the Fed) continued tightening US monetary policy, having raised short-term rates six times from the beginning of 2017 through the end of the reporting period. This has lifted the short-term end of the US Treasury yield curve, while the long-term end has remained anchored by interest rate differentials with the rest of the world and investors’ fears about the maturity of the US business cycle. As a result, the US Treasury yield curve flattened throughout 2018.

•

US Treasury securities and investment-grade corporate bonds underperformed US equities between January 1 and October 31, 2018. At the same time, high yield corporate bonds performed strongly, as spreads (yield differentials versus US Treasuries) narrowed due to the healthy economic backdrop.

PGIM Income Builder Fund	13

Strategy and Performance Overview (continued)

What worked?

•

Tactical asset allocation decisions added to the Fund’s relative performance, led by overweight allocations to equity income investments, convertible bonds, high yield corporate bonds, and master limited partnerships. These exposures were the Fund’s top-performing market segments.

•	The Fund benefited from its underweight positions in core bonds, emerging markets bonds, and preferred stocks, all of which posted negative returns during the reporting period.

•	Manager allocations within the High Yield sleeve and Emerging Markets Debt sleeve added value for the period, as they posted positive results relative to their benchmark indexes.

What didn’t work?

•	Strategic asset allocation was a key detractor from performance, with most of the Fund’s exposures failing to keep pace with the S&P 500 Index, which posted a gain during the period.

•	The Fund’s strategic exposure to emerging markets debt challenged its relative performance, as that asset class posted large negative returns on an absolute basis.

•	Manager allocations hurt performance as the Fund’s subadvisers, in aggregate, posted negative results relative to their benchmark indexes.

Did the Fund use derivatives, and how did they affect performance?

•	The Fund did not utilize any derivative instruments at the aggregate level, though the underlying subadvisers may, as is permitted in managing their respective strategies.

•

For the emerging markets sleeve of the Fund, currency positioning was partially facilitated by the use of currency forward and option contracts. This currency positioning hurt relative performance during the period. The sleeve also used Treasury futures to hedge rate risk relative to the benchmark and to help immunize any impact from fluctuation in interest rates relative to the benchmark.

•

For the high yield sleeve of the Fund, US Treasury futures were used to hedge rate risk relative to the benchmark and to help immunize any impact from fluctuation in interest rates relative to the benchmark.

Current outlook

•

The Fund seeks to provide income and long-term capital growth by investing in a dynamically managed diversified portfolio of income-oriented securities. The Fund adjusts its allocations as market conditions change to help provide a balance of yield, return, and risk.

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•

The global economy enters the last quarter of 2018 with good momentum. However, global growth has become less synchronized, more uneven, and less robust as economic activity appears to be moderating across most of the developed world while slowing in China and other emerging markets. On balance, the near-term risk of a global downturn remains low. However, global risk factors—including continued Fed tightening, Brexit, and escalating trade tensions—all remain in place. With such uncertainty, the markets seem poised for a heightened period of volatility as investors continue to contend with these risks. Income-oriented markets will not be immune to volatility as prospects for continued Fed tightening, the recent increase in Treasury yields, and the sizeable drop in energy prices likely will weigh on markets. Moving forward, investors will be monitoring growth-oriented indicators to see whether macro fundamentals remain supportive. In addition, inflation developments will be a key focus as markets look to price in the risk of the Fed moving too quickly in 2019. If growth remains healthy and inflation subdued, risk assets may provide positive returns as macro risks give way to corporate fundamentals and supportive valuations.

PGIM Income Builder Fund	15

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

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and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Income Builder Fund		Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$992.10	0.95%	$4.77
	Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84
Class B	Actual	$1,000.00	$988.20	1.70%	$8.52
	Hypothetical	$1,000.00	$1,016.64	1.70%	$8.64
Class C	Actual	$1,000.00	$987.10	1.70%	$8.51
	Hypothetical	$1,000.00	$1,016.64	1.70%	$8.64
Class R	Actual	$1,000.00	$989.80	1.20%	$6.02
	Hypothetical	$1,000.00	$1,019.16	1.20%	$6.11
Class Z	Actual	$1,000.00	$992.30	0.70%	$3.52
	Hypothetical	$1,000.00	$1,021.68	0.70%	$3.57
Class R6**	Actual	$1,000.00	$993.40	0.70%	$3.52
	Hypothetical	$1,000.00	$1,021.68	0.70%	$3.57

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2018, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

PGIM Income Builder Fund	17

Schedule of Investments

as of October 31, 2018

Description	Shares	Value
LONG-TERM INVESTMENTS 98.0%

AFFILIATED MUTUAL FUNDS 6.8%
PGIM Floating Rate Income Fund (Class R6)	422,948	$4,166,038
PGIM Short Duration High Yield Income Fund (Class R6)	482,251	4,238,989
PGIM Total Return Bond Fund (Class R6)	1,377,258	19,047,477

TOTAL AFFILIATED MUTUAL FUNDS (cost $27,911,298)		27,452,504

COMMON STOCKS 44.5%

Aerospace & Defense 0.9%
Boeing Co. (The)	5,484	1,946,052
Safran SA (France)	11,583	1,498,418

		3,444,470

Banks 2.2%
Bank of America Corp.	69,894	1,922,085
BB&T Corp.	28,530	1,402,535
JPMorgan Chase & Co.	28,770	3,136,505
PNC Financial Services Group, Inc. (The)	7,280	935,407
SunTrust Banks, Inc.	24,303	1,522,826

		8,919,358

Beverages 0.8%
Coca-Cola Co. (The)	41,968	2,009,428
Diageo PLC (United Kingdom), ADR	3,381	467,119
Keurig Dr Pepper, Inc.	22,062	573,612

		3,050,159

Capital Markets 0.9%
CME Group, Inc.	10,130	1,856,221
Moelis & Co. (Class A Stock)	41,261	1,665,294

		3,521,515

Chemicals 0.2%
Akzo Nobel NV (Netherlands)	7,681	645,856

Communications Equipment 0.6%
Cisco Systems, Inc.	49,212	2,251,449

See Notes to Financial Statements.

PGIM Income Builder Fund	19

Schedule of Investments (continued)

as of October 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Diversified Telecommunication Services 0.2%
AT&T, Inc.	8,588	$263,480
Verizon Communications, Inc.	11,261	642,890

		906,370

Electric Utilities 0.5%
Duke Energy Corp.	8,709	719,625
Exelon Corp.	33,744	1,478,324

		2,197,949

Electrical Equipment 0.4%
Emerson Electric Co.	23,468	1,593,008

Energy Equipment & Services 0.1%
USA Compression Partners LP, MLP	33,570	491,801

Entertainment 0.2%
Twenty-First Century Fox, Inc. (Class A Stock)	15,764	717,577

Equity Real Estate Investment Trusts (REITs) 10.2%
AEW UK REIT PLC (United Kingdom), REIT	558,124	679,843
Alstria office REIT-AG (Germany)	37,260	536,675
American Tower Corp.	6,411	998,898
Americold Realty Trust, REIT	61,398	1,519,600
Columbia Property Trust, Inc., REIT	127,222	2,856,134
Community Healthcare Trust, Inc., REIT	63,644	1,891,500
CoreSite Realty Corp., REIT	4,975	466,953
Crown Castle International Corp., REIT	4,714	512,600
DiamondRock Hospitality Co., REIT	82,854	865,824
Easterly Government Properties, Inc., REIT	110,899	2,015,035
Extra Space Storage, Inc., REIT	5,565	501,184
Four Corners Property Trust, Inc., REIT	22,773	593,920
Frasers Logistics & Industrial Trust (Singapore), REIT	701,919	517,773
Highwoods Properties, Inc., REIT	86	3,667
Japan Hotel REIT Investment Corp. (Japan)	811	577,296
JBG SMITH Properties, REIT	34,937	1,309,439
Kenedix Retail REIT Corp. (Japan)	559	1,191,243
Keppel REIT (Singapore)	1,061,714	867,087
Klepierre SA (France), REIT	30,838	1,048,823
LaSalle Logiport REIT (Japan)	624	574,302
Macerich Co. (The), REIT	38,136	1,968,580
MedEquities Realty Trust, Inc., REIT	254,676	2,106,170
MGM Growth Properties LLC, REIT (Class A Stock)	100,775	2,850,925

See Notes to Financial Statements.

20

Description	Shares	Value
COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)
Omega Healthcare Investors, Inc.	16,473	$549,375
Prologis Property Mexico SA de CV (Mexico), REIT	278,049	490,033
Sabra Health Care REIT, Inc.	128,543	2,782,956
STAG Industrial, Inc., REIT	74,999	1,984,474
Starhill Global REIT (Singapore)	12	6
Stockland (Australia), REIT	290,216	740,835
Suntec Real Estate Investment Trust (Singapore), REIT	968,754	1,239,060
Unibail-Rodamco-Westfield (France), REIT	10,529	1,907,749
Vicinity Centres (Australia), REIT	452,857	848,541
Warehouse REIT PLC (United Kingdom)	847,687	1,048,453
Welltower, Inc., REIT	47,184	3,117,447

		41,162,400

Food & Staples Retailing 0.3%
Walmart, Inc.	10,632	1,066,177

Food Products 1.0%
Conagra Brands, Inc.	40,579	1,444,612
Hershey Co. (The)	12,532	1,342,804
Mondelez International, Inc. (Class A Stock)	28,076	1,178,631

		3,966,047

Health Care Equipment & Supplies 0.8%
Abbott Laboratories	23,454	1,616,919
Zimmer Biomet Holdings, Inc.	15,415	1,750,990

		3,367,909

Health Care Providers & Services 0.3%
UnitedHealth Group, Inc.	3,893	1,017,436

Hotels, Restaurants & Leisure 0.5%
McDonald’s Corp.	10,312	1,824,193

Independent Power & Renewable Electricity Producers 1.2%
Clearway Energy, Inc. (Class C Stock)	103,344	2,026,576
NextEra Energy Partners LP	35,347	1,609,349
NRG Energy, Inc.	37,996	1,375,075

		5,011,000

Industrial Conglomerates 0.2%
Honeywell International, Inc.	6,142	889,484

See Notes to Financial Statements.

PGIM Income Builder Fund	21

Schedule of Investments (continued)

as of October 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Insurance 0.2%
MetLife, Inc.	23,344	$961,539

IT Services 0.7%
Fidelity National Information Services, Inc.	16,295	1,696,309
Mastercard, Inc. (Class A Stock)	5,783	1,143,126

		2,839,435

Life Sciences Tools & Services 0.3%
Thermo Fisher Scientific, Inc.	5,933	1,386,245

Media 0.2%
CBS Corp. (Class B Stock)	12,591	722,094

Metals & Mining 0.3%
BHP Billiton Ltd. (Australia), ADR(a)	26,634	1,229,958

Mortgage Real Estate Investment Trusts (REITs) 0.3%
MFA Financial, Inc.	142,988	990,907
Starwood Property Trust, Inc.	19,550	424,626

		1,415,533

Multiline Retail 0.3%
Target Corp.	16,101	1,346,527

Multi-Utilities 0.4%
Ameren Corp.	14,575	941,253
Public Service Enterprise Group, Inc.	9,778	522,439

		1,463,692

Oil, Gas & Consumable Fuels 13.1%
Andeavor Logistics LP, MLP	20,722	830,123
Antero Midstream GP LP	29,233	470,944
Antero Midstream Partners LP, MLP	49,784	1,500,988
BP PLC (United Kingdom), ADR	70,434	3,054,722
Cheniere Energy Partners LP, MLP	116,166	3,911,309
Cheniere Energy, Inc.*	27,814	1,680,244
Crestwood Equity Partners LP, MLP	21,403	721,495
Enbridge, Inc. (Canada)	46,151	1,438,045
Energy Transfer LP, MLP	255,935	3,977,230
EnLink Midstream LLC	40,763	529,919
EnLink Midstream Partners LP, MLP	93,393	1,415,838

See Notes to Financial Statements.

22

Description	Shares	Value
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
Enterprise Products Partners LP, MLP	132,976	$3,566,416
EQGP Holdings LP, MLP	23,255	365,103
EQM Midstream Partners LP, MLP	22,130	1,015,988
Frontera Energy Corp. (Colombia)*	2,232	29,083
Kinder Morgan, Inc.	138,541	2,357,968
MPLX LP, MLP	37,254	1,252,107
Noble Midstream Partners LP, MLP	22,573	770,642
ONEOK, Inc.	58,209	3,818,510
Pembina Pipeline Corp. (Canada)	67,146	2,170,159
Plains All American Pipeline LP, MLP	129,130	2,811,160
Royal Dutch Shell PLC (Netherlands) (Class A Stock), ADR	32,435	2,049,568
SemGroup Corp. (Class A Stock)	47,096	870,805
Tallgrass Energy LP	96,368	2,096,968
Targa Resources Corp.	87,734	4,533,216
Western Gas Equity Partners LP, MLP	30,777	885,146
Williams Cos., Inc. (The)	193,263	4,702,089

		52,825,785

Pharmaceuticals 2.7%
Allergan PLC	11,516	1,819,643
AstraZeneca PLC (United Kingdom), ADR	69,339	2,688,967
Bristol-Myers Squibb Co.	18,270	923,366
Elanco Animal Health, Inc.*	11,319	345,003
Eli Lilly & Co.	10,362	1,123,655
Merck & Co., Inc.	24,161	1,778,491
Pfizer, Inc.	53,903	2,321,063

		11,000,188

Real Estate Management & Development 0.5%
Cibus Nordic Real Estate AB (Sweden)	103,716	1,202,334
Henderson Land Development Co. Ltd. (Hong Kong)	95,384	444,954
Sun Hung Kai Properties Ltd. (Hong Kong)	37,500	488,595

		2,135,883

Road & Rail 0.4%
CSX Corp.	16,323	1,124,002
Union Pacific Corp.	4,404	643,953

		1,767,955

Semiconductors & Semiconductor Equipment 0.7%
QUALCOMM, Inc.	43,508	2,736,218

See Notes to Financial Statements.

PGIM Income Builder Fund	23

Schedule of Investments (continued)

as of October 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Software 0.7%
Microsoft Corp.	26,977	$2,881,413

Specialty Retail 1.0%
Home Depot, Inc. (The)	2,664	468,544
Lowe’s Cos., Inc.	14,831	1,412,208
Ross Stores, Inc.	20,474	2,026,926

		3,907,678

Technology Hardware, Storage & Peripherals 0.6%
Apple, Inc.	10,702	2,342,240

Textiles, Apparel & Luxury Goods 0.6%
NIKE, Inc. (Class B Stock)	20,286	1,522,261
Tapestry, Inc.	24,496	1,036,426

		2,558,687

TOTAL COMMON STOCKS (cost $169,222,782)		179,565,228

EXCHANGE TRADED FUNDS 13.7%
Invesco Preferred ETF	1,141,788	15,996,450
SPDR Bloomberg Barclays Convertible Securities ETF	640,342	32,170,782
SPDR S&P 500 ETF Trust	26,450	7,158,163

TOTAL EXCHANGE TRADED FUNDS (cost $54,426,420)		55,325,395

PREFERRED STOCKS 2.8%

Equity Real Estate Investment Trusts (REITs) 2.6%
American Homes 4 Rent	58,587	1,295,944
EPR Properties (Class G Stock)	58,442	1,341,244
Investors Real Estate Trust	33,580	818,512
Jernigan Capital, Inc. (Class B Stock)	33,650	812,647
Monmouth Real Estate Investment Corp.	44,305	1,063,320
Pebblebrook Hotel Trust	32,839	799,465
Pennsylvania Real Estate Investment Trust	32,224	723,107
Rexford Industrial Realty, Inc.(a)	21,838	507,734
UMH Properties, Inc.	41,143	942,998
Urstadt Biddle Properties, Inc. (Class H Stock)	32,833	760,084
Vornado Realty Trust	60,686	1,330,237

		10,395,292

See Notes to Financial Statements.

24

Description				Shares	Value
PREFERRED STOCKS (Continued)

Multi-Utilities 0.2%
Sempra Energy,
Series A, CVT, 6.000%				8,325	$825,507
Series B, CVT, 6.750%				794	79,170

					904,677

TOTAL PREFERRED STOCKS (cost $12,045,519)					11,299,969

	Interest Rate		Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES 1.5%

Collateralized Loan Obligations
Adams Mill CLO Ltd. (Cayman Islands), Series 2014-01A, Class A1R, 144A, 3 Month LIBOR + 1.100%	3.536	%(c)	07/15/26	468	468,275
Atrium (Cayman Islands), Series 12A, Class AR, 144A, 3 Month LIBOR + 0.830%	3.299	(c)	04/22/27	250	248,788
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2015-VIIA, Class A1AR, 144A, 3 Month LIBOR + 0.780%	3.225	(c)	07/18/27	500	498,369
CIFC Funding Ltd. (Cayman Islands), Series 2015-03A, Class AR, 144A, 3 Month LIBOR + 0.870%	3.320	(c)	04/19/29	500	497,857
MidOcean Credit CLO (Cayman Islands), Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120%	3.589	(c)	04/21/31	500	498,559
OCP CLO Ltd. (Cayman Islands), Series 2015-09A, Class A1R, 144A, 3 Month LIBOR + 0.800%	3.236	(c)	07/15/27	500	497,751
OZLM Ltd. (Cayman Islands), Series 2015-13A, Class A1R, 144A, 3 Month LIBOR + 1.080%	3.600	(c)	07/30/27	500	500,208
Silvermore CLO Ltd. (Cayman Islands), Series 2014-01A, Class A1R, 144A, 3 Month LIBOR + 1.170%	3.484	(c)	05/15/26	267	266,762
Venture CLO Ltd. (Cayman Islands), Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 0.880%	3.316	(c)	07/15/27	750	748,017
Series 2016-24A, Class A1D, 144A, 3 Month LIBOR + 1.420%	3.889	(c)	10/20/28	350	350,133

See Notes to Financial Statements.

PGIM Income Builder Fund	25

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Wellfleet CLO Ltd. (Cayman Islands), Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 0.910%	3.379	%(c)	04/20/28	350	$348,389
Series 2016-02A, Class A1R, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)	3.609	(c)	10/20/28	500	500,000
Zais CLO Ltd. (Cayman Islands), Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.200%	3.720	(c)	07/20/31	500	499,554

TOTAL ASSET-BACKED SECURITIES (cost $5,934,337)					5,922,662

CONVERTIBLE BOND 0.2%

Insurance
AXA SA (France), Sr. Unsec’d. Notes, 144A, (cost $640,793)	7.250		05/15/21	623	639,513

CORPORATE BONDS 20.5%

Aerospace & Defense 0.4%
Arconic, Inc.,
Sr. Unsec’d. Notes	5.125		10/01/24	70	69,349
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	7.500		12/01/24	1,000	1,016,250
Sr. Unsec’d. Notes, 144A	8.750		12/01/21	275	295,625
TransDigm UK Holdings PLC,
Gtd. Notes, 144A,	6.875		05/15/26	200	199,500
TransDigm, Inc.,
Gtd. Notes	6.375		06/15/26	50	49,000
Gtd. Notes	6.500		07/15/24	125	126,355

					1,756,079

Agriculture 0.0%
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A,	6.125		02/01/25	125	113,750

Auto Manufacturers 0.1%
Allison Transmission, Inc.,
Sr. Unsec’d. Notes, 144A,	4.750		10/01/27	150	137,813

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)
JB Poindexter & Co., Inc.,
Sr. Unsec’d. Notes, 144A,	7.125%	04/15/26	75	$77,250
Navistar International Corp.,
Gtd. Notes, 144A,(a)	6.625	11/01/25	350	357,000

				572,063

Auto Parts & Equipment 0.3%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A,(a)	4.875	08/15/26	400	343,000
American Axle & Manufacturing, Inc.,
Gtd. Notes(a)	6.250	04/01/25	50	47,188
Gtd. Notes	6.250	03/15/26	225	212,625
Gtd. Notes	6.500	04/01/27	75	71,344
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A,	5.625	11/15/26	300	283,500
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A	5.750	04/15/25	125	120,000
Gtd. Notes, 144A	6.500	06/01/26	125	123,750
Titan International, Inc.,
Sr. Sec’d. Notes	6.500	11/30/23	175	163,187

				1,364,594

Banks 0.4%
Banque Centrale de Tunisie International Bond (Tunisia), Sr. Unsec’d. Notes	5.750	01/30/25	200	169,553
BBVA Bancomer SA/Texas (Mexico),
Sub. Notes, 144A,	6.750	09/30/22	200	210,300
CIT Group, Inc.,
Sub. Notes	6.125	03/09/28	250	258,750
Citigroup, Inc.,
Jr. Sub. Notes, Series Q,	5.950	12/29/49	100	101,625
State Savings Bank of Ukraine Via SSB #1 PLC (Ukraine),
Sr. Unsec’d. Notes	9.625	03/20/25	200	198,524
TC Ziraat Bankasi AS (Turkey),
Sr. Unsec’d. Notes, 144A, MTN,	5.125	09/29/23	200	169,396
Vnesheconombank Via VEB Finance PLC (Russia),
Sr. Unsec’d. Notes	5.942	11/21/23	200	190,933
Sr. Unsec’d. Notes	6.025	07/05/22	200	194,040

				1,493,121

See Notes to Financial Statements.

PGIM Income Builder Fund	27

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Beverages 0.0%
Cott Holdings, Inc. (Canada),
Gtd. Notes, 144A,	5.500%	04/01/25	150	$142,875

Building Materials 0.4%
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A,	5.700	01/11/25	200	195,440
Griffon Corp.,
Gtd. Notes	5.250	03/01/22	430	403,125
Masonite International Corp.,
Gtd. Notes, 144A,	5.750	09/15/26	75	71,250
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	4.750	01/15/28	175	156,406
Sr. Unsec’d. Notes, 144A	5.375	11/15/24	75	72,000
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes	6.125	07/15/23	75	72,562
Gtd. Notes	8.500	04/15/22	100	105,500
Gtd. Notes, 144A	5.125	06/01/25	75	67,125
U.S. Concrete, Inc.,
Gtd. Notes	6.375	06/01/24	275	256,094

				1,399,502

Chemicals 1.1%
Alpha 2 BV (Germany),
Sr. Unsec’d. Notes, 144A, Cash coupon 8.750% or PIK 9.500%(a)	8.750	06/01/23	225	224,437
Alpha 3 BV/Alpha US Bidco, Inc. (United Kingdom),
Gtd. Notes, 144A,	6.250	02/01/25	200	190,750
Ashland LLC,
Gtd. Notes	6.875	05/15/43	375	379,687
Chemours Co. (The),
Gtd. Notes	5.375	05/15/27	210	195,300
Gtd. Notes	6.625	05/15/23	5	5,113
Gtd. Notes	7.000	05/15/25	110	113,300
CNAC HK Finbridge Co. Ltd. (China),
Gtd. Notes	4.875	03/14/25	400	396,840
Cornerstone Chemical Co.,
Sr. Sec’d. Notes, 144A,	6.750	08/15/24	185	179,681
Hexion, Inc.,
Sec’d. Notes, 144A	13.750	02/01/22	220	139,700

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Chemicals (cont’d.)
Hexion, Inc., (cont’d.)
Sr. Sec’d. Notes, 144A	10.375%	02/01/22	100	$89,375
Mexichem SAB de CV (Mexico),
Gtd. Notes, 144A,	5.500	01/15/48	225	197,890
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A,	5.250	06/01/27	520	469,300
Olin Corp.,
Sr. Unsec’d. Notes	5.000	02/01/30	30	26,935
Platform Specialty Products Corp.,
Gtd. Notes, 144A	5.875	12/01/25	175	166,250
Gtd. Notes, 144A	6.500	02/01/22	90	91,238
PQ Corp.,
Sr. Sec’d. Notes, 144A,	6.750	11/15/22	50	51,500
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A,	7.250	04/01/25	300	302,250
SASOL Financing USA LLC (South Africa),
Gtd. Notes	5.875	03/27/24	200	201,476
Starfruit Finco BV/Starfruit US Holdco LLC (Netherlands),
Sr. Unsec’d. Notes, 144A,	8.000	10/01/26	150	145,500
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A,	8.750	12/15/20	245	240,100
Tronox Finance PLC,
Gtd. Notes, 144A,(a)	5.750	10/01/25	255	223,444
Tronox, Inc.,
Gtd. Notes, 144A,(a)	6.500	04/15/26	155	141,438
Venator Finance Sarl/Venator Materials LLC,
Gtd. Notes, 144A,(a)	5.750	07/15/25	260	221,650

				4,393,154

Coal 0.1%
Warrior Met Coal, Inc.,
Sr. Sec’d. Notes, 144A,	8.000	11/01/24	165	169,538

Commercial Services 0.7%
Laureate Education, Inc.,
Gtd. Notes, 144A,	8.250	05/01/25	705	752,587
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A,	5.000	04/15/22	165	160,669
Refinitiv US Holdings, Inc.,
Gtd. Notes, 144A(a)	8.250	11/15/26	500	486,250
Sr. Sec’d. Notes, 144A(a)	6.250	05/15/26	225	223,875

See Notes to Financial Statements.

PGIM Income Builder Fund	29

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Commercial Services (cont’d.)
United Rentals North America, Inc.,
Gtd. Notes	4.875%	01/15/28	775	$698,236
Gtd. Notes	5.500	05/15/27	150	142,312
Gtd. Notes	5.875	09/15/26	150	147,000
Gtd. Notes	6.500	12/15/26	125	126,374
Verscend Escrow Corp.,
Sr. Unsec’d. Notes, 144A,	9.750	08/15/26	125	125,313

				2,862,616

Computers 0.3%
Banff Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A,	9.750	09/01/26	470	451,200
Everi Payments, Inc.,
Gtd. Notes, 144A,	7.500	12/15/25	200	199,000
Exela Intermediate LLC/Exela Finance, Inc.,
Sr. Sec’d. Notes, 144A,	10.000	07/15/23	85	88,375
NCR Corp.,
Gtd. Notes	6.375	12/15/23	200	199,500
West Corp.,
Gtd. Notes, 144A,	8.500	10/15/25	475	428,687

				1,366,762

Distribution/Wholesale 0.1%
Global Partners LP/GLP Finance Corp.,
Gtd. Notes	6.250	07/15/22	50	49,125
Gtd. Notes	7.000	06/15/23	250	249,063
H&E Equipment Services, Inc.,
Gtd. Notes	5.625	09/01/25	150	142,875

				441,063

Diversified Financial Services 0.5%
LPL Holdings, Inc.,
Gtd. Notes, 144A,	5.750	09/15/25	150	145,688
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A,	9.125	07/15/26	800	812,000
Navient Corp.,
Sr. Unsec’d. Notes	6.625	07/26/21	50	51,438
Sr. Unsec’d. Notes	7.250	09/25/23	200	207,000
Springleaf Finance Corp.,
Gtd. Notes	6.875	03/15/25	175	167,562

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
Springleaf Finance Corp., (cont’d.)
Gtd. Notes	7.125%	03/15/26	275	$260,562
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Unsec’d. Notes, 144A,	6.750	06/01/25	175	166,635
Travelport Corporate Finance PLC,
Sr. Sec’d. Notes, 144A,	6.000	03/15/26	175	175,437
VFH Parent LLC/Orchestra Co-Issuer, Inc.,
Sec’d. Notes, 144A,	6.750	06/15/22	150	153,000

				2,139,322

Electric 1.1%
Calpine Corp.,
Sr. Unsec’d. Notes(a)	5.375	01/15/23	325	307,937
Sr. Unsec’d. Notes	5.500	02/01/24	175	158,813
Sr. Unsec’d. Notes(a)	5.750	01/15/25	850	759,517
Comision Federal de Electricidad (Mexico),
Sr. Unsec’d. Notes	5.750	02/14/42	200	185,952
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes	5.750	01/26/21	400	383,000
Sr. Unsec’d. Notes, MTN	6.750	08/06/23	200	187,000
GenOn Energy, Inc.,
Sr. Unsec’d. Notes(d)	7.875	06/15/17	400	275,000
Sr. Unsec’d. Notes(a)(d)	9.875	10/15/20	275	187,687
Listrindo Capital BV (Indonesia),
Gtd. Notes, 144A,	4.950	09/14/26	200	177,800
NRG Energy, Inc.,
Gtd. Notes	5.750	01/15/28	100	99,750
Gtd. Notes	6.250	05/01/24	144	147,007
Gtd. Notes	6.625	01/15/27	100	103,500
NRG REMA LLC,
Pass-Through Certificates, Series C	9.681	07/02/26	325	277,449
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN,	5.450	05/21/28	200	197,883
Vistra Energy Corp.,
Gtd. Notes	7.625	11/01/24	488	516,060
Vistra Operations Co. LLC,
Gtd. Notes, 144A,	5.500	09/01/26	350	344,750

				4,309,105

See Notes to Financial Statements.

PGIM Income Builder Fund	31

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Electronics 0.1%
Itron, Inc.,
Gtd. Notes, 144A,	5.000%	01/15/26	100	$93,125
Sensata Technologies BV,
Gtd. Notes, 144A,	5.000	10/01/25	150	144,750

				237,875

Energy-Alternate Sources 0.1%
Neerg Energy Ltd. (Mauritius),
Sr. Sec’d. Notes	6.000	02/13/22	200	187,794

Engineering & Construction 0.3%
AECOM,
Gtd. Notes	5.125	03/15/27	175	162,750
Gtd. Notes	5.875	10/15/24	75	76,312
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A,	4.250	10/31/26	200	167,100
Pisces Midco, Inc.,
Gtd. Notes, 144A,	8.000	04/15/26	275	267,094
StandardAero Aviation Holdings, Inc.,
Gtd. Notes, 144A,	10.000	07/15/23	150	161,493
TopBuild Corp.,
Gtd. Notes, 144A,	5.625	05/01/26	250	238,125

				1,072,874

Entertainment 0.8%
AMC Entertainment Holdings, Inc.,
Gtd. Notes(a)	5.750	06/15/25	225	208,125
Gtd. Notes	5.875	11/15/26	325	298,188
Caesars Resort Collection LLC/CRC Finco, Inc.,
Gtd. Notes, 144A,	5.250	10/15/25	600	558,375
Churchill Downs, Inc.,
Gtd. Notes, 144A,	4.750	01/15/28	125	113,750
International Game Technology PLC,
Sr. Sec’d. Notes, 144A,	6.500	02/15/25	350	354,375
Jacobs Entertainment, Inc.,
Sec’d. Notes, 144A,	7.875	02/01/24	175	184,406
National CineMedia LLC,
Sr. Sec’d. Notes	6.000	04/15/22	100	101,000
Sr. Unsec’d. Notes	5.750	08/15/26	275	259,875
Penn National Gaming, Inc.,
Sr. Unsec’d. Notes, 144A,	5.625	01/15/27	200	186,000

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Entertainment (cont’d.)
Scientific Games International, Inc.,
Gtd. Notes	6.625%	05/15/21	600	$580,500
Gtd. Notes	10.000	12/01/22	150	156,750
Sr. Sec’d. Notes, 144A	5.000	10/15/25	125	116,250

				3,117,594

Environmental Control 0.1%
Advanced Disposal Services, Inc.,
Gtd. Notes, 144A,	5.625	11/15/24	175	170,625

Foods 0.4%
Albertsons Cos LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC,
Gtd. Notes	5.750	03/15/25	250	220,000
B&G Foods, Inc.,
Gtd. Notes	4.625	06/01/21	25	24,844
Gtd. Notes	5.250	04/01/25	150	142,875
ESAL GmbH,
Gtd. Notes, 144A,	6.250	02/05/23	200	196,250
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A	5.750	06/15/25	300	288,000
Gtd. Notes, 144A	5.875	07/15/24	200	196,300
Matterhorn Merger Sub LLC/Matterhorn Finance Sub, Inc.,
Sr. Unsec’d. Notes, 144A,	8.500	06/01/26	100	92,000
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A	5.750	03/15/25	75	69,938
Gtd. Notes, 144A	5.875	09/30/27	350	316,750
Post Holdings, Inc.,
Gtd. Notes, 144A,	5.625	01/15/28	225	211,567

				1,758,524

Gas 0.1%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.500	05/20/25	175	163,625
Sr. Unsec’d. Notes	5.875	08/20/26	225	212,625
Superior Plus LP/Superior General Partner, Inc. (Canada),
Sr. Unsec’d. Notes, 144A,	7.000	07/15/26	175	174,563

				550,813

See Notes to Financial Statements.

PGIM Income Builder Fund	33

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Healthcare-Products 0.1%
Mallinckrodt International Finance SA,
Gtd. Notes	4.750%	04/15/23	275	$225,500

Healthcare-Services 0.8%
Acadia Healthcare Co., Inc.,
Gtd. Notes	6.500	03/01/24	50	50,825
CHS/Community Health Systems, Inc.,
Gtd. Notes	6.875	02/01/22	914	462,027
Sec’d. Notes, 144A(a)	8.125	06/30/24	327	258,330
DaVita, Inc.,
Gtd. Notes	5.000	05/01/25	25	23,625
Encompass Health Corp.,
Gtd. Notes	5.125	03/15/23	25	25,000
Hadrian Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A,	8.500	05/01/26	150	142,875
HCA, Inc.,
Gtd. Notes(a)	5.375	02/01/25	670	674,187
Select Medical Corp.,
Gtd. Notes	6.375	06/01/21	150	151,313
Surgery Center Holdings, Inc.,
Gtd. Notes, 144A(a)	6.750	07/01/25	100	94,000
Gtd. Notes, 144A	8.875	04/15/21	100	102,750
Tenet Healthcare Corp.,
Sr. Unsec’d. Notes	6.750	02/01/20	250	256,875
Sr. Unsec’d. Notes(a)	6.750	06/15/23	325	322,969
Sr. Unsec’d. Notes	8.125	04/01/22	550	572,687

				3,137,463

Home Builders 0.8%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A,	6.750	08/01/25	225	208,687
Beazer Homes USA, Inc.,
Gtd. Notes	5.875	10/15/27	100	80,750
Gtd. Notes	6.750	03/15/25	225	197,437
Gtd. Notes	7.250	02/01/23	5	4,700
Brookfield Residential Properties, Inc. (Canada),
Gtd. Notes, 144A,	6.375	05/15/25	150	141,188
KB Home,
Gtd. Notes	7.000	12/15/21	175	181,562
Lennar Corp.,
Gtd. Notes	4.750	05/30/25	85	80,963
Gtd. Notes	4.750	11/29/27	175	163,625

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Home Builders (cont’d.)
Lennar Corp., (cont’d.)
Gtd. Notes	4.875%	12/15/23	65	$63,456
Gtd. Notes	5.250	06/01/26	75	71,630
M/I Homes, Inc.,
Gtd. Notes	5.625	08/01/25	75	69,000
Gtd. Notes	6.750	01/15/21	75	75,188
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A	6.500	10/01/25	125	117,500
Sr. Unsec’d. Notes, 144A	6.875	12/15/23	125	121,719
Meritage Homes Corp.,
Gtd. Notes	5.125	06/06/27	275	242,000
Gtd. Notes	6.000	06/01/25	275	267,437
New Home Co., Inc. (The),
Gtd. Notes	7.250	04/01/22	150	148,500
PulteGroup, Inc.,
Gtd. Notes	5.000	01/15/27	125	115,625
Gtd. Notes	5.500	03/01/26	200	196,000
Shea Homes LP/Shea Homes Funding Corp.,
Gtd. Notes, 144A,	5.875	04/01/23	75	70,875
Taylor Morrison Communities, Inc.,
Gtd. Notes	6.625	05/15/22	75	75,375
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A,	5.875	04/15/23	225	222,187
William Lyon Homes, Inc.,
Gtd. Notes	5.875	01/31/25	350	308,437
Gtd. Notes	7.000	08/15/22	150	149,813

				3,373,654

Home Furnishings 0.1%
Tempur Sealy International, Inc.,
Gtd. Notes	5.500	06/15/26	450	411,750

Household Products/Wares 0.1%
Spectrum Brands, Inc.,
Gtd. Notes	5.750	07/15/25	200	194,500

Housewares 0.0%
Scotts Miracle-Gro Co. (The),
Gtd. Notes	5.250	12/15/26	150	142,125

See Notes to Financial Statements.

PGIM Income Builder Fund	35

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Internet 0.0%
Zayo Group LLC/Zayo Capital, Inc.,
Gtd. Notes, 144A,	5.750%	01/15/27	125	$122,525

Iron/Steel 0.2%
AK Steel Corp.,
Gtd. Notes	6.375	10/15/25	85	75,650
Gtd. Notes(a)	7.000	03/15/27	120	106,200
Cleveland-Cliffs, Inc.,
Gtd. Notes(a)	5.750	03/01/25	355	335,475
United States Steel Corp.,
Sr. Unsec’d. Notes	6.250	03/15/26	125	117,813

				635,138

Leisure Time 0.0%
Silversea Cruise Finance Ltd.,
Sr. Sec’d. Notes, 144A,	7.250	02/01/25	100	107,751

Lodging 0.1%
Boyd Gaming Corp.,
Gtd. Notes	6.000	08/15/26	200	193,250
Interval Acquisition Corp.,
Gtd. Notes	5.625	04/15/23	50	50,125
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.,
Sec’d. Notes, 144A,	10.250	11/15/22	300	326,625

				570,000

Machinery-Diversified 0.1%
ATS Automation Tooling Systems, Inc. (Canada),
Gtd. Notes, 144A,	6.500	06/15/23	100	102,500
Cloud Crane LLC,
Sec’d. Notes, 144A,	10.125	08/01/24	250	269,375
RBS Global, Inc./Rexnord LLC,
Gtd. Notes, 144A,	4.875	12/15/25	100	93,750

				465,625

Media 2.2%
Altice France SA (France),
Sr. Sec’d. Notes, 144A	7.375	05/01/26	300	287,157

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Media (cont’d.)
Altice France SA (France), (cont’d.)
Sr. Sec’d. Notes, 144A	8.125%	02/01/27	500	$495,000
Altice US Finance I Corp.,
Sr. Sec’d. Notes, 144A,	5.375	07/15/23	200	199,962
AMC Networks, Inc.,
Gtd. Notes	4.750	08/01/25	190	176,624
Cablevision SA (Argentina),
Sr. Unsec’d. Notes	6.500	06/15/21	150	146,625
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	5.000	02/01/28	270	251,606
Sr. Unsec’d. Notes, 144A	5.125	05/01/23	200	199,000
Sr. Unsec’d. Notes, 144A	5.375	05/01/25	50	48,938
Sr. Unsec’d. Notes, 144A	5.875	05/01/27	300	294,750
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A	5.125	12/15/21	490	488,667
Sr. Unsec’d. Notes, 144A	7.500	04/01/28	750	777,352
Sr. Unsec’d. Notes, 144A	7.750	07/15/25	200	211,500
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes, Ser. A	6.500	11/15/22	312	313,170
Gtd. Notes, Ser. A	7.625	03/15/20	330	328,763
Gtd. Notes, Ser. B	7.625	03/15/20	755	754,056
CSC Holdings LLC,
Gtd. Notes, 144A,	5.375	02/01/28	200	188,500
DISH DBS Corp.,
Gtd. Notes(a)	7.750	07/01/26	1,500	1,342,500
Gray Television, Inc.,
Gtd. Notes, 144A,	5.875	07/15/26	225	215,930
Meredith Corp.,
Gtd. Notes, 144A,	6.875	02/01/26	55	55,000
Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A,	6.875	08/15/23	180	187,650
Nexstar Broadcasting, Inc.,
Gtd. Notes, 144A,	5.625	08/01/24	200	191,000
Quebecor Media, Inc. (Canada),
Sr. Unsec’d. Notes	5.750	01/15/23	250	250,625
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Unsec’d. Notes, 144A	6.625	02/15/25	25	23,375
Sr. Unsec’d. Notes, 144A	6.875	02/15/23	390	374,400
Sinclair Television Group, Inc.,
Gtd. Notes, 144A	5.125	02/15/27	100	90,000

See Notes to Financial Statements.

PGIM Income Builder Fund	37

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Media (cont’d.)
Sinclair Television Group, Inc., (cont’d.)
Gtd. Notes, 144A	5.875%	03/15/26	150	$142,875
Tribune Media Co.,
Gtd. Notes	5.875	07/15/22	150	151,875
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A	5.125	05/15/23	260	244,920
Sr. Sec’d. Notes, 144A	5.125	02/15/25	200	182,800
UPCB Finance IV Ltd. (Netherlands),
Sr. Sec’d. Notes, 144A,	5.375	01/15/25	75	72,975
Ziggo Bond Co. BV (Netherlands),
Sr. Unsec’d. Notes, 144A,	6.000	01/15/27	150	133,500

				8,821,095

Metal Fabricate/Hardware 0.1%
Novelis Corp.,
Gtd. Notes, 144A	5.875	09/30/26	125	117,812
Gtd. Notes, 144A	6.250	08/15/24	75	74,250
TriMas Corp.,
Gtd. Notes, 144A,	4.875	10/15/25	75	70,900
Zekelman Industries, Inc.,
Sr. Sec’d. Notes, 144A,	9.875	06/15/23	200	213,000

				475,962

Mining 0.6%
Constellium NV,
Gtd. Notes, 144A,	5.875	02/15/26	250	233,125
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes	4.875	11/04/44	400	389,495
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	6.500	03/01/24	250	218,750
Gtd. Notes, 144A	7.250	04/01/23	200	184,750
Gtd. Notes, 144A	7.500	04/01/25	200	178,500
Freeport-McMoRan, Inc.,
Gtd. Notes	3.875	03/15/23	415	383,875
IAMGOLD Corp. (Canada),
Gtd. Notes, 144A,	7.000	04/15/25	200	198,250
International Wire Group, Inc.,
Sec’d. Notes, 144A,	10.750	08/01/21	100	91,750

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Mining (cont’d.)
New Gold, Inc. (Canada),
Gtd. Notes, 144A,	6.250%	11/15/22	225	$195,750
Nexa Resources SA (Peru),
Gtd. Notes, 144A,	5.375	05/04/27	210	204,227

				2,278,472

Miscellaneous Manufacturing 0.0%
FXI Holdings, Inc.,
Sr. Sec’d. Notes, 144A,	7.875	11/01/24	175	163,188

Oil & Gas 2.8%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Gtd. Notes	7.875	12/15/24	250	223,750
Antero Resources Corp.,
Gtd. Notes(a)	5.000	03/01/25	350	339,937
Gtd. Notes	5.625	06/01/23	50	50,000
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Sr. Unsec’d. Notes, 144A	7.000	11/01/26	250	242,500
Sr. Unsec’d. Notes, 144A	10.000	04/01/22	276	303,945
Centennial Resource Production LLC,
Gtd. Notes, 144A,	5.375	01/15/26	175	171,062
Chesapeake Energy Corp.,
Gtd. Notes(a)	8.000	06/15/27	700	695,625
Citgo Holding, Inc.,
Sr. Sec’d. Notes, 144A,	10.750	02/15/20	650	676,000
CNX Resources Corp.,
Gtd. Notes	5.875	04/15/22	425	417,299
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A,	5.625	10/15/25	225	214,031
Denbury Resources, Inc.,
Sec’d. Notes, 144A,	9.000	05/15/21	150	156,187
Diamondback Energy, Inc.,
Gtd. Notes	5.375	05/31/25	125	124,375
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A,	5.750	01/30/28	150	154,875
Ensco PLC,
Sr. Unsec’d. Notes	7.750	02/01/26	125	116,563
Extraction Oil & Gas, Inc.,
Gtd. Notes, 144A	5.625	02/01/26	250	211,250

See Notes to Financial Statements.

PGIM Income Builder Fund	39

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Extraction Oil & Gas, Inc., (cont’d.)
Gtd. Notes, 144A	7.375%	05/15/24	180	$168,750
Gazprom OAO Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, MTN,	8.625	04/28/34	130	158,886
Halcon Resources Corp.,
Gtd. Notes	6.750	02/15/25	125	113,750
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.000	12/01/24	25	23,594
Sr. Unsec’d. Notes, 144A	5.750	10/01/25	250	243,125
Sr. Unsec’d. Notes, 144A	6.250	11/01/28	150	144,377
Jones Energy Holdings LLC/Jones Energy Finance Corp.,
Sr. Sec’d. Notes, 144A,	9.250	03/15/23	100	100,000
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A,	6.375	10/24/48	200	202,919
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	6.375	01/30/23	500	482,500
Gtd. Notes, 144A	7.000	03/31/24	150	147,375
Petrobras Global Finance BV (Brazil),
Gtd. Notes	5.299	01/27/25	45	42,919
Gtd. Notes	5.999	01/27/28	28	26,572
Gtd. Notes	6.250	03/17/24	40	40,460
Gtd. Notes	7.375	01/17/27	448	464,285
Gtd. Notes	8.750	05/23/26	250	279,212
Petroleos de Venezuela SA (Venezuela),
Gtd. Notes(d)	5.375	04/12/27	625	110,938
Gtd. Notes(d)	6.000	05/16/24	115	19,723
Gtd. Notes(d)	6.000	11/15/26	670	115,575
Gtd. Notes(d)	9.000	11/17/21	150	31,485
Gtd. Notes(d)	9.750	05/17/35	200	42,500
Sr. Sec’d. Notes, 144A	8.500	10/27/20	175	163,187
Petroleos Mexicanos (Mexico),
Gtd. Notes	5.375	03/13/22	100	99,810
Gtd. Notes	6.500	03/13/27	190	183,920
Gtd. Notes	6.500	06/02/41	420	359,646
Gtd. Notes, 144A	6.350	02/12/48	324	268,855
Gtd. Notes, 144A	6.500	01/23/29	65	62,205
Gtd. Notes, MTN	6.875	08/04/26	80	79,680
Petroleum Co. of Trinidad & Tobago Ltd. (Trinidad & Tobago),
Sr. Unsec’d. Notes	6.000	05/08/22	100	87,279
Precision Drilling Corp. (Canada),
Gtd. Notes, 144A,	7.125	01/15/26	225	223,312

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
QEP Resources, Inc.,
Sr. Unsec’d. Notes	5.625%	03/01/26	75	$70,594
Range Resources Corp.,
Gtd. Notes	4.875	05/15/25	150	139,125
Gtd. Notes	5.000	03/15/23	75	72,563
Gtd. Notes	5.875	07/01/22	210	211,312
Saka Energi Indonesia PT (Indonesia),
Sr. Unsec’d. Notes, 144A,	4.450	05/05/24	200	183,173
Seven Generations Energy Ltd. (Canada),
Gtd. Notes, 144A,	5.375	09/30/25	125	116,563
Sinopec Group Overseas Development 2012 Ltd. (China),
Gtd. Notes	4.875	05/17/42	400	402,248
State Oil Co. of the Azerbaijan Republic (Azerbaijan),
Sr. Unsec’d. Notes, EMTN,	4.750	03/13/23	200	197,418
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes, 144A	4.875	01/15/23	150	144,563
Gtd. Notes, 144A	5.500	02/15/26	150	142,875
Transocean Pontus Ltd.,
Sr. Sec’d. Notes, 144A,	6.125	08/01/25	75	74,531
Transocean, Inc.,
Gtd. Notes, 144A	7.250	11/01/25	275	267,437
Gtd. Notes, 144A	7.500	01/15/26	175	171,937
WPX Energy, Inc.,
Sr. Unsec’d. Notes	5.250	09/15/24	100	98,750
Sr. Unsec’d. Notes	5.750	06/01/26	50	49,750
Sr. Unsec’d. Notes	6.000	01/15/22	115	117,588
Sr. Unsec’d. Notes	8.250	08/01/23	100	112,375
YPF SA (Argentina),
Sr. Unsec’d. Notes	8.500	03/23/21	150	151,425
Sr. Unsec’d. Notes, 144A	8.500	03/23/21	50	50,475

				11,358,940

Oil & Gas Services 0.0%
Nine Energy Service, Inc.,
Sr. Unsec’d. Notes, 144A,	8.750	11/01/23	75	76,219

Packaging & Containers 0.3%
ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, Cash coupon 7.125% or PIK 7.875%	7.125	09/15/23	400	387,750

See Notes to Financial Statements.

PGIM Income Builder Fund	41

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Packaging & Containers (cont’d.)
ARD Securities Finance SARL (Luxembourg),
Sr. Sec’d. Notes, 144A, Cash coupon 8.750% or PIK 8.750%	8.750%	01/31/23	209	$200,772
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
Gtd. Notes, 144A,	6.000	02/15/25	200	187,500
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A,	6.375	08/15/25	50	50,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu,
Gtd. Notes, 144A,	7.000	07/15/24	150	150,094

				976,366

Pharmaceuticals 0.2%
Bausch Health Cos., Inc.,
Gtd. Notes, 144A,	7.500	07/15/21	255	258,825
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A	6.000	07/15/23	200	172,000
Gtd. Notes, 144A	6.000	02/01/25	200	167,500
NVA Holdings, Inc.,
Gtd. Notes, 144A,	6.875	04/01/26	200	197,500

				795,825

Pipelines 0.6%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes	5.375	09/15/24	50	48,750
CNX Midstream Partners LP/CNX Midstream Finance Corp.,
Sr. Unsec’d. Notes, 144A,	6.500	03/15/26	100	97,500
DCP Midstream Operating LP,
Gtd. Notes	5.600	04/01/44	150	135,750
Gtd. Notes, 144A	6.450	11/03/36	150	154,875
Energy Transfer LP,
Sr. Sec’d. Notes	7.500	10/15/20	150	158,812
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A	4.875	08/15/27	125	120,313
Sr. Unsec’d. Notes, 144A	7.768	12/15/37	175	204,750
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	6.875	04/15/40	450	489,375

See Notes to Financial Statements.

42

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Rockies Express Pipeline LLC, (cont’d.)
Sr. Unsec’d. Notes, 144A	7.500%	07/15/38	100	$114,500
Southern Gas Corridor CJSC (Azerbaijan),
Gov’t. Gtd. Notes, 144A,	6.875	03/24/26	250	268,169
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500	09/15/24	125	125,781
Gtd. Notes, 144A	5.500	01/15/28	325	321,282
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes	4.250	11/15/23	100	95,905
Gtd. Notes	5.125	02/01/25	75	72,938
Gtd. Notes	6.750	03/15/24	100	104,750

				2,513,450

Real Estate 0.2%
Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A,	7.875	11/15/25	200	198,140
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A,	5.750	12/01/25	275	266,750
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A,	6.250	02/15/26	275	253,688
WeWork Cos., Inc.,
Gtd. Notes, 144A,	7.875	05/01/25	50	45,875

				764,453

Real Estate Investment Trusts (REITs) 0.2%
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes	5.375	04/15/26	225	223,594
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes	4.500	09/01/26	100	90,500
Gtd. Notes	4.500	01/15/28	225	199,969
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	5.000	10/15/27	125	117,462
Gtd. Notes	5.250	08/01/26	75	72,375
Sabra Health Care LP,
Gtd. Notes	5.125	08/15/26	50	47,870

				751,770

See Notes to Financial Statements.

PGIM Income Builder Fund	43

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Retail 1.0%
Beacon Roofing Supply, Inc.,
Gtd. Notes	6.375%	10/01/23	125	$126,250
Gtd. Notes, 144A	4.875	11/01/25	175	157,063
Brinker International, Inc.,
Gtd. Notes, 144A,	5.000	10/01/24	125	117,500
CEC Entertainment, Inc.,
Gtd. Notes	8.000	02/15/22	375	336,562
Ferrellgas LP/Ferrellgas Finance Corp.,
Gtd. Notes	6.750	06/15/23	50	43,125
Sr. Unsec’d. Notes	6.750	01/15/22	150	130,125
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.,
Sr. Unsec’d. Notes	8.625	06/15/20	375	339,375
Golden Nugget, Inc.,
Gtd. Notes, 144A	8.750	10/01/25	375	385,312
Sr. Unsec’d. Notes, 144A	6.750	10/15/24	225	224,438
Hot Topic, Inc.,
Sr. Sec’d. Notes, 144A,	9.250	06/15/21	100	98,750
L Brands, Inc.,
Gtd. Notes	5.250	02/01/28	150	127,920
Gtd. Notes	5.625	10/15/23	50	49,440
Gtd. Notes	6.750	07/01/36	275	227,219
Gtd. Notes	6.875	11/01/35	200	170,000
PetSmart, Inc.,
Gtd. Notes, 144A	7.125	03/15/23	275	192,500
Sr. Sec’d. Notes, 144A	5.875	06/01/25	325	253,500
PF Chang’s China Bistro, Inc.,
Gtd. Notes, 144A,	10.250	06/30/20	175	166,250
Rite Aid Corp.,
Gtd. Notes, 144A,	6.125	04/01/23	425	360,984
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	5.625	12/01/25	400	371,480
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes	5.500	06/01/24	225	213,750

				4,091,543

Software 0.5%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc.,
Sr. Unsec’d. Notes, 144A,	5.750	03/01/25	120	117,300

See Notes to Financial Statements.

44

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Software (cont’d.)
First Data Corp.,
Gtd. Notes, 144A,	7.000%	12/01/23	395	$409,615
Infor Software Parent LLC/Infor Software Parent, Inc.,
Sr. Unsec’d. Notes, 144A, Cash coupon 7.125% or PIK 7.875%	7.125	05/01/21	590	588,525
Infor US, Inc.,
Gtd. Notes	6.500	05/15/22	475	473,813
Informatica LLC,
Sr. Unsec’d. Notes, 144A,	7.125	07/15/23	40	40,812
Rackspace Hosting, Inc.,
Gtd. Notes, 144A,(a)	8.625	11/15/24	175	164,500
RP Crown Parent LLC,
Sr. Sec’d. Notes, 144A,	7.375	10/15/24	380	389,500

				2,184,065

Telecommunications 1.6%
Anixter, Inc.,
Gtd. Notes, 144A,	6.000	12/01/25	100	100,250
Bharti Airtel International Netherlands BV (India),
Gtd. Notes	5.125	03/11/23	200	193,997
C&W Senior Financing DAC (Ireland),
Sr. Unsec’d. Notes, 144A,	6.875	09/15/27	200	190,500
CenturyLink, Inc.,
Sr. Unsec’d. Notes, Ser. S	6.450	06/15/21	435	444,787
Sr. Unsec’d. Notes, Ser. V	5.625	04/01/20	200	202,500
CommScope Technologies LLC,
Gtd. Notes, 144A,	6.000	06/15/25	200	194,500
Digicel Group Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A,	8.250	09/30/20	200	143,002
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A	6.750	03/01/23	400	321,000
Sr. Unsec’d. Notes	6.000	04/15/21	200	181,500
GTT Communications, Inc.,
Gtd. Notes, 144A,(a)	7.875	12/31/24	365	343,100
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes, 144A,	9.750	07/15/25	330	345,675
Level 3 Financing, Inc.,
Gtd. Notes	5.375	01/15/24	200	198,000
MTN Mauritius Investments Ltd. (South Africa),
Gtd. Notes, 144A,	6.500	10/13/26	200	192,900
ORBCOMM, Inc.,
Sr. Sec’d. Notes, 144A,	8.000	04/01/24	340	353,600

See Notes to Financial Statements.

PGIM Income Builder Fund	45

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Sprint Capital Corp.,
Gtd. Notes	6.875%	11/15/28	415	$408,256
Gtd. Notes	8.750	03/15/32	380	415,150
Sprint Corp.,
Gtd. Notes(a)	7.625	02/15/25	655	680,381
Gtd. Notes	7.875	09/15/23	275	293,562
ViaSat, Inc.,
Sr. Unsec’d. Notes, 144A,	5.625	09/15/25	150	138,938
Wind Tre SpA (Italy),
Sr. Sec’d. Notes, 144A,	5.000	01/20/26	925	787,360
Xplornet Communications, Inc. (Canada),
Gtd. Notes, 144A, Cash coupon 9.625% or PIK 10.625%	9.625	06/01/22	433	442,473

				6,571,431

Textiles 0.0%
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC (China),
Sr. Sec’d. Notes, 144A,	7.500	05/01/25	150	145,125

Transportation 0.2%
Kazakhstan Temir Zholy Finance BV (Kazakhstan),
Gtd. Notes	6.950	07/10/42	200	216,549
Pelabuhan Indonesia III Persero PT (Indonesia),
Sr. Unsec’d. Notes	4.875	10/01/24	200	195,240
XPO Logistics, Inc.,
Gtd. Notes, 144A	6.125	09/01/23	125	128,025
Gtd. Notes, 144A	6.500	06/15/22	95	97,375

				637,189

Trucking & Leasing 0.2%
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A,	5.500	01/15/23	350	348,250
Park Aerospace Holdings Ltd. (Ireland),
Gtd. Notes, 144A	4.500	03/15/23	75	71,354
Gtd. Notes, 144A	5.250	08/15/22	175	173,687
Gtd. Notes, 144A	5.500	02/15/24	200	198,050

				791,341

See Notes to Financial Statements.

46

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Water 0.1%
Aegea Finance Sarl (Brazil),
Gtd. Notes	5.750%		10/10/24		200	$192,502

TOTAL CORPORATE BONDS (cost $85,698,346)						82,594,610

SOVEREIGN BONDS 8.0%
Angolan Government International Bond (Angola),
Sr. Unsec’d. Notes	9.500		11/12/25		400	440,440
Sr. Unsec’d. Notes, 144A	8.250		05/09/28		200	199,798
Argentina Bonar Bonds (Argentina),
Bonds	8.750		05/07/24		300	290,240
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes	2.260	(cc)	12/31/38	EUR	200	126,652
Sr. Unsec’d. Notes	2.500	(cc)	12/31/38		180	100,260
Sr. Unsec’d. Notes	5.625		01/26/22		150	134,625
Sr. Unsec’d. Notes	6.875		01/11/48		75	54,937
Sr. Unsec’d. Notes	7.500		04/22/26		260	226,850
Sr. Unsec’d. Notes	7.820		12/31/33	EUR	550	563,004
Sr. Unsec’d. Notes	8.280		12/31/33		140	120,225
Bahrain Government International Bond (Bahrain),
Sr. Unsec’d. Notes	6.125		07/05/22		200	201,252
Sr. Unsec’d. Notes	6.750		09/20/29		200	190,670
Sr. Unsec’d. Notes	7.000		10/12/28		200	195,228
Brazil Loan Trust 1 (Brazil),
Gov’t. Gtd. Notes	5.477		07/24/23		101	101,297
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes	5.333		02/15/28		300	290,625
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes	5.625		01/07/41		150	138,075
Sr. Unsec’d. Notes	7.125		01/20/37		135	148,500
Sr. Unsec’d. Notes	8.250		01/20/34		458	548,455
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes	6.125		01/18/41		355	383,759
Sr. Unsec’d. Notes	7.375		09/18/37		210	253,575
Sr. Unsec’d. Notes	10.375		01/28/33		200	300,000
Congolese International Bond (Congo (Republic)),
Sr. Unsec’d. Notes	6.000		06/30/29		137	107,621
Costa Rica Government International Bond (Costa Rica),
Sr. Unsec’d. Notes	4.250		01/26/23		200	174,500
Sr. Unsec’d. Notes	7.000		04/04/44		200	165,078

See Notes to Financial Statements.

PGIM Income Builder Fund	47

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)
Costa Rica Government International Bond (Costa Rica), (cont’d.)
Sr. Unsec’d. Notes	7.158%		03/12/45		200	$166,800
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes	5.875		04/18/24		200	202,740
Sr. Unsec’d. Notes	6.850		01/27/45		200	197,000
Sr. Unsec’d. Notes	7.450		04/30/44		350	365,750
Sr. Unsec’d. Notes	7.500		05/06/21		145	150,075
Sr. Unsec’d. Notes, 144A	6.000		07/19/28		150	148,687
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes	7.950		06/20/24		200	178,900
Sr. Unsec’d. Notes	10.500		03/24/20		200	205,000
Sr. Unsec’d. Notes	10.750		03/28/22		200	206,000
Sr. Unsec’d. Notes, 144A	7.875		01/23/28		200	167,140
Sr. Unsec’d. Notes, 144A	8.750		06/02/23		265	253,075
Sr. Unsec’d. Notes, 144A	8.875		10/23/27		200	175,800
Sr. Unsec’d. Notes, 144A	9.650		12/13/26		200	186,000
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes	5.577		02/21/23		200	190,876
Sr. Unsec’d. Notes	5.875		06/11/25		200	186,364
Sr. Unsec’d. Notes, 144A, MTN	4.750		04/16/26	EUR	100	106,013
Sr. Unsec’d. Notes, 144A, MTN	8.500		01/31/47		455	429,361
Sr. Unsec’d. Notes, MTN	6.125		01/31/22		200	197,424
El Salvador Government International Bond (El Salvador),
Sr. Unsec’d. Notes	7.375		12/01/19		205	204,692
Sr. Unsec’d. Notes	7.625		02/01/41		300	272,136
Sr. Unsec’d. Notes	7.750		01/24/23		100	100,689
Sr. Unsec’d. Notes	8.250		04/10/32		280	274,417
Ethiopia International Bond (Ethiopia),
Sr. Unsec’d. Notes	6.625		12/11/24		200	194,056
Export Credit Bank of Turkey (Turkey),
Sr. Unsec’d. Notes, 144A	5.000		09/23/21		200	184,262
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, 144A	3.375		08/05/26		200	180,977
Gabon Government International Bond (Gabon),
Bonds	6.375		12/12/24		200	181,708
Sr. Unsec’d. Notes	6.950		06/16/25		200	183,996
Ghana Government International Bond (Ghana),
Sr. Unsec’d. Notes	7.875		08/07/23		300	305,649
Sr. Unsec’d. Notes	8.125		01/18/26		200	200,931
Guatemala Government Bond (Guatemala),
Sr. Unsec’d. Notes	5.750		06/06/22		200	204,360
Hellenic Republic Government Bond (Greece),
Bonds	3.000	(cc)	02/24/38	EUR	240	223,926

See Notes to Financial Statements.

48

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)
Hellenic Republic Government Bond (Greece), (cont’d.)
Bonds	3.000	%(cc)	02/24/39	EUR	75	$69,760
Bonds	3.000	(cc)	02/24/40	EUR	115	106,906
Honduras Government International Bond (Honduras),
Sr. Unsec’d. Notes	7.500		03/15/24		200	210,924
Sr. Unsec’d. Notes	8.750		12/16/20		200	215,358
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes	7.625		03/29/41		294	399,105
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	7.750		01/17/38		200	249,235
Sr. Unsec’d. Notes	8.500		10/12/35		100	131,066
Sr. Unsec’d. Notes, 144A	4.350		01/08/27		200	192,224
Sr. Unsec’d. Notes, MTN	4.750		01/08/26		280	276,723
Sr. Unsec’d. Notes, MTN	5.125		01/15/45		200	187,870
Sr. Unsec’d. Notes, MTN	5.250		01/17/42		200	192,084
Iraq International Bond (Iraq),
Sr. Unsec’d. Notes	6.752		03/09/23		400	389,384
Unsec’d. Notes	5.800		01/15/28		250	228,997
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes	5.375		07/23/24		400	373,840
Sr. Unsec’d. Notes	6.375		03/03/28		200	185,372
Jamaica Government International Bond (Jamaica),
Sr. Unsec’d. Notes	7.875		07/28/45		200	233,000
Sr. Unsec’d. Notes	9.250		10/17/25		200	246,448
Jordan Government International Bond (Jordan),
Sr. Unsec’d. Notes, 144A	7.375		10/10/47		200	181,032
KazAgro National Management Holding JSC (Kazakhstan),
Sr. Unsec’d. Notes, MTN	4.625		05/24/23		200	197,370
Kazakhstan Government International Bond (Kazakhstan),
Sr. Unsec’d. Notes, MTN	6.500		07/21/45		200	238,130
Kenya Government International Bond (Kenya),
Sr. Unsec’d. Notes	6.875		06/24/24		200	194,582
Sr. Unsec’d. Notes, 144A	8.250		02/28/48		200	182,328
Lebanon Government International Bond (Lebanon),
Sr. Unsec’d. Notes	6.000		01/27/23		89	76,599
Sr. Unsec’d. Notes	6.400		05/26/23		100	86,508
Sr. Unsec’d. Notes	6.650		04/22/24		55	46,907
Sr. Unsec’d. Notes	6.850		05/25/29		80	62,744
Sr. Unsec’d. Notes, EMTN	6.100		10/04/22		90	78,446
Sr. Unsec’d. Notes, EMTN	6.250		05/27/22		175	153,984

See Notes to Financial Statements.

PGIM Income Builder Fund	49

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)
Lebanon Government International Bond (Lebanon), (cont’d.)
Sr. Unsec’d. Notes, GMTN	6.250%	11/04/24		110	$90,630
Sr. Unsec’d. Notes, GMTN	6.375	03/09/20		120	115,428
Sr. Unsec’d. Notes, GMTN	6.600	11/27/26		50	40,365
Sr. Unsec’d. Notes, MTN	8.250	04/12/21		271	259,358
Malaysia Government Bond (Malaysia),
Sr. Unsec’d. Notes	4.378	11/29/19	MYR	530	127,870
Malaysia Sukuk Global Bhd (Malaysia),
Sr. Unsec’d. Notes, 144A	4.080	04/27/46		250	235,265
Mexican Bonos (Mexico),
Bonds, Ser. M	6.500	06/09/22	MXN	710	32,632
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes, MTN	6.050	01/11/40		330	342,375
Sr. Unsec’d. Notes, MTN	6.750	09/27/34		203	232,942
Mongolia Government International Bond (Mongolia),
Sr. Unsec’d. Notes, EMTN	10.875	04/06/21		200	222,063
Sr. Unsec’d. Notes, MTN	5.125	12/05/22		200	189,201
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes	6.750	01/28/21		200	206,282
Sr. Unsec’d. Notes	7.875	02/16/32		200	192,236
Sr. Unsec’d. Notes, 144A	7.696	02/23/38		200	180,002
Sr. Unsec’d. Notes, 144A, MTN	7.625	11/28/47		230	202,777
Oman Government International Bond (Oman),
Sr. Unsec’d. Notes	4.750	06/15/26		400	368,000
Sr. Unsec’d. Notes, 144A	6.500	03/08/47		205	182,962
Sr. Unsec’d. Notes, 144A	6.750	01/17/48		200	182,500
Pakistan Government International Bond (Pakistan),
Sr. Unsec’d. Notes	6.875	12/05/27		200	184,641
Sr. Unsec’d. Notes	7.250	04/15/19		300	300,228
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes	4.300	04/29/53		250	223,502
Sr. Unsec’d. Notes	6.700	01/26/36		100	119,750
Sr. Unsec’d. Notes	9.375	04/01/29		40	55,400
Papua New Guinea Government International Bond (Papua New Guinea),
Sr. Unsec’d. Notes, 144A	8.375	10/04/28		200	198,250
Paraguay Government International Bond (Paraguay),
Sr. Unsec’d. Notes	6.100	08/11/44		200	201,000
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes	5.625	11/18/50		150	168,000
Sr. Unsec’d. Notes	6.550	03/14/37		385	468,737
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes	3.950	01/20/40		100	92,226
Sr. Unsec’d. Notes	7.750	01/14/31		310	406,319

See Notes to Financial Statements.

50

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes	9.125%	03/16/24		150	$133,876
Sr. Unsec’d. Notes	9.950	06/09/21		300	293,160
Provincia de Buenos Airesgentina (Argentina),
Sr. Unsec’d. Notes	4.000	05/01/20	EUR	60	64,699
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A	5.103	04/23/48		200	203,000
Republic of Belarus International Bond (Belarus),
Sr. Unsec’d. Notes, 144A	6.875	02/28/23		225	231,808
Republic of South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes	4.875	04/14/26		400	370,000
Sr. Unsec’d. Notes	5.875	09/16/25		200	197,232
Sr. Unsec’d. Notes	6.250	03/08/41		210	195,208
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes	5.125	06/15/48		30	27,748
Sr. Unsec’d. Notes, MTN	6.125	01/22/44		244	262,729
Russian Foreign Bond (Russia),
Sr. Unsec’d. Notes	4.750	05/27/26		200	197,300
Sr. Unsec’d. Notes	5.250	06/23/47		200	185,120
Sr. Unsec’d. Notes	5.625	04/04/42		200	203,210
Sr. Unsec’d. Notes	12.750	06/24/28		160	253,220
Sr. Unsec’d. Notes, 144A	4.250	06/23/27		200	189,337
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, MTN	5.000	04/17/49		200	191,806
Senegal Government International Bond (Senegal),
Sr. Unsec’d. Notes, 144A	6.750	03/13/48		200	164,340
Unsec’d. Notes, 144A	6.250	05/23/33		205	177,247
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes	5.875	07/25/22		210	193,705
Sr. Unsec’d. Notes	6.250	10/04/20		120	115,796
Sr. Unsec’d. Notes	6.250	07/27/21		230	218,262
Sr. Unsec’d. Notes	6.850	11/03/25		200	181,512
Sr. Unsec’d. Notes, 144A	5.750	04/18/23		200	179,766
Sr. Unsec’d. Notes, 144A	6.750	04/18/28		200	176,002
Third Pakistan International Sukuk Co. Ltd. (The) (Pakistan),
Sr. Unsec’d. Notes	5.625	12/05/22		200	190,785
Sr. Unsec’d. Notes, 144A	5.500	10/13/21		200	193,638
Sr. Unsec’d. Notes, 144A	5.625	12/05/22		200	190,785
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes	4.250	04/14/26		200	164,673
Sr. Unsec’d. Notes	4.875	10/09/26		320	270,484
Sr. Unsec’d. Notes	5.125	03/25/22		200	188,062

See Notes to Financial Statements.

PGIM Income Builder Fund	51

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
SOVEREIGN BONDS (Continued)
Turkey Government International Bond (Turkey), (cont’d.)
Sr. Unsec’d. Notes	5.625%		03/30/21	100	$97,494
Sr. Unsec’d. Notes	5.750		03/22/24	200	186,298
Sr. Unsec’d. Notes	6.000		01/14/41	200	159,107
Sr. Unsec’d. Notes	6.250		09/26/22	300	290,617
Sr. Unsec’d. Notes	6.875		03/17/36	124	110,242
Sr. Unsec’d. Notes	7.375		02/05/25	245	242,833
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes	—	(p)	05/31/40	50	25,563
Sr. Unsec’d. Notes	7.750		09/01/21	100	98,371
Sr. Unsec’d. Notes	7.750		09/01/22	200	193,872
Sr. Unsec’d. Notes	7.750		09/01/23	180	171,216
Sr. Unsec’d. Notes	7.750		09/01/24	260	243,750
Sr. Unsec’d. Notes	7.750		09/01/25	480	441,028
Sr. Unsec’d. Notes	7.750		09/01/26	104	93,997
Sr. Unsec’d. Notes	7.750		09/01/27	100	89,422
Sr. Unsec’d. Notes, 144A	—	(p)	05/31/40	35	17,894
Ukreximbank Via Biz Finance PLC (Ukraine),
Sr. Unsec’d. Notes	9.625		04/27/22	200	201,812
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes	5.100		06/18/50	255	241,612
Sr. Unsec’d. Notes	7.625		03/21/36	155	199,485
Venezuela Government International Bond (Venezuela),
Sr. Unsec’d. Notes(d)	7.000		03/31/38	220	53,460
Sr. Unsec’d. Notes(d)	7.750		10/13/19	110	27,115
Sr. Unsec’d. Notes(d)	9.000		05/07/23	100	25,250
Sr. Unsec’d. Notes(d)	11.950		08/05/31	300	76,500
Zambia Government International Bond (Zambia), Unsec’d. Notes	5.375		09/20/22	400	269,292

TOTAL SOVEREIGN BONDS (COST $34,297,824)					32,449,077

TOTAL LONG-TERM INVESTMENTS (cost $390,177,319)					395,248,958

				Shares
SHORT-TERM INVESTMENTS 4.0%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)				7,129,578	7,129,578

See Notes to Financial Statements.

52

Description	Shares	Value
AFFILIATED MUTUAL FUNDS (Continued)
PGIM Institutional Money Market Fund (cost $9,220,824; includes $9,200,546 of cash collateral for securities on loan)(b)(w)	9,221,511	$9,221,511

TOTAL SHORT-TERM INVESTMENTS (cost $16,350,402)		16,351,089

TOTAL INVESTMENTS 102.0% (cost $406,527,721)		411,600,047
Liabilities in excess of other assets(z) (2.0)%		(8,210,630)

NET ASSETS 100.0%		$403,389,417

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

CLO—Collateralized Loan Obligation

CVT—Convertible Security

EMTN—Euro Medium Term Note

ETF—Exchange Traded Fund

GMTN—Global Medium Term Note

LIBOR—London Interbank Offered Rate

MLP—Master Limited Partnership

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

REITs—Real Estate Investment Trusts

SPDR—Standard & Poor’s Depositary Receipts

ARS—Argentine Peso

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

See Notes to Financial Statements.

PGIM Income Builder Fund	53

Schedule of Investments (continued)

as of October 31, 2018

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

ZAR—South African Rand

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $9,075,158; cash collateral of $9,200,546 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2018.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(p)	Interest rate not available as of October 31, 2018.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at October 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions:
15	2 Year U.S. Treasury Notes	Dec. 2018	$3,159,844	$(10,500)
6	5 Year U.S. Treasury Notes	Dec. 2018	674,297	(5,641)
23	10 Year U.S. Treasury Notes	Dec. 2018	2,724,062	(18,898)
2	20 Year U.S. Treasury Bonds	Dec. 2018	276,250	(12,438)
1	30 Year U.S. Ultra Treasury Bonds	Dec. 2018	149,219	(11,110)

				$(58,587)

Forward foreign currency exchange contracts outstanding at October 31, 2018:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Argentine Peso,
Expiring 11/30/18	BNP Paribas	ARS	554	$14,497	$14,866	$369	$—
Expiring 11/30/18	BNP Paribas	ARS	553	14,486	14,816	330	—

See Notes to Financial Statements.

54

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real,
Expiring 12/04/18	UBS AG	BRL	272	$68,000	$72,894	$4,894	$—
Expiring 02/25/19	Citibank NA	BRL	857	253,700	228,000	—	(25,700)
Canadian Dollar,
Expiring 01/18/19	Citibank NA	CAD	187	143,400	142,111	—	(1,289)
	Goldman Sachs
Expiring 01/18/19	International	CAD	188	143,800	143,122	—	(678)
Chilean Peso,
Expiring 12/19/18	JPMorgan Chase	CLP	12,355	18,500	17,765	—	(735)
Expiring 12/19/18	Morgan Stanley	CLP	53,715	77,000	77,236	236	—
Expiring 12/19/18	Morgan Stanley	CLP	45,578	69,000	65,535	—	(3,465)
Colombian Peso,
Expiring 12/14/18	Citibank NA	COP	233,845	74,025	72,494	—	(1,531)
Expiring 12/14/18	JPMorgan Chase	COP	228,790	71,511	70,927	—	(584)
Expiring 12/14/18	JPMorgan Chase	COP	160,331	51,851	49,704	—	(2,147)
Czech Koruna,
Expiring 01/25/19	UBS AG	CZK	2,367	106,000	104,204	—	(1,796)
Euro,
Expiring 02/25/19	Citibank NA	EUR	50	59,230	57,257	—	(1,973)
Indian Rupee,
	Goldman Sachs
Expiring 01/11/19	International	INR	8,054	107,515	107,975	460	—
	Goldman Sachs
Expiring 01/11/19	International	INR	7,700	103,357	103,224	—	(133)
Expiring 01/11/19	JPMorgan Chase	INR	29,977	402,426	401,881	—	(545)
Expiring 01/11/19	JPMorgan Chase	INR	24,162	321,195	323,925	2,730	—
Indonesian Rupiah,
Expiring 12/14/18	Deutsche Bank AG	IDR	3,579,403	236,655	234,056	—	(2,599)
Expiring 12/19/18	Barclays Bank PLC	IDR	5,001,478	328,067	326,800	—	(1,267)
Expiring 12/19/18	Barclays Bank PLC	IDR	4,503,098	297,509	294,236	—	(3,273)
Expiring 12/19/18	Barclays Bank PLC	IDR	1,057,218	69,000	69,079	79	—
Expiring 12/19/18	Citibank NA	IDR	1,101,672	72,000	71,984	—	(16)
Expiring 12/19/18	JPMorgan Chase	IDR	2,910,182	191,660	190,154	—	(1,506)
Expiring 12/19/18	JPMorgan Chase	IDR	664,655	43,570	43,429	—	(141)
Expiring 12/19/18	Morgan Stanley	IDR	1,179,640	77,000	77,079	79	—
Israeli Shekel,
Expiring 01/28/19	Barclays Bank PLC	ILS	16	4,300	4,299	—	(1)
Mexican Peso,
Expiring 01/29/19	UBS AG	MXN	5,179	262,000	251,103	—	(10,897)
Expiring 01/29/19	UBS AG	MXN	4,707	238,000	228,257	—	(9,743)
New Taiwanese Dollar,
Expiring 01/11/19	Citibank NA	TWD	2,733	89,000	88,868	—	(132)
Expiring 01/11/19	JPMorgan Chase	TWD	2,826	92,000	91,878	—	(122)

See Notes to Financial Statements.

PGIM Income Builder Fund	55

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Taiwanese Dollar (cont’d.),
Expiring 01/11/19	JPMorgan Chase	TWD	2,752	$89,000	$89,487	$487	$—
Expiring 01/11/19	Morgan Stanley	TWD	3,400	110,000	110,541	541	—
Peruvian Nuevo Sol,
Expiring 12/19/18	BNP Paribas	PEN	1,101	333,023	326,070	—	(6,953)
Expiring 12/19/18	BNP Paribas	PEN	345	103,100	102,170	—	(930)
Expiring 12/19/18	BNP Paribas	PEN	238	71,000	70,379	—	(621)
Expiring 12/19/18	Citibank NA	PEN	632	189,739	187,013	—	(2,726)
Expiring 12/19/18	JPMorgan Chase	PEN	323	97,415	95,716	—	(1,699)
Expiring 12/19/18	JPMorgan Chase	PEN	322	97,197	95,360	—	(1,837)
Philippine Peso,
Expiring 12/14/18	Barclays Bank PLC	PHP	6,115	112,000	113,955	1,955	—
Expiring 12/14/18	Barclays Bank PLC	PHP	4,869	89,000	90,735	1,735	—
Expiring 12/14/18	Barclays Bank PLC	PHP	4,745	87,000	88,417	1,417	—
Expiring 12/14/18	Barclays Bank PLC	PHP	4,313	79,000	80,361	1,361	—
Expiring 12/14/18	Barclays Bank PLC	PHP	4,247	78,000	79,147	1,147	—
Expiring 12/14/18	Citibank NA	PHP	5,312	98,000	98,976	976	—
Expiring 12/14/18	JPMorgan Chase	PHP	5,540	102,000	103,226	1,226	—
Expiring 12/14/18	JPMorgan Chase	PHP	4,536	84,000	84,523	523	—
Expiring 12/14/18	JPMorgan Chase	PHP	3,697	69,200	68,887	—	(313)
Expiring 12/14/18	Morgan Stanley	PHP	8,147	150,000	151,807	1,807	—
Expiring 12/14/18	Morgan Stanley	PHP	7,844	144,000	146,158	2,158	—
Expiring 12/14/18	Morgan Stanley	PHP	5,811	106,000	108,280	2,280	—
Polish Zloty,
Expiring 01/25/19	Toronto Dominion	PLN	261	70,000	68,195	—	(1,805)
Russian Ruble,
Expiring 12/19/18	Barclays Bank PLC	RUB	7,520	112,000	113,446	1,446	—
Expiring 12/19/18	Barclays Bank PLC	RUB	4,850	74,000	73,168	—	(832)
Singapore Dollar,
Expiring 11/09/18	Bank of America	SGD	143	105,000	103,184	—	(1,816)
Expiring 11/09/18	Citibank NA	SGD	174	127,000	125,488	—	(1,512)
Expiring 11/09/18	Citibank NA	SGD	117	85,000	84,609	—	(391)
Expiring 11/09/18	Citibank NA	SGD	105	77,000	76,128	—	(872)
Expiring 11/09/18	Deutsche Bank AG	SGD	241	176,000	174,097	—	(1,903)
Expiring 11/09/18	JPMorgan Chase	SGD	151	111,000	109,068	—	(1,932)
Expiring 11/09/18	UBS AG	SGD	157	115,000	113,265	—	(1,735)
South African Rand,
Expiring 12/07/18	JPMorgan Chase	ZAR	1,034	71,000	69,743	—	(1,257)
Expiring 12/07/18	UBS AG	ZAR	1,437	93,762	96,984	3,222	—
Expiring 12/07/18	UBS AG	ZAR	1,394	97,000	94,057	—	(2,943)
Expiring 12/07/18	UBS AG	ZAR	1,297	90,000	87,513	—	(2,487)
South Korean Won,
Expiring 01/16/19	JPMorgan Chase	KRW	131,282	116,354	115,526	—	(828)

See Notes to Financial Statements.

56

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht,
Expiring 11/09/18	Citibank NA	THB	4,677	$144,885	$141,124	$—	$(3,761)
Expiring 11/09/18	Citibank NA	THB	3,489	108,000	105,281	—	(2,719)
Expiring 11/09/18	Citibank NA	THB	3,319	102,000	100,147	—	(1,853)
Expiring 11/09/18	Citibank NA	THB	3,305	101,000	99,725	—	(1,275)
Expiring 11/09/18	Citibank NA	THB	3,179	96,000	95,911	—	(89)
Expiring 11/09/18	Citibank NA	THB	3,009	92,000	90,793	—	(1,207)
Expiring 11/09/18	Citibank NA	THB	2,478	76,000	74,766	—	(1,234)
Expiring 11/09/18	Citibank NA	THB	2,415	75,000	72,868	—	(2,132)
Expiring 11/09/18	Citibank NA	THB	2,239	68,000	67,548	—	(452)
Expiring 11/09/18	Deutsche Bank AG	THB	2,338	72,000	70,549	—	(1,451)
Turkish Lira,
Expiring 12/07/18	Barclays Bank PLC	TRY	560	97,000	97,868	868	—
Expiring 12/07/18	JPMorgan Chase	TRY	460	73,568	80,383	6,815	—
Expiring 12/07/18	Morgan Stanley	TRY	523	81,000	91,368	10,368	—
Expiring 12/07/18	Toronto Dominion	TRY	547	86,000	95,666	9,666	—

				$9,181,497	$9,118,834	59,175	(121,838)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/18/19	Bank of America	AUD	102	$72,439	$72,504	$—	$(65)
Brazilian Real,
Expiring 12/04/18	Barclays Bank PLC	BRL	357	96,000	95,612	388	—
	Goldman Sachs
Expiring 12/04/18	International	BRL	1,022	251,734	273,843	—	(22,109)
Expiring 02/25/19	Citibank NA	BRL	233	59,294	61,989	—	(2,695)
Canadian Dollar,
Expiring 01/18/19	Deutsche Bank AG	CAD	190	145,761	144,472	1,289	—
	Goldman Sachs
Expiring 01/18/19	International	CAD	188	144,839	143,054	1,785	—
Chilean Peso,
Expiring 12/19/18	BNP Paribas	CLP	352,972	524,616	507,530	17,086	—
Chinese Renminbi,
Expiring 01/28/19	Deutsche Bank AG	CNH	1,417	203,000	202,139	861	—
Expiring 01/28/19	Morgan Stanley	CNH	6,065	869,561	865,472	4,089	—
Colombian Peso,
Expiring 12/14/18	Citibank NA	COP	837,149	268,210	259,523	8,687	—
Expiring 12/14/18	Morgan Stanley	COP	269,692	90,000	83,607	6,393	—

See Notes to Financial Statements.

PGIM Income Builder Fund	57

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Colombian Peso (cont’d.),
Expiring 12/14/18	Morgan Stanley	COP	239,788	$78,000	$74,336	$3,664	$—
Czech Koruna,
Expiring 01/25/19	Citibank NA	CZK	6,634	294,874	292,068	2,806	—
Expiring 01/25/19	Deutsche Bank AG	CZK	6,634	296,641	292,068	4,573	—
Euro,
Expiring 12/19/18	UBS AG	EUR	790	903,272	898,643	4,629	—
Expiring 01/25/19	UBS AG	EUR	59	67,350	67,208	142	—
Expiring 02/25/19	Citibank NA	EUR	200	253,730	229,029	24,701	—
Hungarian Forint,
Expiring 01/25/19	JPMorgan Chase	HUF	66,889	241,173	235,131	6,042	—
Expiring 01/25/19	Toronto Dominion	HUF	90,990	326,258	319,849	6,409	—
Expiring 01/25/19	Toronto Dominion	HUF	44,816	160,965	157,538	3,427	—
Expiring 01/25/19	UBS AG	HUF	25,754	91,000	90,532	468	—
Indian Rupee,
Expiring 01/11/19	JPMorgan Chase	INR	7,483	101,000	100,322	678	—
Expiring 01/11/19	JPMorgan Chase	INR	6,307	85,000	84,550	450	—
Expiring 01/11/19	JPMorgan Chase	INR	5,171	69,200	69,319	—	(119)
Indonesian Rupiah,
Expiring 12/14/18	Barclays Bank PLC	IDR	3,579,403	232,465	234,055	—	(1,590)
Expiring 12/19/18	Barclays Bank PLC	IDR	2,762,370	180,000	180,495	—	(495)
Expiring 12/19/18	Barclays Bank PLC	IDR	1,721,913	114,000	112,511	1,489	—
Expiring 12/19/18	Barclays Bank PLC	IDR	1,638,862	108,000	107,084	916	—
Expiring 12/19/18	Barclays Bank PLC	IDR	1,181,026	77,000	77,169	—	(169)
Expiring 12/19/18	Citibank NA	IDR	1,226,800	80,000	80,160	—	(160)
Expiring 12/19/18	JPMorgan Chase	IDR	2,059,414	136,000	134,564	1,436	—
Expiring 12/19/18	JPMorgan Chase	IDR	1,958,343	130,000	127,960	2,040	—
Expiring 12/19/18	JPMorgan Chase	IDR	1,868,247	123,000	122,073	927	—
Expiring 12/19/18	JPMorgan Chase	IDR	1,857,767	123,000	121,388	1,612	—
Expiring 12/19/18	JPMorgan Chase	IDR	1,293,612	86,000	84,526	1,474	—
Expiring 12/19/18	JPMorgan Chase	IDR	984,743	65,021	64,344	677	—
Expiring 12/19/18	JPMorgan Chase	IDR	767,661	49,979	50,160	—	(181)
Expiring 12/19/18	JPMorgan Chase	IDR	416,892	27,599	27,239	360	—
Expiring 12/19/18	Morgan Stanley	IDR	1,107,000	72,997	72,332	665	—
Israeli Shekel,
Expiring 01/28/19	Citibank NA	ILS	1,049	286,415	284,089	2,326	—
Malaysian Ringgit,
Expiring 12/05/18	Barclays Bank PLC	MYR	201	48,521	47,941	580	—
Mexican Peso,
Expiring 12/19/18	JPMorgan Chase	MXN	654	34,059	31,927	2,132	—
Expiring 12/19/18	UBS AG	MXN	9,885	521,833	482,579	39,254	—
Expiring 01/29/19	UBS AG	MXN	4,657	238,000	225,816	12,184	—

See Notes to Financial Statements.

58

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Taiwanese Dollar,
Expiring 01/11/19	JPMorgan Chase	TWD	2,709	$88,000	$88,070	$—	$(70)
Expiring 01/11/19	UBS AG	TWD	4,579	150,490	148,896	1,594	—
New Zealand Dollar,
Expiring 01/18/19	JPMorgan Chase	NZD	130	84,551	84,651	—	(100)
Peruvian Nuevo Sol,
Expiring 12/19/18	JPMorgan Chase	PEN	316	95,000	93,586	1,414	—
Expiring 12/19/18	Morgan Stanley	PEN	232	70,000	68,746	1,254	—
Philippine Peso,
Expiring 12/14/18	Citibank NA	PHP	4,200	77,000	78,262	—	(1,262)
Expiring 12/14/18	JPMorgan Chase	PHP	4,379	81,000	81,595	—	(595)
Expiring 12/14/18	JPMorgan Chase	PHP	4,270	79,000	79,558	—	(558)
Expiring 12/14/18	JPMorgan Chase	PHP	4,103	75,000	76,450	—	(1,450)
Expiring 12/14/18	JPMorgan Chase	PHP	2,722	50,650	50,715	—	(65)
Expiring 12/14/18	Morgan Stanley	PHP	20,096	368,153	374,460	—	(6,307)
Polish Zloty,
	Goldman Sachs
Expiring 01/25/19	International	PLN	2,220	594,733	580,023	14,710	—
Russian Ruble,
Expiring 12/19/18	JPMorgan Chase	RUB	12,570	187,119	189,630	—	(2,511)
Expiring 12/19/18	JPMorgan Chase	RUB	4,218	62,501	63,640	—	(1,139)
Singapore Dollar,
Expiring 11/09/18	Citibank NA	SGD	219	160,424	158,308	2,116	—
Expiring 11/09/18	Citibank NA	SGD	144	105,596	104,062	1,534	—
Expiring 11/09/18	Deutsche Bank AG	SGD	125	90,000	90,040	—	(40)
Expiring 11/09/18	Deutsche Bank AG	SGD	102	74,000	73,961	39	—
Expiring 11/09/18	Deutsche Bank AG	SGD	101	73,000	72,615	385	—
Expiring 11/09/18	JPMorgan Chase	SGD	127	93,000	92,018	982	—
Expiring 11/09/18	Morgan Stanley	SGD	79	57,900	56,965	935	—
Expiring 11/09/18	Toronto Dominion	SGD	125	91,000	90,445	555	—
Expiring 11/09/18	UBS AG	SGD	138	100,000	99,808	192	—
South African Rand,
Expiring 11/09/18	Citibank NA	ZAR	1,294	89,959	87,612	2,347	—
Expiring 12/07/18	Barclays Bank PLC	ZAR	3,156	206,382	212,935	—	(6,553)
Expiring 12/07/18	Barclays Bank PLC	ZAR	3,156	206,382	212,935	—	(6,553)
Expiring 12/07/18	Citibank NA	ZAR	1,052	73,711	70,990	2,721	—
Expiring 12/07/18	Citibank NA	ZAR	800	55,563	53,956	1,607	—
Expiring 12/07/18	Citibank NA	ZAR	506	34,871	34,150	721	—
Expiring 12/07/18	Citibank NA	ZAR	348	23,931	23,481	450	—
Expiring 12/07/18	Citibank NA	ZAR	207	14,233	13,942	291	—
	Goldman Sachs
Expiring 12/07/18	International	ZAR	1,064	68,756	71,769	—	(3,013)
Expiring 12/07/18	JPMorgan Chase	ZAR	1,526	98,000	102,952	—	(4,952)

See Notes to Financial Statements.

PGIM Income Builder Fund	59

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand (cont’d.),
Expiring 12/07/18	JPMorgan Chase	ZAR	1,033	$68,711	$69,668	$—	$(957)
South Korean Won,
Expiring 01/16/19	Barclays Bank PLC	KRW	252,246	222,045	221,971	74	—
Expiring 01/16/19	Barclays Bank PLC	KRW	82,573	73,568	72,663	905	—
	Goldman Sachs
Expiring 01/16/19	International	KRW	80,166	71,000	70,545	455	—
Expiring 01/16/19	JPMorgan Chase	KRW	107,169	94,000	94,307	—	(307)
Expiring 01/16/19	Morgan Stanley	KRW	85,072	75,000	74,862	138	—
Expiring 01/16/19	Morgan Stanley	KRW	82,996	73,000	73,035	—	(35)
Swiss Franc,
Expiring 01/25/19	BNP Paribas	CHF	103	103,794	102,809	985	—
Expiring 01/25/19	Toronto Dominion	CHF	103	103,894	102,809	1,085	—
Thai Baht,
Expiring 11/09/18	Citibank NA	THB	2,919	88,000	88,064	—	(64)
Expiring 11/09/18	Citibank NA	THB	2,694	81,000	81,288	—	(288)
Expiring 11/09/18	UBS AG	THB	2,490	74,826	75,144	—	(318)
Turkish Lira,
Expiring 12/07/18	JPMorgan Chase	TRY	379	65,200	66,302	—	(1,102)
Expiring 12/07/18	JPMorgan Chase	TRY	96	16,520	16,808	—	(288)

				$13,418,269	$13,280,251	204,128	(66,110)

						$263,303	$(187,948)

Cross currency exchange contracts outstanding at October 31, 2018:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contract:
01/25/19		CHF	102	EUR	89	$—	$(43)	Toronto Dominion

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets	$220,000	$ —

See Notes to Financial Statements.

60

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$43,803,593	$—	$—
Common Stocks	163,507,385	16,057,843	—
Exchange Traded Funds	55,325,395	—	—
Preferred Stocks	11,299,969	—	—
Asset-Backed Securities
Collateralized Loan Obligations	—	5,922,662	—
Convertible Bond	—	639,513	—
Corporate Bonds	—	82,594,610	—
Sovereign Bonds	—	32,449,077	—
Other Financial Instruments*
Futures Contracts	(58,587)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	75,355	—
OTC Cross Currency Exchange Contract	—	(43)	—

Total	$273,877,755	$137,739,017	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2018 were as follows (unaudited):

Exchange Traded Funds	13.7%
Oil, Gas & Consumable Fuels	13.1
Equity Real Estate Investment Trusts (REITs)	12.8
Affiliated Mutual Funds (2.3% represents investments purchased with collateral from securities on loan)	10.8
Sovereign Bonds	8.0
Pharmaceuticals	2.9
Oil & Gas	2.8
Banks	2.6
Media	2.4%
Telecommunications	1.6
Collateralized Loan Obligations	1.5
Aerospace & Defense	1.3
Chemicals	1.3
Software	1.2
Independent Power & Renewable Electricity Producers	1.2
Electric	1.1
Retail	1.0

See Notes to Financial Statements.

PGIM Income Builder Fund	61

Schedule of Investments (continued)

as of October 31, 2018

Industry Classification (continued):

Food Products	1.0%
Specialty Retail	1.0
Entertainment	1.0
Capital Markets	0.9
Home Builders	0.8
Health Care Equipment & Supplies	0.8
Beverages	0.8
Healthcare-Services	0.8
Commercial Services	0.7
IT Services	0.7
Semiconductors & Semiconductor Equipment	0.7
Textiles, Apparel & Luxury Goods	0.6
Pipelines	0.6
Multi-Utilities	0.6
Technology Hardware, Storage & Peripherals	0.6
Mining	0.6
Communications Equipment	0.6
Electric Utilities	0.5
Diversified Financial Services	0.5
Real Estate Management & Development	0.5
Hotels, Restaurants & Leisure	0.5
Road & Rail	0.4
Foods	0.4
Insurance	0.4
Electrical Equipment	0.4
Building Materials	0.4
Mortgage Real Estate Investment Trusts (REITs)	0.3
Life Sciences Tools & Services	0.3
Computers	0.3
Auto Parts & Equipment	0.3
Multiline Retail	0.3
Metals & Mining	0.3
Engineering & Construction	0.3
Food & Staples Retailing	0.3
Health Care Providers & Services	0.3
Packaging & Containers	0.3
Diversified Telecommunication Services	0.2
Industrial Conglomerates	0.2%
Trucking & Leasing	0.2
Real Estate	0.2
Real Estate Investment Trusts (REITs)	0.2
Transportation	0.2
Iron/Steel	0.2
Auto Manufacturers	0.1
Lodging	0.1
Gas	0.1
Energy Equipment & Services	0.1
Metal Fabricate/Hardware	0.1
Machinery-Diversified	0.1
Distribution/Wholesale	0.1
Home Furnishings	0.1
Electronics	0.1
Healthcare-Products	0.1
Household Products/Wares	0.1
Water	0.1
Energy-Alternate Sources	0.1
Environmental Control	0.1
Coal	0.1
Miscellaneous Manufacturing	0.0	*
Textiles	0.0	*
Housewares	0.0	*
Internet	0.0	*
Agriculture	0.0	*
Leisure Time	0.0	*
Oil & Gas Services	0.0	*

	102.0
Liabilities in excess of other assets	(2.0)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

62

Fair values of derivative instruments as of October 31, 2018 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	—	$—	Unrealized depreciation on OTC cross currency exchange contracts	$43
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	263,303	Unrealized depreciation on OTC forward foreign currency exchange contracts	187,948
Interest rate contracts	—	—	Due from/to broker— variation margin futures	58,587	*

		$263,303		$246,578

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts
Foreign exchange contracts	$(24,428)	$52,567	$—	$(400,117)
Interest rate contracts	—	—	(249,747)	—

Total	$(24,428)	$52,567	$(249,747)	$(400,117)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts
Foreign exchange contracts	$(13,896)	$(21,253)	$—	$161,065
Interest rate contracts	—	—	(4,884)	—

Total	$(13,896)	$(21,253)	$(4,884)	$161,065

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

PGIM Income Builder Fund	63

Schedule of Investments (continued)

as of October 31, 2018

For the year ended October 31, 2018, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$61,305	$1,723,808	$7,069,796	$12,800,844

Forward Foreign Currency Exchange Contracts— Sold(3)	Cross Currency Exchange Contracts(4)
$12,727,747	$298,403

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Securities on Loan	$9,075,158	$(9,075,158)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America	$—	$(1,881)	$(1,881)	$—	$(1,881)
Barclays Bank PLC	14,360	(20,733)	(6,373)	—	(6,373)
BNP Paribas	18,770	(8,504)	10,266	—	10,266
Citibank NA	51,283	(55,333)	(4,050)	—	(4,050)
Deutsche Bank AG	7,147	(5,993)	1,154	—	1,154
Goldman Sachs
International	17,410	(25,933)	(8,523)	—	(8,523)
JPMorgan Chase	32,005	(28,040)	3,965	—	3,965
Morgan Stanley	34,607	(9,807)	24,800	—	24,800

See Notes to Financial Statements.

64

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Toronto Dominion	$21,142	$(1,848)	$19,294	$—	$19,294
UBS AG	66,579	(29,919)	36,660	—	36,660

	$263,303	$(187,991)	$75,312	$—	$75,312

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Income Builder Fund	65

Statement of Assets and Liabilities

as of October 31, 2018

Assets
Investments at value, including securities on loan of $9,075,158:
Unaffiliated investments (cost $362,266,021)	$367,796,454
Affiliated investments (cost $44,261,700)	43,803,593
Foreign currency, at value (cost $58,143)	57,393
Dividends and interest receivable	2,581,304
Receivable for investments sold	2,225,388
Receivable for Fund shares sold	1,037,665
Unrealized appreciation on OTC forward foreign currency exchange contracts	263,303
Deposit with broker for centrally cleared/exchange-traded derivatives	220,000
Tax reclaim receivable	33,415
Prepaid expenses	3,098

Total Assets	418,021,613

Liabilities
Payable to broker for collateral for securities on loan	9,200,546
Payable for investments purchased	2,992,319
Payable for Fund shares reacquired	1,662,742
Accrued expenses and other liabilities	299,619
Unrealized depreciation on OTC forward foreign currency exchange contracts	187,948
Distribution fee payable	132,692
Management fee payable	126,304
Affiliated transfer agent fee payable	17,989
Due to broker—variation margin futures	11,994
Unrealized depreciation on OTC cross currency exchange contracts	43

Total Liabilities	14,632,196

Net Assets	$403,389,417

Net assets were comprised of:
Shares of beneficial interest, at par	$44,389
Paid-in capital in excess of par	427,171,345
Total distributable earnings (loss)	(23,826,317)

Net assets, October 31, 2018	$403,389,417

See Notes to Financial Statements.

66

Class A
Net asset value and redemption price per share,
($153,762,430 ÷ 16,865,584 shares of beneficial interest issued and outstanding)	$9.12
Maximum sales charge (4.50% of offering price)	0.43

Maximum offering price to public	$9.55

Class B
Net asset value, offering price and redemption price per share,
($1,719,926 ÷ 192,411 shares of beneficial interest issued and outstanding)	$8.94

Class C
Net asset value, offering price and redemption price per share,
($109,767,355 ÷ 12,284,674 shares of beneficial interest issued and outstanding)	$8.94

Class R
Net asset value, offering price and redemption price per share,
($1,767,998 ÷ 194,213 shares of beneficial interest issued and outstanding)	$9.10

Class Z
Net asset value, offering price and redemption price per share,
($133,029,001 ÷ 14,488,263 shares of beneficial interest issued and outstanding)	$9.18

Class R6
Net asset value, offering price and redemption price per share,
($3,342,707 ÷ 364,253 shares of beneficial interest issued and outstanding)	$9.18

See Notes to Financial Statements.

PGIM Income Builder Fund	67

Statement of Operations

Year Ended October 31, 2018

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $166,009 foreign withholding tax)	$10,666,948
Interest income	7,238,379
Affiliated dividend income	1,653,676
Income from securities lending, net (including affiliated income of $36,680)	167,347

Total income	19,726,350

Expenses
Management fee	3,087,433
Distribution fee(a)	1,774,565
Transfer agent’s fees and expenses (including affiliated expense of $95,565)(a)	433,946
Custodian and accounting fees	312,663
Shareholders’ reports	162,315
Registration fees(a)	107,172
Audit fee	50,911
Legal fees and expenses	24,797
Trustees’ fees	19,853
Miscellaneous	39,075

Total expenses	6,012,730
Less: Fee waiver and/or expense reimbursement(a)	(1,606,130)
Distribution fee waiver(a)	(87,815)

Net expenses	4,318,785

Net investment income (loss)	15,407,565

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(533,452))	731,339
Futures transactions	(249,747)
Forward and cross currency contract transactions	(400,117)
Options written transactions	52,567
Foreign currency transactions	(42,879)

91,163

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(841,658))	(21,228,363)
Futures	(4,884)
Forward and cross currency contracts	161,065
Options written	(21,253)
Foreign currencies	(1,944)

(21,095,379)

Net gain (loss) on investment and foreign currency transactions	(21,004,216)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(5,596,651)

See Notes to Financial Statements.

68

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R6
Distribution fee	508,951	20,802	1,235,842	8,970	—	—
Transfer agent’s fees and expenses	163,804	7,656	107,863	1,646	152,942	35
Registration fees	22,095	15,710	18,685	15,458	20,466	14,758
Fee waiver and/or expense reimbursement	(595,638)	(28,375)	(424,674)	(20,043)	(515,108)	(22,292)
Distribution fee waiver	(84,825)	—	—	(2,990)	—	—

See Notes to Financial Statements.

PGIM Income Builder Fund	69

Statements of Changes in Net Assets

	Year Ended October 31,
	2018	2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,407,565	$14,546,585
Net realized gain (loss) on investment and foreign currency transactions	91,163	(3,589,332)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(21,095,379)	17,354,138

Net increase (decrease) in net assets resulting from operations	(5,596,651)	28,311,391

Dividends and Distributions
Distributions from distributable earnings*
Class A	(5,875,719)	—
Class B	(60,426)	—
Class C	(3,586,836)	—
Class R	(39,506)	—
Class Z	(5,173,783)	—
Class R6	(113,903)	—

	(14,850,173)	(15,407,359)

Tax return of capital distributions
Class A	(1,059,381)	(869,553)
Class B	(10,895)	(11,198)
Class C	(646,700)	(539,781)
Class R	(7,123)	(2,839)
Class Z	(932,823)	(662,147)
Class R6	(20,537)	(6,645)

	(2,677,459)	(2,092,163)

Dividends from net investment income
Class A		(6,403,663)
Class B		(82,466)
Class C		(3,975,121)
Class R		(20,908)
Class Z		(4,876,263)
Class R6		(48,938)

	*	(15,407,359)

See Notes to Financial Statements.

70

	Year Ended October 31,
	2018		2017
Fund share transactions (Net of share conversions)
Net proceeds from shares sold		$80,250,069	$177,533,383
Net asset value of shares issued in reinvestment of dividends and distributions		15,428,166	15,392,007
Cost of shares reacquired		(117,650,414)	(116,065,837)

Net increase (decrease) in net assets from Fund share transactions		(21,972,179)	76,859,553

Total increase (decrease)		(45,096,462)	87,671,422

Net Assets:
Beginning of year		448,485,879	360,814,457

End of year(a)		$403,389,417	$448,485,879

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$(312,127)

*	For the year ended October 31, 2018, the Fund has adopted amendments to Regulation S-X (refer to Note 10).

See Notes to Financial Statements.

PGIM Income Builder Fund	71

Notes to Financial Statements

Prudential Investment Portfolios 16 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was established as a Delaware business trust on July 29, 1998. The Trust currently consists of two funds: PGIM Income Builder Fund and PGIM QMA Defensive Equity Fund, each of which are diversified funds for the purposes of the 1940 Act. These financial statements relate only to the PGIM Income Builder Fund (the “Fund”). Effective June 11, 2018, the names of the Fund and the other funds which comprise the Trust were changed by replacing “Prudential” with “PGIM” and each fund’s Class Q shares were renamed Class R6 shares.

The investment objective of the Fund is seek income and long-term capital growth.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, a Valuation Committee has been established as two persons, being one or more officers of the Trust, including: the Trust’s Treasurer (or the Treasurer’s direct reports); and the Trust’s Chief or Deputy Chief Compliance Officer (or Vice-President-level direct reports of the Chief or Deputy Chief Compliance Officer). Under the current valuation procedures, the Valuation Committee of the Board is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur

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when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also

PGIM Income Builder Fund	73

Notes to Financial Statements (continued)

valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

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Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from

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Notes to Financial Statements (continued)

counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on

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swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the

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Notes to Financial Statements (continued)

Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2018, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Payment-In-Kind: The Fund invests in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

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Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Fund invests in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Master Limited Partnerships (MLPs): The Fund invests in MLPs. Distributions received from the Fund’s investment in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and

PGIM Income Builder Fund	79

Notes to Financial Statements (continued)

waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income monthly and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the

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management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into subadvisory agreements with each of Quantitative Management Associates LLC (“QMA”), Jennison Associates LLC, PGIM, Inc. (on behalf of its PGIM Fixed Income and PGIM Real Estate units), (each a “Subadviser” and together, the “Subadvisers”). The subadvisory agreements provide that the Subadvisers furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadvisers are obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of the Subadvisers, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 0.700% of the Fund’s average daily net assets up to $1 billion and 0.650% of such assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.700% for the year ended October 31, 2018.

PGIM Investments has contractually agreed, through February 28, 2019, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.95% of average daily net assets for Class A shares, 1.70% of average daily net assets for Class B shares, 1.70% of average daily net assets for Class C shares, 1.20% of average daily net assets for Class R shares, 0.70% of average daily net assets for Class Z shares, and 0.70% of average daily net assets for Class R6 shares. This contractual waiver includes acquired fund fees and expenses, and excludes Fund and any acquired fund interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Effective November 1, 2018 this waiver agreement was extended through February 29, 2020.

Where applicable, PGIM Investments voluntarily agreed through October 31, 2018, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Effective November 1, 2018 this voluntary agreement became part of the Fund’s contractual waiver agreement through February 29, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such wavier/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

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Notes to Financial Statements (continued)

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 1% and 0.75% of the average daily net assets of the Class A, Class B, Class C and Class R shares, respectively. PIMS has contractually agreed through February 29, 2020 to limit such fees to 0.25% and 0.50% of the average daily net assets of the Class A and Class R shares.

PIMS has advised the Fund that it received $431,838 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2018. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2018, it received $581, $682 and $20,681 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PGIM, Inc., Jennison Associates LLC, PGIM Investments, PIMS, and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended October 31, 2018, no such transactions were entered into by the Fund.

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The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (formerly known as Prudential Core Ultra Short Bond Fund) (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (formerly known as Prudential Institutional Money Market Fund) (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended October 31, 2018, PGIM, Inc. was compensated $15,870 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. The Fund also invests in other affiliated mutual funds. Earnings from the Core Fund and other affiliated mutual funds are disclosed on the Statement of Operations as “Affiliated dividend income”. Earnings from the Money Market Fund are disclosed on the Statement of Operations as “Income from securities lending, net.”

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2018, were $488,231,301 and $510,188,105, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2018, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Absolute Return Bond Fund (Class Q)*
$9,012,885	$298,947	$9,314,919	$(186,495)	$189,582	$—	—	$155,023
PGIM Core Ultra Short Bond Fund*
9,514,021	279,285,319	281,669,762	—	—	7,129,578	7,129,578	161,100
PGIM Floating Rate Income Fund*
—	15,545,015	11,313,300	(20,783)	(44,894)	4,166,038	422,948	163,967
PGIM Institutional Money Market Fund*
16,868,625	288,966,454	296,610,714	(42)	(2,812)	9,221,511	9,221,511	36,680	**
PGIM Short Duration High Yield Income Fund*
13,459,680	9,404,492	18,363,000	(121,016)	(141,167)	4,238,989	482,251	526,677
PGIM Total Return Bond Fund*
8,969,904	45,884,956	34,759,900	(513,322)	(534,161)	19,047,477	1,377,258	646,909

$57,825,115	$639,385,183	$652,031,595	$(841,658)	$(533,452)	$43,803,593		$1,690,356

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

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Notes to Financial Statements (continued)

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the year ended October 31, 2018, the adjustments were to increase total distributable loss and increase paid-in capital in excess of par by $502,104 due to investments in partnerships. Net investment income, net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2018, the tax character of dividends paid by the Fund were $14,850,173 of ordinary income and $2,677,459 of tax return of capital. For the year ended October 31, 2017, the tax character of dividends paid by the Fund was $15,407,359 of ordinary income and $2,092,163 of tax return of capital.

As of October 31, 2018, the Fund had no undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$415,644,428	$21,561,490	$(25,589,146)	$(4,027,656)

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales and other cost basis differences between financial and tax accounting.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2018 of approximately $19,799,000 which can be carried forward for an unlimited period. The Fund utilized approximately $466,000 of its capital loss carryforward during the fiscal year ended October 31, 2018 to offset capital gains. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal

84

Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class B, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $0.001 par value per share, divided into six classes, designated Class A, Class B, Class C, Class R, Class Z and Class R6.

At reporting period end, eight shareholders of record held 68% of the Fund’s outstanding shares.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	2,529,383	$24,326,647
Shares issued in reinvestment of dividends and distributions	684,537	6,526,719
Shares reacquired	(3,684,232)	(35,181,399)

Net increase (decrease) in shares outstanding before conversion	(470,312)	(4,328,033)
Shares issued upon conversion from other share class(es)	163,484	1,564,532
Shares reacquired upon conversion into other share class(es)	(598,883)	(5,702,892)

Net increase (decrease) in shares outstanding	(905,711)	$(8,466,393)

Year ended October 31, 2017:
Shares sold	5,364,085	$51,082,115
Shares issued in reinvestment of dividends and distributions	709,776	6,769,425
Shares reacquired	(3,951,542)	(37,636,741)

Net increase (decrease) in shares outstanding before conversion	2,122,319	20,214,799
Shares issued upon conversion from other share class(es)	144,613	1,380,496
Shares reacquired upon conversion into other share class(es)	(2,142,598)	(20,583,204)

Net increase (decrease) in shares outstanding	124,334	$1,012,091

PGIM Income Builder Fund	85

Notes to Financial Statements (continued)

Class B	Shares	Amount
Year ended October 31, 2018:
Shares sold	9,986	$94,504
Shares issued in reinvestment of dividends and distributions	7,403	69,278
Shares reacquired	(16,011)	(148,536)

Net increase (decrease) in shares outstanding before conversion	1,378	15,246
Shares reacquired upon conversion into other share class(es)	(55,851)	(525,447)

Net increase (decrease) in shares outstanding	(54,473)	$(510,201)

Year ended October 31, 2017:
Shares sold	72,236	$669,165
Shares issued in reinvestment of dividends and distributions	9,683	90,616
Shares reacquired	(39,375)	(369,915)

Net increase (decrease) in shares outstanding before conversion	42,544	389,866
Shares reacquired upon conversion into other share class(es)	(75,851)	(708,021)

Net increase (decrease) in shares outstanding	(33,307)	$(318,155)

Class C
Year ended October 31, 2018:
Shares sold	1,893,897	$17,817,356
Shares issued in reinvestment of dividends and distributions	413,102	3,863,201
Shares reacquired	(3,245,407)	(30,365,820)

Net increase (decrease) in shares outstanding before conversion	(938,408)	(8,685,263)
Shares reacquired upon conversion into other share class(es)	(482,459)	(4,491,513)

Net increase (decrease) in shares outstanding	(1,420,867)	$(13,176,776)

Year ended October 31, 2017:
Shares sold	4,777,729	$44,699,909
Shares issued in reinvestment of dividends and distributions	428,759	4,015,817
Shares reacquired	(2,455,692)	(22,969,709)

Net increase (decrease) in shares outstanding before conversion	2,750,796	25,746,017
Shares reacquired upon conversion into other share class(es)	(862,734)	(8,108,045)

Net increase (decrease) in shares outstanding	1,888,062	$17,637,972

Class R
Year ended October 31, 2018:
Shares sold	140,814	$1,346,701
Shares issued in reinvestment of dividends and distributions	4,864	46,176
Shares reacquired	(14,970)	(142,231)

Net increase (decrease) in shares outstanding	130,708	$1,250,646

Year ended October 31, 2017:
Shares sold	44,189	$422,486
Shares issued in reinvestment of dividends and distributions	2,397	22,854
Shares reacquired	(43,080)	(412,627)

Net increase (decrease) in shares outstanding	3,506	$32,713

86

Class Z	Shares	Amount
Year ended October 31, 2018:
Shares sold	3,661,114	$35,352,541
Shares issued in reinvestment of dividends and distributions	498,851	4,788,384
Shares reacquired	(5,306,867)	(51,027,556)

Net increase (decrease) in shares outstanding before conversion	(1,146,902)	(10,886,631)
Shares issued upon conversion from other share class(es)	1,025,333	9,817,130
Shares reacquired upon conversion into other share class(es)	(93,008)	(895,480)

Net increase (decrease) in shares outstanding	(214,577)	$(1,964,981)

Year ended October 31, 2017:
Shares sold	8,117,414	$77,999,735
Shares issued in reinvestment of dividends and distributions	461,311	4,437,718
Shares reacquired	(5,655,759)	(54,143,381)

Net increase (decrease) in shares outstanding before conversion	2,922,966	28,294,072
Shares issued upon conversion from other share class(es)	2,869,795	27,743,420
Shares reacquired upon conversion into other share class(es)	(16,450)	(158,349)

Net increase (decrease) in shares outstanding	5,776,311	$55,879,143

Class R6
Year ended October 31, 2018:
Shares sold	136,808	$1,312,320
Shares issued in reinvestment of dividends and distributions	14,019	134,408
Shares reacquired	(81,499)	(784,872)

Net increase (decrease) in shares outstanding before conversion	69,328	661,856
Shares issued upon conversion from other share class(es)	24,208	233,670

Net increase (decrease) in shares outstanding	93,536	$895,526

Year ended October 31, 2017:
Shares sold	275,300	$2,659,973
Shares issued in reinvestment of dividends and distributions	5,749	55,577
Shares reacquired	(55,283)	(533,464)

Net increase (decrease) in shares outstanding before conversion	225,766	2,182,086
Shares issued upon conversion from other share class(es)	44,951	433,703

Net increase (decrease) in shares outstanding	270,717	$2,615,789

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

PGIM Income Builder Fund	87

Notes to Financial Statements (continued)

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the reporting period ended October 31, 2018.

8. Dividends and Distributions to Shareholders

Subsequent to the year ended October 31, 2018, the Fund declared ordinary income dividends and capital gains distributions on November 28, 2018 to shareholders of record on November 29, 2018. The ex-date was November 30, 2018. The per share amounts declared were as follows:

Ordinary Income
Class A	$0.03879
Class B	$0.03295
Class C	$0.03295
Class R	$0.03679
Class Z	$0.04079
Class R6	$0.04079

9. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and

88

therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk. The Fund may face a heightened level of interest rate risk as a result of the US Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Risks of Investing in Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): Real estate securities are subject to similar risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of payments that occur earlier or later than expected, and such loans may also include

PGIM Income Builder Fund	89

Notes to Financial Statements (continued)

so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, Including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in equity REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the equity REITs, while mortgage equity REITs may be affected by the quality of any credit extended. Equity REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Since equity REITs are relatively smaller in size when compared to the broader market, and smaller companies tend to be more volatile than larger companies, they may be more volatile and/or more illiquid than other types of equity securities. Equity REITs are subject to interest rate risks. Equity REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each equity REIT in which it invests, in addition to the expenses of the Fund.

10. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. All of these have been reflected in the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019,

90

and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

PGIM Income Builder Fund	91

Financial Highlights

Class A Shares
	Year Ended October 31,				Three Months Ended October 31, 2014(a)		Year Ended July 31, 2014
	2018	2017	2016	2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.62	$9.36	$9.39	$11.90	$11.78		$11.55
Income (loss) from investment operations:
Net investment income (loss)	0.35	0.35	0.37	0.39	0.05		0.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.46)	0.32	0.06	(0.70)	0.14		0.89
Total from investment operations	(0.11)	0.67	0.43	(0.31)	0.19		0.94
Less Dividends and Distributions
Dividends from net investment income	(0.33)	(0.36)	(0.40)	(0.44)	(0.07)		(0.12)
Tax return of capital distributions	(0.06)	(0.05)	(0.06)	-	-		-
Distributions from net realized gains	-	-	-	(1.76)	-		(0.59)
Total dividends and distributions	(0.39)	(0.41)	(0.46)	(2.20)	(0.07)		(0.71)
Net asset value, end of period	$9.12	$9.62	$9.36	$9.39	$11.90		$11.78
Total Return(c):	(1.22)%	7.34%	4.76%	(2.59)%	1.63%		8.37%

Ratios/Supplemental Data:
Net assets, end of period (000)	$153,762	$171,047	$165,090	$141,432	$84,863		$85,292
Average net assets (000)	$169,651	$167,079	$143,159	$109,965	$84,889		$86,591
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.85%	0.85%	0.83%	0.78%	1.03%	(e)	1.51%
Expenses before waivers and/or expense reimbursement	1.25% (f)	1.27%	1.30%	1.37%	1.92%	(e)	1.56%
Net investment income (loss)	3.63%	3.69%	4.05%	3.96%	1.58%	(e)	0.43%
Portfolio turnover rate(g)	114%	102%	90%	93%	140%		478%

(a)	For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.

See Notes to Financial Statements.

92

(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Income Builder Fund	93

Financial Highlights (continued)

Class B Shares
	Year Ended October 31,				Three Months Ended October 31, 2014(a)		Year Ended July 31, 2014
	2018	2017	2016	2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.45	$9.19	$9.23	$11.74	$11.59		$11.38
Income (loss) from investment operations:
Net investment income (loss)	0.27	0.28	0.30	0.32	0.02		(0.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.46)	0.33	0.05	(0.70)	0.15		0.88
Total from investment operations	(0.19)	0.61	0.35	(0.38)	0.17		0.84
Less Dividends and Distributions
Dividends from net investment income	(0.27)	(0.31)	(0.34)	(0.37)	(0.02)		(0.04)
Tax return of capital distributions	(0.05)	(0.04)	(0.05)	-	-		-
Distributions from net realized gains	-	-	-	(1.76)	-		(0.59)
Total dividends and distributions	(0.32)	(0.35)	(0.39)	(2.13)	(0.02)		(0.63)
Net asset value, end of period	$8.94	$9.45	$9.19	$9.23	$11.74		$11.59
Total Return(c):	(2.08)%	6.69%	3.97%	(3.35)%	1.47%		7.52%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,720	$2,332	$2,575	$3,083	$4,810		$5,180
Average net assets (000)	$2,080	$2,532	$2,762	$3,824	$5,005		$5,826
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.60%	1.60%	1.58%	1.51%	1.78%	(e)	2.26%
Expenses before waivers and/or expense reimbursement	2.96% (f)	1.97%	2.00%	2.09%	2.59%	(e)	2.26%
Net investment income (loss)	2.88%	2.95%	3.34%	3.24%	0.80%	(e)	(0.31)%
Portfolio turnover rate(g)	114%	102%	90%	93%	140%		478%

(a)	For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

94

Class C Shares
	Year Ended October 31,				Three Months Ended October 31, 2014(a)		Year Ended July 31, 2014
	2018	2017	2016	2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.44	$9.18	$9.23	$11.74	$11.59		$11.38
Income (loss) from investment operations:
Net investment income (loss)	0.27	0.27	0.30	0.31	0.02		(0.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.45)	0.34	0.04	(0.69)	0.15		0.88
Total from investment operations	(0.18)	0.61	0.34	(0.38)	0.17		0.84
Less Dividends and Distributions
Dividends from net investment income	(0.27)	(0.31)	(0.34)	(0.37)	(0.02)		(0.04)
Tax return of capital distributions	(0.05)	(0.04)	(0.05)	-	-		-
Distributions from net realized gains	-	-	-	(1.76)	-		(0.59)
Total dividends and distributions	(0.32)	(0.35)	(0.39)	(2.13)	(0.02)		(0.63)
Net asset value, end of period	$8.94	$9.44	$9.18	$9.23	$11.74		$11.59
Total Return(c):	(1.98)%	6.69%	3.86%	(3.35)%	1.47%		7.53%

Ratios/Supplemental Data:
Net assets, end of period (000)	$109,767	$129,397	$108,543	$75,622	$17,474		$17,887
Average net assets (000)	$123,584	$122,174	$88,099	$44,389	$17,513		$17,793
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.60%	1.60%	1.58%	1.55%	1.78%	(e)	2.26%
Expenses before waivers and/or expense reimbursement	1.94% (f)	1.98%	2.00%	2.05%	2.61%	(e)	2.26%
Net investment income (loss)	2.88%	2.93%	3.27%	3.19%	0.82%	(e)	(0.32)%
Portfolio turnover rate(g)	114%	102%	90%	93%	140%		478%

(a)	For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Income Builder Fund	95

Financial Highlights (continued)

Class R Shares
	Year Ended October 31,				Three Months Ended October 31, 2014(a)		Year Ended July 31, 2014
	2018	2017	2016	2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.61	$9.34	$9.38	$11.89	$11.75		$11.52
Income (loss) from investment operations:
Net investment income (loss)	0.31	0.33	0.35	0.36	0.04		0.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.45)	0.33	0.05	(0.69)	0.15		0.89
Total from investment operations	(0.14)	0.66	0.40	(0.33)	0.19		0.91
Less Dividends and Distributions
Dividends from net investment income	(0.31)	(0.34)	(0.38)	(0.42)	(0.05)		(0.09)
Tax return of capital distributions	(0.06)	(0.05)	(0.06)	-	-		-
Distributions from net realized gains	-	-	-	(1.76)	-		(0.59)
Total dividends and distributions	(0.37)	(0.39)	(0.44)	(2.18)	(0.05)		(0.68)
Net asset value, end of period	$9.10	$9.61	$9.34	$9.38	$11.89		$11.75
Total Return(c):	(1.58)%	7.20%	4.40%	(2.83)%	1.60%		8.13%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,768	$610	$561	$359	$393		$288
Average net assets (000)	$1,196	$579	$404	$427	$347		$275
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.10%	1.10%	1.08%	1.03%	1.25%	(e)	1.76%
Expenses before waivers and/or expense reimbursement	3.02% (f)	1.73%	1.75%	1.82%	2.45%	(e)	2.01%
Net investment income (loss)	3.25%	3.41%	3.76%	3.69%	1.45%	(e)	0.19%
Portfolio turnover rate(g)	114%	102%	90%	93%	140%		478%

(a)	For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

96

Class Z Shares
	Year Ended October 31,				Three Months Ended October 31, 2014(a)		Year Ended July 31, 2014
	2018	2017	2016	2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.69	$9.42	$9.45	$11.96	$11.85		$11.62
Income (loss) from investment operations:
Net investment income (loss)	0.37	0.38	0.40	0.41	0.06		0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.46)	0.33	0.05	(0.69)	0.15		0.89
Total from investment operations	(0.09)	0.71	0.45	(0.28)	0.21		0.97
Less Dividends and Distributions
Dividends from net investment income	(0.36)	(0.39)	(0.42)	(0.47)	(0.10)		(0.15)
Tax return of capital distributions	(0.06)	(0.05)	(0.06)	-	-		-
Distributions from net realized gains	-	-	-	(1.76)	-		(0.59)
Total dividends and distributions	(0.42)	(0.44)	(0.48)	(2.23)	(0.10)		(0.74)
Net asset value, end of period	$9.18	$9.69	$9.42	$9.45	$11.96		$11.85
Total Return(c):	(1.08)%	7.67%	4.98%	(2.33)%	1.74%		8.59%

Ratios/Supplemental Data:
Net assets, end of period (000)	$133,029	$142,478	$84,046	$74,114	$5,965		$5,287
Average net assets (000)	$141,463	$119,795	$64,595	$45,082	$5,426		$4,306
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.60%	0.60%	0.58%	0.56%	0.77%	(e)	1.26%
Expenses before waivers and/or expense reimbursement	0.96% (f)	0.98%	1.00%	1.03%	1.64%	(e)	1.26%
Net investment income (loss)	3.87%	3.90%	4.35%	4.15%	1.87%	(e)	0.69%
Portfolio turnover rate(g)	114%	102%	90%	93%	140%		478%

(a)	For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Income Builder Fund	97

Financial Highlights (continued)

Class R6 Shares
	Year Ended October 31, 2018	December 30, 2016(a) through October 31, 2017

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.69	$9.44
Income (loss) from investment operations:
Net investment income (loss)	0.37	0.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.46)	0.31
Total from investment operations	(0.09)	0.61
Less Dividends and Distributions
Dividends from net investment income	(0.36)	(0.31)
Tax return of capital distributions	(0.06)	(0.05)
Total dividends and distributions	(0.42)	(0.36)
Net asset value, end of period	$9.18	$9.69
Total Return(c):	(1.07)%	6.58%
Ratios/Supplemental Data:
Net assets, end of period (000)	$3,343	$2,622
Average net assets (000)	$3,088	$1,384
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.60%	0.60%	(e)
Expenses before waivers and/or expense reimbursement	1.32% (f)	0.90%	(e)
Net investment income (loss)	3.85%	3.74%	(e)
Portfolio turnover rate(g)	114%	102%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

98

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 16:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Income Builder Fund (formerly Prudential Income Builder Fund) (the “Fund”), a series of Prudential Investment Portfolios 16, including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

December 18, 2018

PGIM Income Builder Fund	99

Tax Information (unaudited)

For the year ended October 31, 2018, the Fund reports the maximum amount allowable but not less than the following percentages of ordinary income dividends paid as: 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (QDI); and 2) eligible for the corporate dividends received deduction (DRD):

	QDI	DRD
PGIM Income Builder Fund	36.06%	27.65%

In January 2019, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2018.

100

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (60) Board Member Portfolios Overseen: 93	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon (66) Board Member Portfolios Overseen: 93	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (66) Board Member Portfolios Overseen: 93	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

PGIM Income Builder Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans (58) Board Member Portfolios Overseen: 92	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (62) Board Member & Independent Chair Portfolios Overseen: 93	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (56) Board Member Portfolios Overseen: 92	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company); Independent Director, Kabbage, Inc. (since July 2018) (financial services).	Since September 2017

Michael S. Hyland, CFA (73) Board Member Portfolios Overseen: 93	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Richard A. Redeker (75) Board Member Portfolios Overseen: 93	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

PGIM Income Builder Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Brian K. Reid (56)# Board Member Portfolios Overseen: 92	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

#	Mr. Reid joined the Board effective as of March 1, 2018.

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (56) Board Member & President Portfolios Overseen: 93	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin (45) Board Member & Vice President Portfolios Overseen:93	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Grace C. Torres* (59) Board Member Portfolios Overseen: 92	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

PGIM Income Builder Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (63) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

Chad A. Earnst (43) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (44) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French (56) Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Jonathan D. Shain (60) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (44) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

Brian D. Nee (52) Treasurer and Principal Financial and Accounting Officer	Vice President and Head of Finance of PGIM Investments LLC (since August 2015) and PGIM Global Partners (since February 2017); formerly, Vice President, Treasurer’s Department of Prudential (September 2007-August 2015).	Since July 2018

Peter Parrella (60) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (57) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

Kelly A. Coyne (50) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

PGIM Income Builder Fund

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Income Builder Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreements with each of Quantitative Management Associates LLC (“QMA”), Jennison Associates LLC (“Jennison”), and PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit and PGIM Real Estate units. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7, 2018 and on June 19-21, 2018 and approved the renewal of the agreements through July 31, 2019, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, QMA, Jennison and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board

[1]	PGIM Income Builder Fund is a series of Prudential Investment Portfolios 16.

PGIM Income Builder Fund

Approval of Advisory Agreements (continued)

considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7, 2018 and on June 19-21, 2018.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and each of QMA, Jennison and PGIM (through its PGIM Fixed Income and PGIM Real Estate units), which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, QMA, Jennison, PGIM Fixed Income and PGIM Real Estate. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of each subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of each subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, Jennison, PGIM Fixed Income and PGIM Real Estate, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and each of QMA, Jennison, PGIM Fixed Income and PGIM Real Estate and also considered the

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qualifications, backgrounds and responsibilities of each subadviser’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and each of QMA’s, Jennison’s, PGIM Fixed Income’s and PGIM Real Estate’s organizational structure, senior management, investment operations, and other relevant information pertaining to each of PGIM Investments, QMA, Jennison, PGIM Fixed Income and PGIM Real Estate. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments, QMA, Jennison and PGIM. The Board noted that QMA, Jennison, PGIM Fixed Income and PGIM Real Estate are each affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by each of QMA, Jennison, PGIM Fixed Income and PGIM Real Estate and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and each of QMA, Jennison, PGIM Fixed Income and PGIM Real Estate under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments during the year ended December 31, 2017 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of

PGIM Income Builder Fund

Approval of Advisory Agreements (continued)

the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, QMA, Jennison, PGIM Fixed Income and PGIM Real Estate

The Board considered potential ancillary benefits that might be received by PGIM Investments, QMA, Jennison, PGIM Fixed Income, PGIM Real Estate and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by QMA, Jennison, PGIM Fixed Income and PGIM Real Estate included their ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, QMA, Jennison and PGIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2017.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2017. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual

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funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also may have provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Gross Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	3rd Quartile	3rd Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•

The Board noted that the Fund outperformed its fixed-income benchmark index (the Bloomberg Barclays US Aggregate Bond Index) over all periods, while it underperformed its equity benchmark index (the S&P 500 Index) over all periods.

•

The Board also considered PGIM Investments’ assertion that given the Fund’s goal of investing in securities that are expected to both generate income and appreciate along with its allocation to fixed-income securities, it would expect that the Fund would underperform against its equity benchmark in light of the strong performance of the equity markets during 2017.

•

The Board further considered that, when it evaluated performance in the prior year, as of December 31, 2016, the Fund ranked in the second quartile of its Peer Universe over the one, three- and ten-year periods and ranked in the third quartile over the five-year period and outperformed its fixed-income benchmark over the one-, three-, five- and ten-year periods.

PGIM Income Builder Fund

Approval of Advisory Agreements (continued)

•

The Board also noted PGIM Investments’ assertion that, consistent with its prospectus disclosure, the Fund continues to meet its objective of providing an attractive distribution yield. In this respect the Board noted that, relative to peers, the Fund’s 12-month yield ranks in the top 15%, as of March 31, 2018.

•

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) caps the Fund’s annual operating expenses at 0.95% for Class A shares, 1.70% for Class B shares, 1.70% for Class C shares, 1.20% for Class R shares, 0.70% for Class Z shares, and 0.70% for Class R6 shares through February 28, 2019.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

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∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Brian D. Nee, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Andrew R. French, Secretary • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Real Estate	7 Giralda Farms Madison, NJ 07940

	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Income Builder Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM INCOME BUILDER FUND

SHARE CLASS	A	B	C	R	Z	R6*
NASDAQ	PCGAX	PBCFX	PCCFX	PCLRX	PDCZX	PCGQX
CUSIP	74442X108	74442X207	74442X306	74442X405	74442X504	74442X769

*Formerly known as Class Q shares.

MFSP504E

PGIM QMA DEFENSIVE EQUITY FUND

(Formerly known as Prudential QMA Defensive Equity Fund)

ANNUAL REPORT

OCTOBER 31, 2018

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an e-mail request to PGIM Investments at shareholderreports@pgim.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Long-term capital appreciation

Highlights (unaudited)

•	An underweight in industrials, which was among the worst-performing sectors of the reporting period, had a positive effect on the Fund’s returns.

•

An underweight in the real estate sector during the first half of the period, due to high valuations and volatility, benefited the Fund’s performance as the sector trailed the S&P 500 Index in the rising interest rate environment.

•	A broad underweight in cyclical sectors worked against the Fund during the reporting period.

•

Overweights in defensive sectors, such as utilities, consumer staples, and telecommunication services, detracted in varying degrees from the Fund’s returns because of their interest rate sensitivity and the cyclical nature of the equity market.

•

On November 16, 2018, shareholders approved the PGIM QMA Defensive Equity Fund’s reorganization into the PGIM QMA Large-Cap Core Equity Fund. The reorganization transaction is expected to be completed as of the close of business on Friday, December 14, 2018, and will result in shareholders of the PGIM QMA Defensive Equity Fund becoming shareholders of the PGIM QMA Large-Cap Core Equity Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of Quantitative Management Associates LLC, a registered investment adviser and a wholly owned subsidiary of PGIM, Inc., a Prudential Financial company. © 2018 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have

PGIM QMA Defensive Equity Fund	3

transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the

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Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

LR1094

- Not part of the Annual Report -

PGIM QMA Defensive Equity Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for PGIM QMA Defensive Equity Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

During the reporting period, the global economy continued to grow, and central banks gradually tightened monetary policy. In the US, the economy expanded and employment increased. In September, the Federal Reserve hiked interest rates for the eighth time since 2015, based on confidence in the economy.

Equity returns on the whole were strong, due to optimistic earnings expectations and investor sentiment. Global equities, including emerging markets, generally posted positive returns. However, they trailed the performance of US equities, which rose on higher corporate profits, new regulatory policies, and tax reform benefits. Volatility spiked briefly early in the period on inflation concerns, rising interest rates, and a potential global trade war, and again late in the period on worries that profit growth might slow in 2019.

The overall bond market declined modestly during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. The best performance came from higher-yielding, economically sensitive sectors, such as high yield bonds and bank loans, which posted small gains. US investment-grade corporate bonds and US Treasury bonds both finished the period with negative returns. A major trend during the period was the flattening of the US Treasury yield curve, which increased the yield on fixed income investments with shorter maturities and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM QMA Defensive Equity Fund

December 14, 2018

*The Prudential Day One Funds did not change their names.

PGIM QMA Defensive Equity Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/18 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–1.37	6.78	8.77	—
Class B	–1.64	6.99	8.56	—
Class C	2.53	7.17	8.57	—
Class R	3.88	7.90	9.22	—
Class Z	4.36	8.20	9.62	—
Class R6*	4.58	N/A	N/A	8.60 (12/28/16)
S&P 500 Index
	7.35	11.33	13.23	—
Russell 1000 Defensive Index
	9.07	11.23	12.77	—
Lipper Large-Cap Core Funds Average
	5.58	9.64	12.06	—

	Average Annual Total Returns as of 10/31/18 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	4.37	7.99	9.39	—
Class B	3.35	7.14	8.56	—
Class C	3.53	7.17	8.57	—
Class R	3.88	7.90	9.22	—
Class Z	4.36	8.20	9.62	—
Class R6*	4.58	N/A	N/A	8.60 (12/28/16)
S&P 500 Index
	7.35	11.33	13.23	—
Russell 1000 Defensive Index
	9.07	11.23	12.77	—
Lipper Large-Cap Core Funds Average
	5.58	9.64	12.06	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P 500 Index and the Russell 1000 Defensive Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2008) and the account values at the end of the current fiscal year (October 31, 2018) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

*Formerly known as Class Q shares.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes and Lipper Average are measured from the closest month-end to the class’ inception date.

PGIM QMA Defensive Equity Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z	Class R6**
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yrs. 5/6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	1.00%	0.75% (0.50% currently)	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

**Formerly known as Class Q shares.

Benchmark Definitions

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 13.18%.

Russell 1000 Defensive Index—The Russell 1000 Defensive Index is unmanaged and measures the performance of the large-cap defensive segment of the US equity universe. It includes those Russell 1000 Index companies with relatively stable business conditions which are less sensitive to economic cycles, credit cycles, and market volatility based on their stability variables. Stability is measured in terms of volatility (price and earnings), leverage, and return on assets. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 13.45%.

Lipper Large-Cap Core Funds Average—The Lipper Large-Cap Core Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Large-Cap Core Funds universe for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a

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three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have wide latitude in the companies in which they invest. These funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share-growth value compared with the S&P 500 Index. The average annual total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 11.73%.

Investors cannot invest directly in an index or average. The returns for the indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 10/31/18 (%)
Amazon.com, Inc., Internet & Direct Marketing Retail	2.8
Exxon Mobil Corp., Oil, Gas & Consumable Fuels	2.2
Berkshire Hathaway, Inc. (Class B Stock), Diversified Financial Services	1.9
Procter & Gamble Co. (The), Household Products	1.9
JPMorgan Chase & Co., Banks	1.8

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/18 (%)
Electric Utilities	8.4
Oil, Gas & Consumable Fuels	7.7
Banks	6.6
Equity Real Estate Investment Trusts (REITs)	5.2
Multi-Utilities	4.3

Industry weightings reflect only long-term investments and are subject to change.

PGIM QMA Defensive Equity Fund	11

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM QMA Defensive Equity Fund’s Class Z shares gained 4.36% for the 12-month reporting period that ended October 31, 2018, underperforming the 7.35% gain of the S&P 500 Index, the 9.07% gain of the Russell 1000 Defensive Index, and the 5.58% gain of the Lipper Large-Cap Core Funds Average.

What were the market conditions?

•

In a major event capping 2017, the US Congress passed a tax reform bill that was signed into law in December. The law cut the corporate tax rate to 21% from 35% and reduced individual tax rates, including lowering the top rate to 37% from 39.6%. The US equity markets advanced in anticipation of the law and surged into the new year.

•

In late January through February of 2018, US equities experienced a steep decline, triggered by an inflation scare and US protectionist trade measures. The market pullback was accompanied by a sharp spike in volatility that drove the unwinding of investors’ short volatility positions. These positions seek to profit from the potential of continued low levels of volatility.

•

US equities remained range bound during the spring, despite 25% year-over-year earnings growth in the first two quarters of 2018, fueled by the fiscal stimulus of corporate tax cuts. The economic backdrop was also favorable, amid continued strong growth. Equity performance may have been restrained by geopolitical concerns. Anxiety regarding a global trade war emerged in March, eased in May, but intensified again in June on the heels of unprecedented acrimony at the G7 (Group of Seven) summit and the Trump administration’s threat to impose tariffs on Chinese goods. The G7 consists of Canada, France, Germany, Italy, Japan, the United Kingdom (the UK), and the US. These countries, with the seven largest advanced economies in the world, represent more than 62% of global net wealth. Retaliatory measures by China ignited fears of a tit-for-tat escalation cycle that could be destructive for global economic growth.

•

Fears of a trade war abated toward the end of the summer, with good news heralded by a trade agreement between the US and Mexico, lower-than-expected tariffs on $200 billion of Chinese goods, and a trade deal with Canada that concluded the renegotiation of the North American Free Trade Agreement. US equity markets surged in response, delivering strong gains from July to September and reaching new highs as geopolitical anxiety eased and strong corporate earnings continued.

•

US equities were volatile in October 2018, declining amid investor concerns about the pace of US economic growth and the outlook for corporate earnings. Toward the end of the month, US equities retraced some of their losses on positive economic news and solid earnings reports.

12	Visit our website at pgiminvestments.com

•

At the end of the reporting period, US economic growth was continuing, while growth in other major economies had moderated. Overall, 2018 appeared to be a year of global growth divergence, whereas 2017 was characterized by synchronized global economic recovery.

•

US economic growth was accompanied by rising interest rates and a stronger US dollar, which strained emerging markets economies. Higher US interest rates caused capital outflows from the emerging markets, leading to the sharp depreciation of emerging markets currencies and unleashing a vicious cycle of increased inflation and central bank rate hikes. This was especially true in countries with significant political problems, economic imbalances, and limited reserves, such as Turkey and Argentina. Trade tensions and the high price of crude oil further exacerbated the problem, even in stronger emerging markets countries, by putting additional pressure on their foreign currency reserves. Nevertheless, the potential of an emerging markets crisis appeared to be contained at the end of the period, thanks to China’s commitment to doing “whatever it takes” to keep its own economy stable and the proactive stance of emerging markets central banks overall.

•

In Europe and Japan, economic growth has slowed since the beginning of 2018, roiled by negative news such as tariff uncertainty, protracted negotiations over the UK’s exit from the European Union, and the possibility of Italy leaving as well. Consequently, non-US developed markets stocks were weak, while emerging markets stocks declined. In contrast, the S&P 500 Index generated a solidly positive return during the same period. QMA believes the divergence in equity returns between the US and other developed markets countries has reached an unprecedented level and thinks they are likely to converge.

•

US small-cap equities outperformed from March to July at the height of the trade tensions, perceived by investors as a domestic asset class that could provide safe haven from macroeconomic turbulence abroad. With trade tensions easing, this sector gave back some of its gains toward the end of the reporting period.

•

The Federal Reserve (the Fed) continued tightening US monetary policy, having raised short-term rates six times from the beginning of 2017 through the end of the reporting period. This has lifted the short-term end of the US Treasury yield curve, while the long-term end has remained anchored by interest rate differentials with the rest of the world and investors’ fears about the maturity of the US business cycle. As a result, the US Treasury yield curve flattened throughout 2018.

•

US Treasury securities and investment-grade corporate bonds underperformed US equities between January 1 and October 31, 2018. At the same time, high yield corporate bonds performed strongly, as spreads (yield differentials versus US Treasuries) narrowed due to the healthy economic backdrop.

PGIM QMA Defensive Equity Fund	13

Strategy and Performance Overview (continued)

What worked?

•

An underweight in industrials, which was among the worst-performing sectors during the reporting period, had a positive effect on the Fund’s returns. Industrials exhibited an unattractive correlation to the overall market and valuations appeared relatively high, leading QMA to underweight the sector.

•

In addition, an underweight in the real estate sector during the first half during the period, due to high valuations and volatility, benefited the Fund’s performance as the sector trailed the S&P 500 Index in the rising interest rate environment.

What didn’t work?

•	A broad underweight in cyclical sectors worked against the Fund during the reporting period.

•	Rising interest rates weighed on more defensive sectors, while a continuation of strong earnings growth helped companies that are sensitive to cyclical changes in the economy.

•

Overweights in defensive sectors, such as utilities, consumer staples, and telecommunication services, detracted in varying degrees from the Fund’s returns because of their interest rate sensitivity and the cyclical nature of the equity market.

•

Conversely, an underweight in technology, due to high volatility and market correlation, detracted from the Fund’s performance. Technology companies maintained durable profit growth, which helped make the sector one of the strongest performers of the period.

Did the Fund use derivatives, and how did they affect performance?

•

The Fund periodically utilized positions in S&P 500 Index futures for the purpose of the Fund’s cash flow management. These instruments track the Fund’s underlying benchmark and did not materially impact performance.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM QMA Defensive Equity Fund	15

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM QMA Defensive Equity Fund		Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,026.40	1.51%	$7.71
	Hypothetical	$1,000.00	$1,017.59	1.51%	$7.68
Class B	Actual	$1,000.00	$1,021.70	2.28%	$11.62
	Hypothetical	$1,000.00	$1,013.71	2.28%	$11.57
Class C	Actual	$1,000.00	$1,021.60	2.27%	$11.57
	Hypothetical	$1,000.00	$1,013.76	2.27%	$11.52
Class R	Actual	$1,000.00	$1,024.10	1.78%	$9.08
	Hypothetical	$1,000.00	$1,016.23	1.78%	$9.05
Class Z	Actual	$1,000.00	$1,026.40	1.48%	$7.56
	Hypothetical	$1,000.00	$1,017.74	1.48%	$7.53
Class R6**	Actual	$1,000.00	$1,027.70	1.14%	$5.83
	Hypothetical	$1,000.00	$1,019.46	1.14%	$5.80

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2018, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

16	Visit our website at pgiminvestments.com

Schedule of Investments

as of October 31, 2018

Description	Shares	Value
LONG-TERM INVESTMENTS 95.6%

COMMON STOCKS

Aerospace & Defense 2.3%
Arconic, Inc.	3,333	$67,760
Boeing Co. (The)	4,250	1,508,155
General Dynamics Corp.	2,220	383,128
Harris Corp.	940	139,787
Huntington Ingalls Industries, Inc.	350	76,468
L3 Technologies, Inc.	630	119,366
Lockheed Martin Corp.	1,970	578,884
Northrop Grumman Corp.	1,390	364,110
Raytheon Co.	2,270	397,341
Rockwell Collins, Inc.	1,310	167,706
Textron, Inc.	2,000	107,260
TransDigm Group, Inc.*	390	128,798
United Technologies Corp.	5,980	742,776

		4,781,539

Air Freight & Logistics 0.6%
C.H. Robinson Worldwide, Inc.	1,100	97,933
Expeditors International of Washington, Inc.	1,400	94,052
FedEx Corp.	1,940	427,460
United Parcel Service, Inc. (Class B Stock)	5,510	587,035

		1,206,480

Airlines 0.4%
Alaska Air Group, Inc.	1,000	61,420
American Airlines Group, Inc.	3,200	112,256
Delta Air Lines, Inc.	5,000	273,650
Southwest Airlines Co.	4,100	201,310
United Continental Holdings, Inc.*	1,800	153,918

		802,554

Auto Components 0.1%
Aptiv PLC	2,400	184,320
BorgWarner, Inc.	1,860	73,303
Goodyear Tire & Rubber Co. (The)	2,100	44,226

		301,849

Automobiles 0.4%
Ford Motor Co.	34,700	331,385

See Notes to Financial Statements.

PGIM QMA Defensive Equity Fund	17

Schedule of Investments (continued)

as of October 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Automobiles (cont’d.)
General Motors Co.	11,600	$424,444
Harley-Davidson, Inc.	1,400	53,508

		809,337

Banks 6.6%
Bank of America Corp.	93,700	2,576,750
BB&T Corp.	7,900	388,364
Citigroup, Inc.	25,400	1,662,684
Citizens Financial Group, Inc.	4,900	183,015
Comerica, Inc.	1,820	148,439
Fifth Third Bancorp	6,900	186,231
Huntington Bancshares, Inc.	11,500	164,795
JPMorgan Chase & Co.	33,910	3,696,868
KeyCorp	10,900	197,944
M&T Bank Corp.	1,490	246,461
People’s United Financial, Inc.	4,100	64,206
PNC Financial Services Group, Inc. (The)	4,730	607,758
Regions Financial Corp.	11,400	193,458
SunTrust Banks, Inc.	4,700	294,502
SVB Financial Group*	560	132,849
U.S. Bancorp	15,500	810,185
Wells Fargo & Co.	43,800	2,331,474
Zions Bancorp NA	2,100	98,805

		13,984,788

Beverages 3.6%
Brown-Forman Corp. (Class B Stock)	3,050	141,337
Coca-Cola Co. (The)	68,800	3,294,144
Constellation Brands, Inc. (Class A Stock)	3,020	601,675
Molson Coors Brewing Co. (Class B Stock)	3,340	213,760
Monster Beverage Corp.*	7,100	375,235
PepsiCo, Inc.	25,430	2,857,823

		7,483,974

Biotechnology 0.8%
AbbVie, Inc.	4,640	361,224
Alexion Pharmaceuticals, Inc.*	690	77,328
Amgen, Inc.	1,990	383,652
Biogen, Inc.*	620	188,647
Celgene Corp.*	2,130	152,508
Gilead Sciences, Inc.	3,970	270,675
Incyte Corp.*	540	35,003

See Notes to Financial Statements.

18

Description	Shares	Value
COMMON STOCKS (Continued)

Biotechnology (cont’d.)
Regeneron Pharmaceuticals, Inc.*	240	$81,418
Vertex Pharmaceuticals, Inc.*	790	133,873

		1,684,328

Building Products 0.2%
A.O. Smith Corp.	1,100	50,083
Allegion PLC	766	65,669
Fortune Brands Home & Security, Inc.	1,100	49,313
Johnson Controls International PLC	7,278	232,678
Masco Corp.	2,400	72,000
Resideo Technologies, Inc.*	985	20,734

		490,477

Capital Markets 3.1%
Affiliated Managers Group, Inc.	590	67,059
Ameriprise Financial, Inc.	1,480	188,315
Bank of New York Mellon Corp. (The)	9,400	444,902
BlackRock, Inc.	1,260	518,389
Cboe Global Markets, Inc.	1,190	134,292
Charles Schwab Corp. (The)	12,200	564,128
CME Group, Inc.	3,470	635,843
E*TRADE Financial Corp.	2,700	133,434
Franklin Resources, Inc.	3,290	100,345
Goldman Sachs Group, Inc. (The)	3,570	804,571
Intercontinental Exchange, Inc.	5,830	449,143
Invesco Ltd.	4,400	95,524
Moody’s Corp.	1,730	251,680
Morgan Stanley	13,500	616,410
MSCI, Inc.	940	141,357
Nasdaq, Inc.	1,200	104,052
Northern Trust Corp.	2,310	217,302
Raymond James Financial, Inc.	1,400	107,366
S&P Global, Inc.	2,570	468,563
State Street Corp.	3,880	266,750
T. Rowe Price Group, Inc.	2,510	243,445

		6,552,870

Chemicals 2.1%
Air Products & Chemicals, Inc.	2,420	373,527
Albemarle Corp.	1,210	120,056
CF Industries Holdings, Inc.	2,550	122,476
DowDuPont, Inc.	25,435	1,371,455

See Notes to Financial Statements.

PGIM QMA Defensive Equity Fund	19

Schedule of Investments (continued)

as of October 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Chemicals (cont’d.)
Eastman Chemical Co.	1,530	$119,876
Ecolab, Inc.	2,810	430,351
FMC Corp.	1,500	117,120
International Flavors & Fragrances, Inc.	1,120	162,019
Linde PLC (United Kingdom)	3,180	526,195
LyondellBasell Industries NV (Class A Stock)	3,520	314,230
Mosaic Co. (The)	3,900	120,666
PPG Industries, Inc.	2,730	286,896
Sherwin-Williams Co. (The)	910	358,058

		4,422,925

Commercial Services & Supplies 0.3%
Cintas Corp.	690	125,490
Copart, Inc.*	1,600	78,256
Republic Services, Inc.	1,700	123,556
Rollins, Inc.	800	47,360
Stericycle, Inc.*	670	33,480
Waste Management, Inc.	3,100	277,357

		685,499

Communications Equipment 0.4%
Arista Networks, Inc.*	160	36,856
Cisco Systems, Inc.	13,500	617,625
F5 Networks, Inc.*	180	31,550
Juniper Networks, Inc.	1,000	29,270
Motorola Solutions, Inc.	480	58,829

		774,130

Construction & Engineering 0.1%
Fluor Corp.	1,100	48,246
Jacobs Engineering Group, Inc.	1,000	75,090
Quanta Services, Inc.*	1,100	34,320

		157,656

Construction Materials 0.1%
Martin Marietta Materials, Inc.	700	119,896
Vulcan Materials Co.	1,460	147,664

		267,560

See Notes to Financial Statements.

20

Description	Shares	Value
COMMON STOCKS (Continued)

Consumer Finance 0.8%
American Express Co.	7,180	$737,601
Capital One Financial Corp.	4,920	439,356
Discover Financial Services	3,500	243,845
Synchrony Financial	7,001	202,189

		1,622,991

Containers & Packaging 0.4%
Avery Dennison Corp.	970	87,998
Ball Corp.	3,800	170,240
International Paper Co.	4,500	204,120
Packaging Corp. of America	1,080	99,155
Sealed Air Corp.	1,700	55,012
WestRock Co.	2,836	121,863

		738,388

Distributors 0.1%
Genuine Parts Co.	1,340	131,213
LKQ Corp.*	2,800	76,356

		207,569

Diversified Consumer Services 0.0%
H&R Block, Inc.	1,800	47,772

Diversified Financial Services 2.0%
Berkshire Hathaway, Inc. (Class B Stock)*	19,670	4,037,858
Jefferies Financial Group, Inc.	3,200	68,704

		4,106,562

Diversified Telecommunication Services 1.4%
AT&T, Inc.	45,467	1,394,928
CenturyLink, Inc.	5,871	121,177
Verizon Communications, Inc.	25,900	1,478,631

		2,994,736

Electric Utilities 8.4%
Alliant Energy Corp.	9,300	399,714
American Electric Power Co., Inc.	19,700	1,445,192
Duke Energy Corp.	28,500	2,354,955
Edison International	13,000	902,070
Entergy Corp.	7,200	604,440

See Notes to Financial Statements.

PGIM QMA Defensive Equity Fund	21

Schedule of Investments (continued)

as of October 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Electric Utilities (cont’d.)
Evergy, Inc.	10,800	$604,692
Eversource Energy	12,600	797,076
Exelon Corp.	38,500	1,686,685
FirstEnergy Corp.	19,400	723,232
NextEra Energy, Inc.	18,830	3,248,175
PG&E Corp.*	20,600	964,286
Pinnacle West Capital Corp.	4,500	370,125
PPL Corp.	27,900	848,160
Southern Co. (The)	40,500	1,823,715
Xcel Energy, Inc.	20,300	994,903

		17,767,420

Electrical Equipment 0.4%
AMETEK, Inc.	1,800	120,744
Eaton Corp. PLC	3,500	250,845
Emerson Electric Co.	5,000	339,400
Rockwell Automation, Inc.	980	161,435

		872,424

Electronic Equipment, Instruments & Components 0.1%
Amphenol Corp. (Class A Stock)	940	84,130
Corning, Inc.	2,400	76,680
FLIR Systems, Inc.	400	18,524
IPG Photonics Corp.*	110	14,691
TE Connectivity Ltd.	1,010	76,174

		270,199

Energy Equipment & Services 1.0%
Baker Hughes a GE Co.	5,800	154,802
Halliburton Co.	12,300	426,564
Helmerich & Payne, Inc.	1,570	97,795
National Oilwell Varco, Inc.	5,300	195,040
Schlumberger Ltd.	19,419	996,389
TechnipFMC PLC (United Kingdom)	5,900	155,170

		2,025,760

Entertainment 1.4%
Activision Blizzard, Inc.	4,800	331,440
Electronic Arts, Inc.*	1,910	173,772
Netflix, Inc.*	2,730	823,859
Take-Two Interactive Software, Inc.*	720	92,786

See Notes to Financial Statements.

22

Description	Shares	Value
COMMON STOCKS (Continued)

Entertainment (cont’d.)
Twenty-First Century Fox, Inc. (Class A Stock)	6,600	$300,432
Twenty-First Century Fox, Inc. (Class B Stock)	3,000	135,540
Viacom, Inc. (Class B Stock)	2,200	70,356
Walt Disney Co. (The)	9,330	1,071,364

		2,999,549

Equity Real Estate Investment Trusts (REITs) 5.2%
Alexandria Real Estate Equities, Inc.	1,840	224,903
American Tower Corp.	7,680	1,196,621
Apartment Investment & Management Co. (Class A Stock)	2,700	116,208
AvalonBay Communities, Inc., REIT	2,410	422,666
Boston Properties, Inc., REIT	2,690	324,844
Crown Castle International Corp., REIT	7,230	786,190
Digital Realty Trust, Inc., REIT	3,590	370,704
Duke Realty Corp., REIT	6,200	170,934
Equinix, Inc., REIT	1,391	526,827
Equity Residential	6,400	415,744
Essex Property Trust, Inc., REIT	1,150	288,397
Extra Space Storage, Inc., REIT	2,200	198,132
Federal Realty Investment Trust, REIT	1,280	158,784
HCP, Inc.	8,100	223,155
Host Hotels & Resorts, Inc., REIT	12,900	246,519
Iron Mountain, Inc.	4,938	151,152
Kimco Realty Corp., REIT	7,300	117,457
Macerich Co. (The), REIT	1,800	92,916
Mid-America Apartment Communities, Inc.	2,040	199,328
Prologis, Inc., REIT	11,000	709,170
Public Storage, REIT	2,610	536,277
Realty Income Corp.	5,000	301,350
Regency Centers Corp.	2,900	183,744
SBA Communications Corp.*	2,000	324,340
Simon Property Group, Inc., REIT	5,390	989,173
SL Green Realty Corp.	1,560	142,366
UDR, Inc., REIT	4,600	180,274
Ventas, Inc.	6,200	359,848
Vornado Realty Trust	2,990	203,559
Welltower, Inc., REIT	6,500	429,455
Weyerhaeuser Co.	13,140	349,918

		10,940,955

Food & Staples Retailing 3.2%
Costco Wholesale Corp.	7,890	1,803,891
Kroger Co. (The)	14,300	425,568

See Notes to Financial Statements.

PGIM QMA Defensive Equity Fund	23

Schedule of Investments (continued)

as of October 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Food & Staples Retailing (cont’d.)
Sysco Corp.	8,600	$613,438
Walgreens Boots Alliance, Inc.	15,200	1,212,504
Walmart, Inc.	25,770	2,584,215

		6,639,616

Food Products 2.2%
Archer-Daniels-Midland Co.	10,000	472,500
Campbell Soup Co.	3,400	127,194
Conagra Brands, Inc.	7,000	249,200
General Mills, Inc.	10,700	468,660
Hershey Co. (The)	2,510	268,946
Hormel Foods Corp.	4,900	213,836
J.M. Smucker Co. (The)	2,050	222,056
Kellogg Co.	4,500	294,660
Kraft Heinz Co. (The)	11,200	615,664
McCormick & Co., Inc.	2,180	313,920
Mondelez International, Inc. (Class A Stock)	26,300	1,104,074
Tyson Foods, Inc. (Class A Stock)	5,300	317,576

		4,668,286

Health Care Equipment & Supplies 1.0%
Abbott Laboratories	5,357	369,312
ABIOMED, Inc.*	140	47,768
Align Technology, Inc.*	230	50,876
Baxter International, Inc.	1,500	93,765
Becton, Dickinson and Co.	822	189,471
Boston Scientific Corp.*	4,200	151,788
Cooper Cos., Inc. (The)	150	38,746
Danaher Corp.	1,890	187,866
DENTSPLY SIRONA, Inc.	600	20,778
Edwards Lifesciences Corp.*	640	94,464
Hologic, Inc.*	800	31,192
IDEXX Laboratories, Inc.*	270	57,272
Intuitive Surgical, Inc.*	350	182,413
Medtronic PLC	4,188	376,166
ResMed, Inc.	440	46,605
Stryker Corp.	950	154,109
Varian Medical Systems, Inc.*	280	33,424
Zimmer Biomet Holdings, Inc.	630	71,562

		2,197,577

See Notes to Financial Statements.

24

Description	Shares	Value
COMMON STOCKS (Continued)

Health Care Providers & Services 1.2%
Aetna, Inc.	1,010	$200,384
AmerisourceBergen Corp.	550	48,400
Anthem, Inc.	800	220,456
Cardinal Health, Inc.	900	45,540
Centene Corp.*	630	82,102
Cigna Corp.	750	160,358
CVS Health Corp.	3,090	223,685
DaVita, Inc.*	380	25,589
Express Scripts Holding Co.*	1,700	164,849
HCA Healthcare, Inc.	830	110,830
Henry Schein, Inc.*	480	39,840
Humana, Inc.	430	137,776
Laboratory Corp. of America Holdings*	320	51,376
McKesson Corp.	610	76,104
Quest Diagnostics, Inc.	420	39,526
UnitedHealth Group, Inc.	2,950	770,983
Universal Health Services, Inc. (Class B Stock)	270	32,821
WellCare Health Plans, Inc.*	160	44,158

		2,474,777

Health Care Technology 0.0%
Cerner Corp.*	1,000	57,280

Hotels, Restaurants & Leisure 1.7%
Carnival Corp.	3,600	201,744
Chipotle Mexican Grill, Inc.*	220	101,273
Darden Restaurants, Inc.	1,100	117,205
Hilton Worldwide Holdings, Inc.	2,600	185,042
Marriott International, Inc. (Class A Stock)	2,560	299,238
McDonald’s Corp.	6,880	1,217,072
MGM Resorts International	4,500	120,060
Norwegian Cruise Line Holdings Ltd.*	1,800	79,326
Royal Caribbean Cruises Ltd.	1,520	159,190
Starbucks Corp.	12,000	699,240
Wynn Resorts Ltd.	870	87,522
Yum! Brands, Inc.	2,800	253,148

		3,520,060

Household Durables 0.3%
D.R. Horton, Inc.	3,000	107,880
Garmin Ltd.	1,100	72,776
Leggett & Platt, Inc.	1,100	39,941
Lennar Corp. (Class A Stock)	2,600	111,748

See Notes to Financial Statements.

PGIM QMA Defensive Equity Fund	25

Schedule of Investments (continued)

as of October 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Household Durables (cont’d.)
Mohawk Industries, Inc.*	570	$71,096
Newell Brands, Inc.	3,800	60,344
PulteGroup, Inc.	2,300	56,511
Whirlpool Corp.	570	62,563

		582,859

Household Products 2.9%
Church & Dwight Co., Inc.	4,440	263,603
Clorox Co. (The)	2,310	342,919
Colgate-Palmolive Co.	15,600	928,980
Kimberly-Clark Corp.	6,250	651,875
Procter & Gamble Co. (The)	44,800	3,972,864

		6,160,241

Independent Power & Renewable Electricity Producers 0.4%
AES Corp.	26,400	384,912
NRG Energy, Inc.	12,100	437,899

		822,811

Industrial Conglomerates 1.3%
3M Co.	4,670	888,514
General Electric Co.	69,020	697,102
Honeywell International, Inc.	5,910	855,886
Roper Technologies, Inc.	830	234,807

		2,676,309

Insurance 2.4%
Aflac, Inc.	7,900	340,253
Allstate Corp. (The)	3,560	340,763
American International Group, Inc.	9,100	375,739
Aon PLC	2,490	388,888
Arthur J. Gallagher & Co.	1,900	140,619
Assurant, Inc.	600	58,326
Brighthouse Financial, Inc.*	1,290	51,123
Chubb Ltd.	4,717	589,201
Cincinnati Financial Corp.	1,600	125,824
Everest Re Group Ltd.	440	95,858
Hartford Financial Services Group, Inc. (The)	3,700	168,054
Lincoln National Corp.	2,300	138,437
Loews Corp.	2,900	135,024
Marsh & McLennan Cos., Inc.	5,200	440,700

See Notes to Financial Statements.

26

Description	Shares	Value
COMMON STOCKS (Continued)

Insurance (cont’d.)
MetLife, Inc.	10,100	$416,019
Principal Financial Group, Inc.	2,800	131,796
Progressive Corp. (The)	6,000	418,200
Torchmark Corp.	1,100	93,126
Travelers Cos., Inc. (The)	2,750	344,108
Unum Group	2,300	83,398
Willis Towers Watson PLC	1,370	196,129

		5,071,585

Interactive Media & Services 3.1%
Alphabet, Inc. (Class A Stock)*	1,880	2,050,290
Alphabet, Inc. (Class C Stock)*	1,931	2,079,243
Facebook, Inc. (Class A Stock)*	15,130	2,296,583
TripAdvisor, Inc.*	590	30,763
Twitter, Inc.*	4,500	156,375

		6,613,254

Internet & Direct Marketing Retail 3.3%
Amazon.com, Inc.*	3,640	5,816,757
Booking Holdings, Inc.*	430	806,069
eBay, Inc.*	8,200	238,046
Expedia Group, Inc.	1,060	132,956

		6,993,828

IT Services 1.5%
Accenture PLC (Class A Stock)	1,910	301,054
Akamai Technologies, Inc.*	500	36,125
Alliance Data Systems Corp.	140	28,865
Automatic Data Processing, Inc.	1,300	187,304
Broadridge Financial Solutions, Inc.	350	40,929
Cognizant Technology Solutions Corp. (Class A Stock)	1,720	118,732
DXC Technology Co.	839	61,104
Fidelity National Information Services, Inc.	980	102,018
Fiserv, Inc.*	1,220	96,746
FleetCor Technologies, Inc.*	270	54,008
Gartner, Inc.*	270	39,831
Global Payments, Inc.	470	53,688
International Business Machines Corp.	2,710	312,815
Mastercard, Inc. (Class A Stock)	2,710	535,686
Paychex, Inc.	1,000	65,490
PayPal Holdings, Inc.*	3,500	294,665
Total System Services, Inc.	500	45,575

See Notes to Financial Statements.

PGIM QMA Defensive Equity Fund	27

Schedule of Investments (continued)

as of October 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

IT Services (cont’d.)
VeriSign, Inc.*	320	$45,613
Visa, Inc. (Class A Stock)	5,280	727,848
Western Union Co. (The)	1,300	23,452

		3,171,548

Leisure Products 0.1%
Hasbro, Inc.	1,040	95,378
Mattel, Inc.*(a)	3,000	40,740

		136,118

Life Sciences Tools & Services 0.3%
Agilent Technologies, Inc.	1,000	64,790
Illumina, Inc.*	450	140,017
IQVIA Holdings, Inc.*	500	61,465
Mettler-Toledo International, Inc.*	80	43,746
PerkinElmer, Inc.	400	34,592
Thermo Fisher Scientific, Inc.	1,240	289,726
Waters Corp.*	240	45,526

		679,862

Machinery 1.2%
Caterpillar, Inc.	4,730	573,844
Cummins, Inc.	1,200	164,028
Deere & Co.	2,560	346,726
Dover Corp.	1,140	94,438
Flowserve Corp.	1,000	45,900
Fortive Corp.	2,450	181,913
Illinois Tool Works, Inc.	2,450	312,546
Ingersoll-Rand PLC	1,950	187,083
PACCAR, Inc.	2,800	160,188
Parker-Hannifin Corp.	1,060	160,728
Pentair PLC (United Kingdom)	1,300	52,195
Snap-on, Inc.	450	69,273
Stanley Black & Decker, Inc.	1,220	142,154
Xylem, Inc.	1,400	91,812

		2,582,828

Media 0.9%
CBS Corp. (Class B Stock)	2,100	120,435
Charter Communications, Inc. (Class A Stock)*	1,120	358,814
Comcast Corp. (Class A Stock)	28,600	1,090,804

See Notes to Financial Statements.

28

Description	Shares	Value
COMMON STOCKS (Continued)

Media (cont’d.)
Discovery, Inc. (Class A Stock)*	900	$29,151
Discovery, Inc. (Class C Stock)*	2,164	63,427
DISH Network Corp. (Class A Stock)*	1,400	43,036
Interpublic Group of Cos., Inc. (The)	2,400	55,584
News Corp. (Class A Stock)	2,350	30,997
News Corp. (Class B Stock)	700	9,338
Omnicom Group, Inc.	1,400	104,048

		1,905,634

Metals & Mining 0.3%
Freeport-McMoRan, Inc.	16,000	186,400
Newmont Mining Corp.	5,800	179,336
Nucor Corp.	3,500	206,920

		572,656

Multiline Retail 0.5%
Dollar General Corp.	2,360	262,857
Dollar Tree, Inc.*	2,150	181,245
Kohl’s Corp.	1,500	113,595
Macy’s, Inc.	2,700	92,583
Nordstrom, Inc.	1,000	65,770
Target Corp.	4,700	393,061

		1,109,111

Multi-Utilities 4.3%
Ameren Corp.	9,700	626,426
CenterPoint Energy, Inc.	19,600	529,396
CMS Energy Corp.	11,300	559,576
Consolidated Edison, Inc.	12,400	942,400
Dominion Energy, Inc.	26,100	1,864,062
DTE Energy Co.	7,260	816,024
NiSource, Inc.	14,400	365,184
Public Service Enterprise Group, Inc.	20,200	1,079,286
SCANA Corp.	5,700	228,285
Sempra Energy	10,920	1,202,510
WEC Energy Group, Inc.	12,584	860,746

		9,073,895

Oil, Gas & Consumable Fuels 7.7%
Anadarko Petroleum Corp.	7,230	384,636
Apache Corp.	5,300	200,499

See Notes to Financial Statements.

PGIM QMA Defensive Equity Fund	29

Schedule of Investments (continued)

as of October 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
Cabot Oil & Gas Corp.	6,100	$147,803
Chevron Corp.	26,880	3,001,152
Cimarex Energy Co.	1,340	106,490
Concho Resources, Inc.*	2,810	390,843
ConocoPhillips	16,300	1,139,370
Devon Energy Corp.	7,100	230,040
EOG Resources, Inc.	8,130	856,414
EQT Corp.	3,670	124,670
Exxon Mobil Corp.	59,420	4,734,586
Hess Corp.	3,530	202,622
HollyFrontier Corp.	2,300	155,112
Kinder Morgan, Inc.	26,600	452,732
Marathon Oil Corp.	11,900	225,981
Marathon Petroleum Corp.	9,371	660,220
Newfield Exploration Co.*	2,800	56,560
Noble Energy, Inc.	6,700	166,495
Occidental Petroleum Corp.	10,700	717,649
ONEOK, Inc.	5,800	380,480
Phillips 66	5,990	615,892
Pioneer Natural Resources Co.	2,390	351,975
Valero Energy Corp.	6,000	546,540
Williams Cos., Inc. (The)	16,900	411,177

		16,259,938

Personal Products 0.3%
Coty, Inc. (Class A Stock)	8,000	84,400
Estee Lauder Cos., Inc. (The) (Class A Stock)	4,030	553,883

		638,283

Pharmaceuticals 1.7%
Allergan PLC	978	154,534
Bristol-Myers Squibb Co.	5,000	252,700
Eli Lilly & Co.	2,930	317,729
Johnson & Johnson	8,220	1,150,718
Merck & Co., Inc.	8,100	596,241
Mylan NV*	1,500	46,875
Nektar Therapeutics*	500	19,340
Perrigo Co. PLC	350	24,605
Pfizer, Inc.	17,900	770,774
Zoetis, Inc.	1,500	135,225

		3,468,741

See Notes to Financial Statements.

30

Description	Shares	Value
COMMON STOCKS (Continued)

Professional Services 0.3%
Equifax, Inc.	960	$97,382
IHS Markit Ltd.*	2,800	147,084
Nielsen Holdings PLC	2,800	72,744
Robert Half International, Inc.	1,000	60,530
Verisk Analytics, Inc.*	1,310	156,991

		534,731

Real Estate Management & Development 0.1%
CBRE Group, Inc. (Class A Stock)*	5,500	221,595

Road & Rail 0.9%
CSX Corp.	6,500	447,590
J.B. Hunt Transport Services, Inc.	700	77,427
Kansas City Southern	810	82,588
Norfolk Southern Corp.	2,230	374,261
Union Pacific Corp.	5,880	859,773

		1,841,639

Semiconductors & Semiconductor Equipment 1.2%
Advanced Micro Devices, Inc.*	2,500	45,525
Analog Devices, Inc.	1,108	92,751
Applied Materials, Inc.	2,900	95,352
Broadcom, Inc.	1,282	286,514
Intel Corp.	13,700	642,256
KLA-Tencor Corp.	480	43,939
Lam Research Corp.	470	66,613
Microchip Technology, Inc.	740	48,677
Micron Technology, Inc.*	3,400	128,248
NVIDIA Corp.	1,810	381,602
Qorvo, Inc.*	400	29,404
QUALCOMM, Inc.	4,200	264,138
Skyworks Solutions, Inc.	540	46,851
Texas Instruments, Inc.	2,890	268,279
Xilinx, Inc.	800	68,296

		2,508,445

Software 1.9%
Adobe, Inc.*	1,460	358,810
ANSYS, Inc.*	250	37,387
Autodesk, Inc.*	650	84,012
CA, Inc.	900	39,924
Cadence Design Systems, Inc.*	800	35,656

See Notes to Financial Statements.

PGIM QMA Defensive Equity Fund	31

Schedule of Investments (continued)

as of October 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Software (cont’d.)
Citrix Systems, Inc.*	380	$38,939
Intuit, Inc.	770	162,470
Microsoft Corp.	22,770	2,432,064
Oracle Corp.	8,400	410,256
Red Hat, Inc.*	530	90,969
salesforce.com, Inc.*	2,250	308,790
Symantec Corp.	1,800	32,670
Synopsys, Inc.*	460	41,184

		4,073,131

Specialty Retail 2.2%
Advance Auto Parts, Inc.	660	105,441
AutoZone, Inc.*	240	176,033
Best Buy Co., Inc.	2,200	154,352
CarMax, Inc.*	1,600	108,656
Foot Locker, Inc.	1,000	47,140
Gap, Inc. (The)	1,900	51,870
Home Depot, Inc. (The)	10,150	1,785,182
L Brands, Inc.	2,000	64,840
Lowe’s Cos., Inc.	7,200	685,584
O’Reilly Automotive, Inc.*	720	230,940
Ross Stores, Inc.	3,380	334,620
Tiffany & Co.	970	107,961
TJX Cos., Inc. (The)	5,560	610,933
Tractor Supply Co.	1,100	101,079
Ulta Beauty, Inc.*	510	140,005

		4,704,636

Technology Hardware, Storage & Peripherals 1.6%
Apple, Inc.	13,630	2,983,062
Hewlett Packard Enterprise Co.	4,300	65,575
HP, Inc.	4,600	111,044
NetApp, Inc.	800	62,792
Seagate Technology PLC	700	28,161
Western Digital Corp.	832	35,834
Xerox Corp.	650	18,116

		3,304,584

Textiles, Apparel & Luxury Goods 0.7%
Hanesbrands, Inc.	3,100	53,196
Michael Kors Holdings Ltd.*	1,300	72,033
NIKE, Inc. (Class B Stock)	11,320	849,453

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Shares	Value
COMMON STOCKS (Continued)

Textiles, Apparel & Luxury Goods (cont’d.)
PVH Corp.			680	$82,137
Ralph Lauren Corp.			490	63,509
Tapestry, Inc.			2,500	105,775
Under Armour, Inc. (Class A Stock)*			1,600	35,376
Under Armour, Inc. (Class C Stock)*			1,611	31,946
VF Corp.			2,920	242,010

				1,535,435

Tobacco 2.2%
Altria Group, Inc.			33,900	2,204,856
Philip Morris International, Inc.			27,990	2,465,079

				4,669,935

Trading Companies & Distributors 0.1%
Fastenal Co.			2,300	118,243
United Rentals, Inc.*			660	79,246
W.W. Grainger, Inc.			370	105,069

				302,558

Water Utilities 0.3%
American Water Works Co., Inc.			7,200	637,416

TOTAL LONG-TERM INVESTMENTS (cost $148,864,959)				201,411,493

SHORT-TERM INVESTMENTS 4.5%

AFFILIATED MUTUAL FUNDS 4.3%
PGIM Core Ultra Short Bond Fund(w)			9,001,076	9,001,076
PGIM Institutional Money Market Fund (cost $34,494; includes $34,364 of cash collateral for securities on loan)(b)(w)			34,498	34,498

TOTAL AFFILIATED MUTUAL FUNDS (cost $9,035,570)				9,035,574

			Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(n) 0.2%
U.S. Treasury Bills(k)	2.125%	12/20/18	100	99,707

See Notes to Financial Statements.

PGIM QMA Defensive Equity Fund	33

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Bills(k)	2.128%	12/20/18	500	$498,537

TOTAL U.S. TREASURY OBLIGATIONS (cost $598,263)				598,244

TOTAL SHORT-TERM INVESTMENTS (cost $9,633,833)				9,633,818

TOTAL INVESTMENTS 100.1% (cost $158,498,792)				211,045,311
Liabilities in excess of other assets(z) (0.1)%				(303,775)

NET ASSETS 100.0%				$210,741,536

The following abbreviations are used in the annual report:

LIBOR—London Interbank Offered Rate

OTC—Over-the-counter

REITs—Real Estate Investment Trusts

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $33,950; cash collateral of $34,364 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at October 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Position:
62	S&P 500 E-Mini Index	Dec. 2018	$8,404,410	$(511,322)

See Notes to Financial Statements.

34

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co.	$—	$598,244

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$4,781,539	$—	$—
Air Freight & Logistics	1,206,480	—	—
Airlines	802,554	—	—
Auto Components	301,849	—	—
Automobiles	809,337	—	—
Banks	13,984,788	—	—
Beverages	7,483,974	—	—
Biotechnology	1,684,328	—	—
Building Products	490,477	—	—
Capital Markets	6,552,870	—	—
Chemicals	4,422,925	—	—
Commercial Services & Supplies	685,499	—	—
Communications Equipment	774,130	—	—
Construction & Engineering	157,656	—	—
Construction Materials	267,560	—	—
Consumer Finance	1,622,991	—	—
Containers & Packaging	738,388	—	—
Distributors	207,569	—	—
Diversified Consumer Services	47,772	—	—
Diversified Financial Services	4,106,562	—	—
Diversified Telecommunication Services	2,994,736	—	—
Electric Utilities	17,767,420	—	—
Electrical Equipment	872,424	—	—
Electronic Equipment, Instruments & Components	270,199	—	—
Energy Equipment & Services	2,025,760	—	—

See Notes to Financial Statements.

PGIM QMA Defensive Equity Fund	35

Schedule of Investments (continued)

as of October 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Entertainment	$2,999,549	$—	$—
Equity Real Estate Investment Trusts (REITs)	10,940,955	—	—
Food & Staples Retailing	6,639,616	—	—
Food Products	4,668,286	—	—
Health Care Equipment & Supplies	2,197,577	—	—
Health Care Providers & Services	2,474,777	—	—
Health Care Technology	57,280	—	—
Hotels, Restaurants & Leisure	3,520,060	—	—
Household Durables	582,859	—	—
Household Products	6,160,241	—	—
Independent Power & Renewable Electricity Producers	822,811	—	—
Industrial Conglomerates	2,676,309	—	—
Insurance	5,071,585	—	—
Interactive Media & Services	6,613,254	—	—
Internet & Direct Marketing Retail	6,993,828	—	—
IT Services	3,171,548	—	—
Leisure Products	136,118	—	—
Life Sciences Tools & Services	679,862	—	—
Machinery	2,582,828	—	—
Media	1,905,634	—	—
Metals & Mining	572,656	—	—
Multiline Retail	1,109,111	—	—
Multi-Utilities	9,073,895	—	—
Oil, Gas & Consumable Fuels	16,259,938	—	—
Personal Products	638,283	—	—
Pharmaceuticals	3,468,741	—	—
Professional Services	534,731	—	—
Real Estate Management & Development	221,595	—	—
Road & Rail	1,841,639	—	—
Semiconductors & Semiconductor Equipment	2,508,445	—	—
Software	4,073,131	—	—
Specialty Retail	4,704,636	—	—
Technology Hardware, Storage & Peripherals	3,304,584	—	—
Textiles, Apparel & Luxury Goods	1,535,435	—	—
Tobacco	4,669,935	—	—
Trading Companies & Distributors	302,558	—	—
Water Utilities	637,416	—	—
Affiliated Mutual Funds	9,035,574	—	—
U.S. Treasury Obligations	—	598,244	—
Other Financial Instruments*
Futures Contracts	(511,322)	—	—

Total	$209,935,745	$598,244	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

36

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2018 were as follows (unaudited):

Electric Utilities	8.4%
Oil, Gas & Consumable Fuels	7.7
Banks	6.6
Equity Real Estate Investment Trusts (REITs)	5.2
Multi-Utilities	4.3
Affiliated Mutual Funds (0.0% represents investments purchased with collateral from securities on loan)	4.3
Beverages	3.6
Internet & Direct Marketing Retail	3.3
Food & Staples Retailing	3.2
Interactive Media & Services	3.1
Capital Markets	3.1
Household Products	2.9
Insurance	2.4
Aerospace & Defense	2.3
Specialty Retail	2.2
Tobacco	2.2
Food Products	2.2
Chemicals	2.1
Diversified Financial Services	2.0
Software	1.9
Hotels, Restaurants & Leisure	1.7
Pharmaceuticals	1.7
Technology Hardware, Storage & Peripherals	1.6
IT Services	1.5
Entertainment	1.4
Diversified Telecommunication Services	1.4
Industrial Conglomerates	1.3
Machinery	1.2
Semiconductors & Semiconductor Equipment	1.2
Health Care Providers & Services	1.2
Health Care Equipment & Supplies	1.0
Energy Equipment & Services	1.0
Media	0.9
Road & Rail	0.9
Biotechnology	0.8
Consumer Finance	0.8
Textiles, Apparel & Luxury Goods	0.7%
Air Freight & Logistics	0.6
Multiline Retail	0.5
Electrical Equipment	0.4
Independent Power & Renewable Electricity Producers	0.4
Automobiles	0.4
Airlines	0.4
Communications Equipment	0.4
Containers & Packaging	0.4
Commercial Services & Supplies	0.3
Life Sciences Tools & Services	0.3
Personal Products	0.3
Water Utilities	0.3
Household Durables	0.3
Metals & Mining	0.3
Professional Services	0.3
U.S. Treasury Obligations	0.2
Building Products	0.2
Trading Companies & Distributors	0.1
Auto Components	0.1
Electronic Equipment, Instruments & Components	0.1
Construction Materials	0.1
Real Estate Management & Development	0.1
Distributors	0.1
Construction & Engineering	0.1
Leisure Products	0.1
Health Care Technology	0.0 *
Diversified Consumer Services	0.0 *

100.1
Liabilities in excess of other assets	(0.1)

100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

PGIM QMA Defensive Equity Fund	37

Schedule of Investments (continued)

as of October 31, 2018

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2018 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	—	$—	Due from/to broker-variation margin futures	$511,322	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value		Futures
Equity contracts		$1,545,103

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures
Equity contracts	$1,193	$(854,282)

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended October 31, 2018, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$8,540,140

(1)	Notional Amount in USD.

See Notes to Financial Statements.

38

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(1)	Net Amount
Securities on Loan	$33,950	$(33,950)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM QMA Defensive Equity Fund	39

Statement of Assets & Liabilities

as of October 31, 2018

Assets
Investments at value, including securities on loan of $33,950:
Unaffiliated investments (cost $149,463,222)	$202,009,737
Affiliated investments (cost $9,035,570)	9,035,574
Dividends and interest receivable	361,140
Due from broker—variation margin futures	82,650
Receivable for Fund shares sold	39,442
Tax reclaim receivable	826
Prepaid expenses	1,070

Total Assets	211,530,439

Liabilities
Payable for Fund shares reacquired	213,136
Shareholders’ reports payable	197,712
Management fee payable	141,668
Distribution fee payable	68,208
Legal fees and expenses payable	56,349
Accrued expenses and other liabilities	43,580
Payable to broker for collateral for securities on loan	34,364
Affiliated transfer agent fee payable	33,886

Total Liabilities	788,903

Net Assets	$210,741,536

Net assets were comprised of:
Shares of beneficial interest, at par	$14,286
Paid-in capital in excess of par	144,244,949
Total distributable earnings (loss)	66,482,301

Net assets, October 31, 2018	$210,741,536

See Notes to Financial Statements.

40

Class A
Net asset value and redemption price per share, ($169,942,916 ÷ 11,501,588 shares of beneficial interest issued and outstanding)	$14.78
Maximum sales charge (5.50% of offering price)	0.86

Maximum offering price to public	$15.64

Class B
Net asset value, offering price and redemption price per share, ($3,906,207 ÷ 267,163 shares of beneficial interest issued and outstanding)	$14.62

Class C
Net asset value, offering price and redemption price per share, ($31,326,949 ÷ 2,140,853 shares of beneficial interest issued and outstanding)	$14.63

Class R
Net asset value, offering price and redemption price per share, ($4,544 ÷ 305 shares of beneficial interest issued and outstanding)	$14.88

Class Z
Net asset value, offering price and redemption price per share, ($5,338,156 ÷ 360,677 shares of beneficial interest issued and outstanding)	$14.80

Class R6
Net asset value, offering price and redemption price per share, ($222,764 ÷ 15,009 shares of beneficial interest issued and outstanding)	$14.84

See Notes to Financial Statements.

PGIM QMA Defensive Equity Fund	41

Statement of Operations

Year Ended October 31, 2018

Net Investment Income (Loss)
Income
Unaffiliated dividend income	$5,215,760
Affiliated dividend income	187,578
Interest income	8,101
Income from securities lending, net (including affiliated income of $3,239)	4,011

Total income	5,415,450

Expenses
Management fee	1,694,159
Distribution fee(a)	941,836
Shareholders’ reports	274,742
Transfer agent’s fees and expenses (including affiliated expense of $146,621)(a)	263,571
Legal fees and expenses	91,049
Custodian and accounting fees	88,617
Registration fees(a)	78,530
Audit fee	67,871
Trustees’ fees	16,149
Miscellaneous	20,556

Total expenses	3,537,080
Less: Fee waiver and/or expense reimbursement(a)	(42,851)
Distribution fee waiver(a)	(89,557)

Net expenses	3,404,672

Net investment income (loss)	2,010,778

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(874))	15,615,808
Futures transactions	1,545,103
Foreign currency transactions	(881)

17,160,030

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(7))	(8,596,914)
Futures	(854,282)
Foreign currencies	883

(9,450,313)

Net gain (loss) on investment and foreign currency transactions	7,709,717

Net Increase (Decrease) In Net Assets Resulting From Operations	$9,720,495

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R6
Distribution fee	537,250	51,266	353,274	46	—	—
Transfer agent’s fees and expenses	202,755	22,666	31,655	137	6,310	48
Registration fees	14,210	14,142	14,239	13,906	14,320	7,713
Fee waiver and/or expense reimbursement	—	(21,202)	—	(14,021)	—	(7,628)
Distribution fee waiver	(89,542)	—	—	(15)	—	—

See Notes to Financial Statements.

42

Statement of Change in Net Assets

	Year Ended October 31,
	2018		2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$2,010,778	$1,876,420
Net realized gain (loss) on investment and foreign currency transactions		17,160,030	7,869,746
Net change in unrealized appreciation (depreciation) on investments and foreign currencies		(9,450,313)	24,929,447

Net increase (decrease) in net assets resulting from operations		9,720,495	34,675,613

Dividends and Distributions
Distributions from distributable earnings*
Class A		(7,802,550)	—
Class B		(209,409)	—
Class C		(1,347,853)	—
Class R		(293)	—
Class Z		(297,504)	—
Class R6		(5,114)	—

		(9,662,723)	—

Dividends from net investment income
Class A			(2,090,702)
Class B			(42,128)
Class C			(201,451)
Class R			(3,166)
Class Z			(96,074)

		*	(2,433,521)

Distributions from net realized gains
Class A			(10,624,756)
Class B			(520,479)
Class C			(2,488,861)
Class R			(20,046)
Class Z			(407,553)

		*	(14,061,695)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold		5,946,078	7,282,000
Net asset value of shares issued in reinvestment of dividends and distributions		9,476,379	16,111,166
Cost of shares reacquired		(33,830,832)	(36,046,707)

Net increase (decrease) in net assets from Fund share transactions		(18,408,375)	(12,653,541)

Total increase (decrease)		(18,350,603)	5,526,856

Net Assets:
Beginning of year		229,092,139	223,565,283

End of year(a)		$210,741,536	$229,092,139

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$1,442,957

*	For the year ended October 31, 2018, the Fund has adopted amendments to Regulation S-X (refer to Note 9).

See Notes to Financial Statements.

PGIM QMA Defensive Equity Fund	43

Notes to Financial Statements

Prudential Investment Portfolios 16 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was established as a Delaware business trust on July 29, 1998. The Trust currently consists of two funds: PGIM Income Builder Fund and PGIM QMA Defensive Equity Fund, each of which are diversified funds for the purposes of the 1940 Act. These financial statements relate only to the PGIM QMA Defensive Equity Fund (the “Fund”). Effective June 11, 2018, the names of the Fund and the other funds which comprise the Trust were changed by replacing “Prudential” with “PGIM” and each fund’s Class Q shares were renamed Class R6 shares.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, a Valuation Committee has been established as two persons, being one or more officers of the Trust, including: the Trust’s Treasurer (or the Treasurer’s direct reports); and the Trust’s Chief or Deputy Chief Compliance Officer (or Vice-President-level direct reports of the Chief or Deputy Chief Compliance Officer). Under the current valuation procedures, the Valuation Committee of the Board is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur

44

when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that,

PGIM QMA Defensive Equity Fund	45

Notes to Financial Statements (continued)

because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

46

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in value of equities. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

PGIM QMA Defensive Equity Fund	47

Notes to Financial Statements (continued)

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Fund invests in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are

48

recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 0.750% of the Fund’s average daily net assets up to $500 million, 0.70% of average daily net assets for the next $500 million and 0.650% of the average daily net assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.750% for the year ended October 31, 2018.

PGIM Investments has contractually agreed, through February 29, 2020, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total operating expenses to exceed 2.28% of average daily net assets for Class B shares, 1.78% of average daily net assets for Class R shares, or 1.14% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and

PGIM QMA Defensive Equity Fund	49

Notes to Financial Statements (continued)

certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Where applicable, PGIM Investments voluntarily agreed through June 30, 2018, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Effective July 1, 2018 this voluntary agreement became part of the Fund’s contractual waiver agreement through February 29, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such wavier/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 1% and 0.75% of the average daily net assets of the Class A, Class B, Class C and Class R shares, respectively. PIMS has contractually agreed through February 29, 2020 to limit such expenses to 0.25% and

0.50% of the average daily net assets of the Class A and Class R shares, respectively.

PIMS has advised the Fund that it received $99,362 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2018. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2018, it received $2,943 and $1,800 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential

50

Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended October 31, 2018, no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended October 31, 2018, PGIM, Inc. was compensated $389 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2018, were $270,256,806 and $295,972,092, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2018, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$9,196,634	$66,737,574	$66,933,132	$—	$—	$9,001,076	9,001,076	$187,578

PGIM Institutional Money Market Fund*
530,123	26,485,133	26,979,877	(7)	(874)	34,498	34,498	3,239	**

PGIM QMA Defensive Equity Fund	51

Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
$9,726,757	$93,222,707	$93,913,009	$(7)	$(874)	$9,035,574		$190,817

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended October 31, 2018, the tax character of dividends paid by the Fund were $6,468,484 of ordinary income and $3,194,239 of long-term capital gains. For the year ended October 31, 2017, the tax character of dividends paid by the Fund were $2,421,978 of ordinary income and $14,073,238 of long-term capital gains.

As of October 31, 2018, the accumulated undistributed earnings on a tax basis were $4,236,942 of ordinary income and $13,567,713 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$161,856,343	$54,991,276	$(6,313,630)	$48,677,646

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and other cost basis differences between financial and tax accounting.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

52

6. Capital and Ownership

The Fund offers Class A, Class B, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Fund has authorized an unlimited number of shares of beneficial interest at $0.001 par value per share, divided into six classes, designated Class A, Class B, Class C, Class R, Class Z and Class R6.

As of October 31, 2018, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 305 Class R shares and 785 Class R6 shares of the Fund. At reporting period end, two shareholders of record held 33% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	301,086	$4,510,704
Shares issued in reinvestment of dividends and distributions	513,845	7,656,287
Shares reacquired	(1,555,132)	(23,236,030)

Net increase (decrease) in shares outstanding before conversion	(740,201)	(11,069,039)
Shares issued upon conversion from other share class(es)	150,709	2,279,617
Shares reacquired upon conversion into other share class(es)	(34,457)	(511,226)

Net increase (decrease) in shares outstanding	(623,949)	$(9,300,648)

Year ended October 31, 2017:
Shares sold	337,903	$4,698,783
Shares issued in reinvestment of dividends and distributions	938,366	12,527,192
Shares reacquired	(1,660,772)	(23,231,213)

Net increase (decrease) in shares outstanding before conversion	(384,503)	(6,005,238)
Shares issued upon conversion from other share class(es)	319,919	4,515,722
Shares reacquired upon conversion into other share class(es)	(74,241)	(1,045,384)

Net increase (decrease) in shares outstanding	(138,825)	$(2,534,900)

PGIM QMA Defensive Equity Fund	53

Notes to Financial Statements (continued)

Class B	Shares	Amount
Year ended October 31, 2018:
Shares sold	1	$31
Shares issued in reinvestment of dividends and distributions	14,092	209,400
Shares reacquired	(42,060)	(622,787)

Net increase (decrease) in shares outstanding before conversion	(27,967)	(413,356)
Shares reacquired upon conversion into other share class(es)	(127,535)	(1,916,513)

Net increase (decrease) in shares outstanding	(155,502)	$(2,329,869)

Year ended October 31, 2017:
Shares sold	3,336	$45,380
Shares issued in reinvestment of dividends and distributions	42,047	560,494
Shares reacquired	(87,123)	(1,203,233)

Net increase (decrease) in shares outstanding before conversion	(41,740)	(597,359)
Shares reacquired upon conversion into other share class(es)	(176,032)	(2,476,652)

Net increase (decrease) in shares outstanding	(217,772)	$(3,074,011)

Class C
Year ended October 31, 2018:
Shares sold	57,472	$845,940
Shares issued in reinvestment of dividends and distributions	89,964	1,335,958
Shares reacquired	(495,702)	(7,320,608)

Net increase (decrease) in shares outstanding before conversion	(348,266)	(5,138,710)
Shares reacquired upon conversion into other share class(es)	(36,547)	(544,638)

Net increase (decrease) in shares outstanding	(384,813)	$(5,683,348)

Year ended October 31, 2017:
Shares sold	99,453	$1,379,289
Shares issued in reinvestment of dividends and distributions	189,094	2,518,726
Shares reacquired	(539,499)	(7,478,815)

Net increase (decrease) in shares outstanding before conversion	(250,952)	(3,580,800)
Shares reacquired upon conversion into other share class(es)	(172,464)	(2,399,983)

Net increase (decrease) in shares outstanding	(423,416)	$(5,980,783)

Class R
Year ended October 31, 2018:
Shares sold	12	$181
Shares issued in reinvestment of dividends and distributions	19	293
Shares reacquired	(199)	(2,940)

Net increase (decrease) in shares outstanding	(168)	$(2,466)

Year ended October 31, 2017:
Shares sold	2,446	$33,655
Shares issued in reinvestment of dividends and distributions	1,739	23,213
Shares reacquired	(26,468)	(390,139)

Net increase (decrease) in shares outstanding	(22,283)	$(333,271)

54

Class Z	Shares	Amount
Year ended October 31, 2018:
Shares sold	31,592	$469,795
Shares issued in reinvestment of dividends and distributions	18,051	269,327
Shares reacquired	(171,655)	(2,561,880)

Net increase (decrease) in shares outstanding before conversion	(122,012)	(1,822,758)
Shares issued upon conversion from other share class(es)	61,282	914,363
Shares reacquired upon conversion into other share class(es)	(19,599)	(295,713)

Net increase (decrease) in shares outstanding	(80,329)	$(1,204,108)

Year ended October 31, 2017:
Shares sold	74,620	$1,033,865
Shares issued in reinvestment of dividends and distributions	36,016	481,541
Shares reacquired	(259,965)	(3,641,446)

Net increase (decrease) in shares outstanding before conversion	(149,329)	(2,126,040)
Shares issued upon conversion from other share class(es)	99,281	1,386,228
Shares reacquired upon conversion into other share class(es)	(6,970)	(99,571)

Net increase (decrease) in shares outstanding	(57,018)	$(839,383)

Class R6
Year ended October 31, 2018:
Shares sold	7,790	$119,427
Shares issued in reinvestment of dividends and distributions	343	5,114
Shares reacquired	(5,630)	(86,587)

Net increase (decrease) in shares outstanding before conversion	2,503	37,954
Shares issued upon conversion from other share class(es)	4,815	74,110

Net increase (decrease) in shares outstanding	7,318	$112,064

Period ended October 31, 2017*:
Shares sold	6,485	$91,028
Shares reacquired	(7,090)	(101,861)

Net increase (decrease) in shares outstanding before conversion	(605)	(10,833)
Shares issued upon conversion from other share class(es)	8,296	119,640

Net increase (decrease) in shares outstanding	7,691	$108,807

*	Commencement of offering was December 28, 2016.

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

PGIM QMA Defensive Equity Fund	55

Notes to Financial Statements (continued)

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the reporting period ended October 31, 2018.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

56

Risks of Investing in Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): Real estate securities are subject to similar risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of payments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, Including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in equity REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the equity REITs, while mortgage equity REITs may be affected by the quality of any credit extended. Equity REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Since equity REITs are relatively smaller in size when compared to the broader market, and smaller companies tend to be more volatile than larger companies, they may be more volatile and/or more illiquid than other types of equity securities. Equity REITs are subject to interest rate risks. Equity REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each equity REIT in which it invests, in addition to the expenses of the Fund.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. All of these have been reflected in the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are

PGIM QMA Defensive Equity Fund	57

Notes to Financial Statements (continued)

effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

10. Subsequent Event

At a meeting held on June 19, 2018, the Board of Trustees of the Trust approved a plan of reorganization whereby PGIM QMA Large-Cap Core Equity Fund would acquire the PGIM QMA Defensive Equity Fund. This reorganization was approved by the shareholders of the PGIM QMA Defensive Equity Fund on November 16, 2018 and was completed at the close of business on December 14, 2018.

58

Financial Highlights

Class A Shares
	Year Ended October 31,				Three Months Ended October 31, 2014(a)(b)		Year Ended July 31, 2014(a)
	2018(a)	2017(a)	2016(a)	2015
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$14.78	$13.68	$13.71	$14.26	$13.65		$12.86
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.13	0.16	0.13	0.03		0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.50	2.02	0.21	0.24	0.58		1.46
Total from investment operations	0.65	2.15	0.37	0.37	0.61		1.58
Less Dividends and Distributions
Dividends from net investment income	(0.13)	(0.17)	(0.14)	(0.12)	-		(0.13)
Distributions from net realized gains	(0.52)	(0.88)	(0.26)	(0.80)	-		(0.66)
Total dividends and distributions	(0.65)	(1.05)	(0.40)	(0.92)	-		(0.79)
Net asset value, end of period	$14.78	$14.78	$13.68	$13.71	$14.26		$13.65
Total Return(c):	4.37%	16.53%	2.85%	2.64%	4.47%		12.66%

Ratios/Supplemental Data:
Net assets, end of period (000)	$169,943	$179,231	$167,731	$176,009	$184,830		$181,385
Average net assets (000)	$179,083	$175,657	$172,299	$180,590	$181,880		$182,251
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.37%	1.28%	1.30%	1.27%	1.40%	(e)	1.25%
Expenses before waivers and/or expense reimbursement	1.42% (f)	1.33%	1.35%	1.32%	1.45%	(e)	1.30%
Net investment income (loss)	1.03%	0.96%	1.20%	0.88%	0.74%	(e)	0.90%
Portfolio turnover rate(g)	125%	103%	96%	74%	20%		87%

(a)	Calculated based on average shares outstanding during the period.
(b)	For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Defensive Equity Fund	59

Financial Highlights (continued)

Class B Shares
	Year Ended October 31,				Three Months Ended October 31, 2014(a)(b)		Year Ended July 31, 2014(a)
	2018(a)	2017(a)	2016(a)	2015
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$14.66	$13.57	$13.60	$14.15	$13.58		$12.80
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.03	0.06	0.04	-	(c)	0.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.48	2.01	0.21	0.23	0.57		1.45
Total from investment operations	0.50	2.04	0.27	0.27	0.57		1.47
Less Dividends and Distributions
Dividends from net investment income	(0.02)	(0.07)	(0.04)	(0.02)	-		(0.03)
Distributions from net realized gains	(0.52)	(0.88)	(0.26)	(0.80)	-		(0.66)
Total dividends and distributions	(0.54)	(0.95)	(0.30)	(0.82)	-		(0.69)
Net asset value, end of period	$14.62	$14.66	$13.57	$13.60	$14.15		$13.58
Total Return(d):	3.35%	15.71%	2.07%	1.90%	4.20%		11.84%

Ratios/Supplemental Data:
Net assets, end of period (000)	$3,906	$ 6,195	$8,689	$12,401	$17,164		$17,425
Average net assets (000)	$5,127	$ 7,431	$10,392	$14,669	$17,140		$19,454
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	2.28%	2.03%	2.05%	2.02%	2.15%	(f)	2.00%
Expenses before waivers and/or expense reimbursement	2.69% (g)	2.03%	2.05%	2.02%	2.15%	(f)	2.00%
Net investment income (loss)	0.11%	0.24%	0.46%	0.15%	-%	(f)(h)	0.16%
Portfolio turnover rate(i)	125%	103%	96%	74%	20%		87%

(a)	Calculated based on average shares outstanding during the period.
(b)	For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.
(c)	Less than $0.005 per share.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(h)	Less than 0.005%.
(i)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

60

Class C Shares
	Year Ended October 31,				Three Months Ended October 31, 2014(a)(b)		Year Ended July 31, 2014(a)
	2018(a)	2017(a)	2016(a)	2015
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$14.65	$13.56	$13.60	$14.15	$13.57		$12.80
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.03	0.06	0.02	-	(c)	0.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.49	2.01	0.20	0.25	0.58		1.44
Total from investment operations	0.53	2.04	0.26	0.27	0.58		1.46
Less Dividends and Distributions
Dividends from net investment income	(0.03)	(0.07)	(0.04)	(0.02)	-		(0.03)
Distributions from net realized gains	(0.52)	(0.88)	(0.26)	(0.80)	-		(0.66)
Total dividends and distributions	(0.55)	(0.95)	(0.30)	(0.82)	-		(0.69)
Net asset value, end of period	$14.63	$14.65	$13.56	$13.60	$14.15		$13.57
Total Return(d):	3.53%	15.72%	2.00%	1.91%	4.27%		11.75%

Ratios/Supplemental Data:
Net assets, end of period (000)	$31,327	$37,006	$40,003	$45,046	$50,550		$49,855
Average net assets (000)	$35,327	$38,497	$42,741	$48,105	$50,000		$49,435
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	2.12%	2.03%	2.05%	2.02%	2.15%	(f)	2.00%
Expenses before waivers and/or expense reimbursement	2.12% (g)	2.03%	2.05%	2.02%	2.15%	(f)	2.00%
Net investment income (loss)	0.27%	0.22%	0.45%	0.13%	(0.01)%	(f)	0.15%
Portfolio turnover rate(h)	125%	103%	96%	74%	20%		87%

(a)	Calculated based on average shares outstanding during the period.
(b)	For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.
(c)	Less than $0.005 per share.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Defensive Equity Fund	61

Financial Highlights (continued)

Class R Shares
	Year Ended October 31,				Three Months Ended October 31, 2014(a)(b)		Year Ended July 31, 2014(a)
	2018(a)	2017(a)	2016(a)	2015
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$14.91	$13.64	$13.68	$14.23	$13.63		$12.85
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.10	0.12	0.09	0.02		0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.50	2.18	0.20	0.25	0.58		1.44
Total from investment operations	0.59	2.28	0.32	0.34	0.60		1.53
Less Dividends and Distributions
Dividends from net investment income	(0.10)	(0.13)	(0.10)	(0.09)	-		(0.09)
Distributions from net realized gains	(0.52)	(0.88)	(0.26)	(0.80)	-		(0.66)
Total dividends and distributions	(0.62)	(1.01)	(0.36)	(0.89)	-		(0.75)
Net asset value, end of period	$14.88	$14.91	$13.64	$13.68	$14.23		$13.63
Total Return(c):	3.88%	17.62%	2.51%	2.39%	4.40%		12.32%

Ratios/Supplemental Data:
Net assets, end of period (000)	$5	$7	$311	$341	$434		$415
Average net assets (000)	$6	$345	$345	$358	$422		$391
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.78%	1.54%	1.55%	1.52%	1.65%	(e)	1.50%
Expenses before waivers and/or expense reimbursement	229.27% (f)	1.79%	1.80%	1.77%	1.90%	(e)	1.75%
Net investment income (loss)	0.60%	0.75%	0.95%	0.63%	0.48%	(e)	0.65%
Portfolio turnover rate(g)	125%	103%	96%	74%	20%		87%

(a)	Calculated based on average shares outstanding during the period.
(b)	For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

62

Class Z Shares
	Year Ended October 31,				Three Months Ended October 31, 2014(a)(b)		Year Ended July 31, 2014(a)
	2018(a)	2017(a)	2016(a)	2015
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$14.83	$13.72	$13.75	$14.30	$13.68		$ 12.89
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.17	0.19	0.15	0.03		0.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.49	2.02	0.21	0.26	0.59		1.46
Total from investment operations	0.65	2.19	0.40	0.41	0.62		1.61
Less Dividends and Distributions
Dividends from net investment income	(0.16)	(0.20)	(0.17)	(0.16)	-		(0.16)
Distributions from net realized gains	(0.52)	(0.88)	(0.26)	(0.80)	-		(0.66)
Total dividends and distributions	(0.68)	(1.08)	(0.43)	(0.96)	-		(0.82)
Net asset value, end of period	$14.80	$14.83	$13.72	$13.75	$14.30		$ 13.68
Total Return(c):	4.36%	16.84%	3.10%	2.89%	4.53%		12.90%

Ratios/Supplemental Data:
Net assets, end of period (000)	$5,338	$ 6,540	$6,832	$5,126	$3,694		$ 3,473
Average net assets (000)	$6,213	$ 6,611	$5,953	$4,473	$4,210		$ 3,596
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.32%	1.03%	1.05%	1.02%	1.15%	(e)	1.00%
Expenses before waivers and/or expense reimbursement	1.32% (f)	1.03%	1.05%	1.02%	1.15%	(e)	1.00%
Net investment income (loss)	1.08%	1.22%	1.46%	1.12%	0.99%	(e)	1.16%
Portfolio turnover rate(g)	125%	103%	96%	74%	20%		87%

(a)	Calculated based on average shares outstanding during the period.
(b)	For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Defensive Equity Fund	63

Financial Highlights (continued)

Class R6 Shares
	Year Ended October 31, 2018	December 28, 2016(a) through October 31, 2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$14.85	$13.34
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.49	1.37
Total from investment operations	0.68	1.51
Less Dividends and Distributions
Dividends from net investment income	(0.17)	-
Distributions from net realized gains	(0.52)	-
Total dividends and distributions	(0.69)	-
Net asset value, end of period	$14.84	$14.85
Total Return(c):	4.58%	11.32%

Ratios/Supplemental Data:
Net assets, end of period (000)	$223	$114
Average net assets (000)	$132	$61
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.14%	0.88%	(e)
Expenses before waivers and/or expense reimbursement	6.93% (f)	0.88%	(e)
Net investment income (loss)	1.27%	1.19%	(e)
Portfolio turnover rate(g)	125%	103%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

64

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 16:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM QMA Defensive Equity Fund (formerly Prudential QMA Defensive Equity Fund) (the “Fund”), a series of Prudential Investment Portfolios 16, including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Emphasis of Matter

As described in Note 10 to the financial statements, the Board of Trustees along with the Shareholders of the Fund approved a reorganization whereby the Fund would be acquired by an affiliated fund. The reorganization was completed at the close of business on December 14, 2018.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

December 17, 2018

PGIM QMA Defensive Equity Fund	65

Federal Income Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2018, the Fund reported the maximum amount allowed per share, but not less than $0.21 for Class A, B, C, R, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2018, the Fund reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as: 1) qualified dividend income (QDI); and 2) eligible for corporate dividend received deduction (DRD):

	QDI	DRD
PGIM QMA Defensive Equity Fund	71.80%	71.03%

In January 2019 you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2018.

66

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (60) Board Member Portfolios Overseen: 93	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon (66) Board Member Portfolios Overseen: 93	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (66) Board Member Portfolios Overseen: 93	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

PGIM QMA Defensive Equity Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans (58) Board Member Portfolios Overseen: 92	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (62) Board Member & Independent Chair Portfolios Overseen: 93	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (56) Board Member Portfolios Overseen: 92	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company); Independent Director, Kabbage, Inc. (since July 2018) (financial services).	Since September 2017

Michael S. Hyland, CFA (73) Board Member Portfolios Overseen: 93	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Richard A. Redeker (75) Board Member Portfolios Overseen: 93	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

PGIM QMA Defensive Equity Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Brian K. Reid (56)# Board Member Portfolios Overseen: 92	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

#	Mr. Reid joined the Board effective as of March 1, 2018.

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (56) Board Member & President Portfolios Overseen: 93	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin (45) Board Member & Vice President Portfolios Overseen:93	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Grace C. Torres* (59) Board Member Portfolios Overseen: 92	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

PGIM QMA Defensive Equity Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (63) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

Chad A. Earnst (43) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (44) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French (56) Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Jonathan D. Shain (60) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (44) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

Brian D. Nee (52) Treasurer and Principal Financial and Accounting Officer	Vice President and Head of Finance of PGIM Investments LLC (since August 2015) and PGIM Global Partners (since February 2017); formerly, Vice President, Treasurer’s Department of Prudential (September 2007-August 2015).	Since July 2018

Peter Parrella (60) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (57) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

Kelly A. Coyne (50) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

PGIM QMA Defensive Equity Fund

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM QMA Defensive Equity (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7, 2018 and on June 19-21, 2018 and approved the renewal of the agreements through July 31, 2019, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board

[1]	PGIM QMA Defensive Equity Fund is a series of Prudential Investment Portfolios 16.

PGIM QMA Defensive Equity Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7, 2018 and on June 19-21, 2018.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreement are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and QMA. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and QMA. The Board noted that QMA is affiliated with PGIM Investments.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM QMA Defensive Equity Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and QMA

The Board considered potential ancillary benefits that might be received by PGIM Investments and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2017.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2017. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the

Visit our website at pgiminvestments.com

Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Gross Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	4th Quartile	4th Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund underperformed its benchmark index over all periods.
•	The Board noted that it had approved seeking shareholder approval for a reorganization (merger) of the Fund with the PGIM QMA Large-Cap Core Equity Fund.
•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements on an interim basis, pending shareholder approval and completion of the proposed reorganization of the Fund, which was anticipated for the fourth quarter of 2018.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM QMA Defensive Equity Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Brian D. Nee, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’ Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Andrew R. French, Secretary • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM QMA Defensive Equity Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QMA DEFENSIVE EQUITY FUND

SHARE CLASS	A	B	C	R	Z	R6*
NASDAQ	PAMGX	DMGBX	PIMGX	SPMRX	PDMZX	PAMQX
CUSIP	74442X868	74442X785	74442X793	74442X819	74442X827	74442X777

*Formerly known as Class Q shares.

MFSP504E3

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2018 and October 31, 2017, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $118,782 and $99,784 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2018 and October 31, 2017: none.

(c) Tax Fees

For the fiscal years ended October 31, 2018 and October 31, 2017: none.

(d) All Other Fees

For the fiscal years ended October 31, 2018 and October 31, 2017: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
◾ Federal, state and local income tax compliance; and,
◾ Sales and use tax compliance
➢ Timely	RIC qualification reviews
➢ Tax	distribution analysis and planning
➢ Tax	authority examination services
➢ Tax	appeals support services
➢ Accounting	methods studies
➢ Fund	merger support services
➢ Tax	consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➣	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➣	Financial information systems design and implementation
➣	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➣	Actuarial services
➣	Internal audit outsourcing services
➣	Management functions or human resources
➣	Broker or dealer, investment adviser, or investment banking services
➣	Legal services and expert services unrelated to the audit
➣	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended October 31, 2018 and October 31, 2017: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2018 and October 31, 2017 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)		Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 16

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	December 18, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 18, 2018

By:	/s/ Brian D. Nee
Brian D. Nee
Treasurer and Principal Financial and Accounting Officer

Date:	December 18, 2018